Exhibit 10.1

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of September 1, 2007

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                                TABLE OF CONTENTS

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Section 1.     Transactions on or Prior to the Closing Date....................
Section 2.     Closing Date Actions............................................
Section 3.     Conveyance of Mortgage Loans....................................
Section 4.     Depositor's Conditions to Closing...............................
Section 5.     Seller's Conditions to Closing..................................
Section 6.     Representations and Warranties of Seller........................
Section 7.     Obligations of Seller...........................................
Section 8.     Crossed Loans...................................................
Section 9.     Representations and Warranties of Depositor.....................
Section 10.    Survival of Certain Representations, Warranties and Covenants...
Section 11.    Transaction Expenses............................................
Section 12.    Recording Costs and Expenses....................................
Section 13.    Notices.........................................................
Section 14.    Examination of Mortgage Files...................................
Section 15.    Successors......................................................
Section 16.    Governing Law...................................................
Section 17.    Severability....................................................
Section 18.    Further Assurances..............................................
Section 19.    Counterparts....................................................
Section 20.    Treatment as Security Agreement.................................
Section 21.    Recordation of Agreement........................................
Section 22.    Notice of Exchange Act Reportable Events........................
Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule
Schedule III   Mortgage Loans Constituting Crossed Groups
Schedule IV    Mortgage Loans with Lost Notes
Schedule V     Exceptions to Seller's Representations and Warranties
Exhibit A      Representations and Warranties Regarding the Mortgage Loans
Exhibit B      Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 1, 2007, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date, which period may be extended by thirty (30) days as provided in the Pooling and Servicing Agreement. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates, the sale of the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and the sale of the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that Depositor and Seller have mutually agreed upon as the "Net Securitization Proceeds/Fees" under the heading "Column Financial Share" in the Closing Statement (which amount includes, without limitation, accrued interest and is less those costs and expenses to be paid by Seller, including those expenses to be paid pursuant to Section 11 hereof).

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall transfer all of its right, title and interest in, to and under the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates) in exchange for the issuance of the Certificates to or at the direction of Depositor.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to Seller's receipt of the Mortgage Loan Purchase Price, Seller does hereby assign, transfer, set over and otherwise convey, without recourse, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 20(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, transfer, setting over and other conveyance shall not be construed to limit any obligation of Seller and any servicing rights of Wachovia Bank, National Association under that certain servicing rights purchase agreement, dated as of September 1, 2007, between Seller and Wachovia Bank, National Association, or of KeyCorp Real Estate Capital Markets, Inc. under that certain servicing rights purchase agreement, dated as of September 1, 2007, between Seller and KeyCorp Real Estate Capital Markets, Inc. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

            (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4, without recourse, representation or warranty, express or implied";

            (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4";

            (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator of the Mortgage Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the applicable Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4", which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective and in recordable form under applicable law);

            (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the applicable Mortgage Loan Originator to Seller;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the applicable Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company, or an interim binder that is "marked up" as binding and countersigned by the title company, which in any case is binding on the title insurance company), insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as CSC/LexisNexis Document Solutions, Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the applicable Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

            (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (xiii) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

            (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

            (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

            (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (xvii) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

            (xviii) the original or a copy of the ground lease and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any;

            (xix) the original or copy of any property management agreement;

            (xx) without duplication with clause (xiii) above, a copy of the mortgage note evidencing the related Junior Loan, if any;

            (xxi) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties; and

            (xxii) a checklist of the related Mortgage Loan Documents included in the subject Mortgage File.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assignments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents)(other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of such last sentence of such first paragraph of this
Section 3 should be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File; provided that Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee and the applicable Master Servicer a duplicate original or true copy of such document or instrument (certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or photocopy of the original thereof submitted for recording or filing) on the Closing Date; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee (with a copy thereof to the applicable Master Servicer) either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii) (relating to Mortgages), (iv) (relating to Assigments of Leases), (viii) (relating to assumption agreements, modifications, written assurance agreements and substitution agreements), (xi) (relating to UCC Financing Statements and related documents) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) (relating to powers of attorney) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy or duplicate original of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller fails, as to any Mortgage Loan, to deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement, solely because such UCC Financing Statement has not been returned to Seller by the applicable public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee (with a copy to the applicable Master Servicer) upon its return from the applicable filing or recording office, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, to engage a third-party contractor to prepare or complete in proper form for filing or recording any and all of the assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and (xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit such Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver such Assignments to the Trustee or its designee (with a copy to the applicable Master Servicer) as such Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to the Mortgage Loans and constituting the related Servicing Files (as defined in the Pooling and Servicing Agreement).

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed to constitute the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents that constitute the Servicer File with respect to the related Mortgage Loan shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Seller shall, under generally accepted accounting principles, report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and applicable Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the applicable Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the applicable Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            (xiii) At the Time of Sale (as defined in the Indemnification Agreement), the information set forth in any Disclosure Information (as defined in the Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "--Relevant Parties/Entities--Originators," "--The Underlying Mortgage Loans" and "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail (as defined in the Indemnification Agreement); provided that, the Seller makes no representation or warranty to the extent that any such untrue statement or omission or alleged untrue statement or omission was made as a result of an error in the manipulation of, or an error in any calculations based upon, or an error in any aggregation (other than an aggregation made in the Loan Detail by the Seller) of, the numerical, financial and/or statistical information regarding the Mortgage Loan Seller Information (as defined in the Indemnification Agreement).

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If any Certificateholder, the applicable Master Servicer, the applicable Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in any such case, a "Breach"), or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" described in the immediately following paragraph) in the related Mortgage File), such party shall give notice to the applicable Master Servicer, the applicable Special Servicer, the Trustee and the Rating Agencies. If the applicable Master Servicer or the applicable Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect", as applicable), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the applicable Master Servicer, the applicable Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that Seller shall have an additional 90 days to cure such Material Breach or Material Defect if all of the following conditions are satisfied: (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period; (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code); (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period; and (iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) (relating to evidence of title insurance) of the last sentence of the first paragraph of
Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation; (e) the absence from the Mortgage File (or the Servicer File) of any required original letter of credit (as required in the provisos of Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; (f) the absence from the Mortgage File of the original or a copy of any required ground lease; or (g) solely in the case of a Mortgage Loan secured by a Mortgaged Property operated as a hospitality property, the absence from the Mortgage File of the related franchise agreement and/or franchisor comfort letter. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach", as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7) with respect to, or its discovery of, such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Crossed Group (as defined below) and (iii) the applicable Breach or Defect does not otherwise constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Crossed Group" is any group of Mortgage Loans identified as a Crossed Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this
Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify, upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of such Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 10. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 11. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, an expense shall be paid by the party incurring such expense).

            Section 12. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 13. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Tessa Peters, Telecopy No.: (212) 325-8282), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 14. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 15. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Seller and Depositor and their respective successors and permitted assigns and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated August 24, 2007, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 17. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 18. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 19. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 20. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 21. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

            Section 22. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use commercially reasonable efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) Business Day of become aware of such event giving rise to such disclosure and in any event no later than two (2) Business Days of the Seller becoming aware of such event, and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon the filing of the Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 12.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Exchange Act.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                        COLUMN FINANCIAL, INC.,
                                        as Seller


                                        By: /s/ Jeffrey A. Altabef
                                            ------------------------------------
                                            Name: Jeffrey A. Altabef
                                            Title: Vice President


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.,
                                        as Depositor


                                        By: /s/ Jeffrey A. Altabef
                                            ------------------------------------
                                            Name: Jeffrey A. Altabef
                                            Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of September 1, 2007, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated August 24, 2007, among, Column Financial, Inc. (solely with respect to its obligations under Section 11 thereof), Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means September 7, 2007.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Crossed Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in September 2007.

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated August 24, 2007, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of September 1, 2007, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated August 13, 2007, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated August 24, 2007, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M, Class A-1-AM, Class A-J, Class A-1-AJ and Class A-SP Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan that are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and PNC Capital Markets LLC.

            "Underwriting Agreement" means the Underwriting Agreement, dated August 24, 2007, among Depositor, Column Financial, Inc. (solely with respect to its obligations under Section 12 thereof) and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C4

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C4


                                     Loan Group
#                          Crossed   #
------------------------   -------   ----------
                       1                      1
                     1.1                      1
                     1.2                      1
                       2                      1
                       3                      1
                       4                      1
                       5                      2
                       6                      2
                     6.1                      2
                     6.2                      2
                     6.3                      2
                     6.4                      2
                     6.5                      2
                       7                      1
                       8                      1


                       9                      2
                     9.1                      2
                     9.2                      2
                     9.3                      2
                     9.4                      2
                      10                      2
                    10.1                      2
                    10.2                      2
                      11                      1
                      13                      1
                      14                      1
                      15                      1
                      17                      1
                      18                      1

                    18.1                      1
                    18.2                      1
                    18.3                      1
                    18.4                      1
                    18.5                      1
                    18.6                      1
                    18.7                      1
                      19                      2
                      20                      1
                      21                      1
                    21.1                      1
                    21.2                      1
                      23                      2






                      25                      1
                      26                      1
                      27                      1
                      28                      1
                      30                      2
                      31                      1
                      32                      1
                      33                      1

                      34                      1
                      35                      2
                      36   A                  1







                      37   A                  1







                      38   A                  1







                      39                      2
                      40                      2
                      41                      2











                      42                      1




                      45                      2










                      46                      1
                      48                      2









                      49                      2
                      50                      2
                      52                      1
                      56                      1
                      58                      1
                      59                      1
                      60                      1
                      61                      2
                      62                      1
                      63                      2
                      64                      2

                      65                      2
                      67                      1
                      68                      1
                      69                      1
                      71                      1
                      72                      1
                      73                      2
                      74                      1
                      76                      1
                    76.1                      1
                    76.2                      1
                      78                      1
                    78.1                      1
                    78.2                      1
                    78.3                      1
                    78.4                      1
                      79                      1
                      80                      1
                      82                      1
                      83                      1
                      84                      1
                      86                      1
                      87                      1
                      88                      1
                      90                      1
                      91                      1
                      92                      1
                      93                      1
                      94                      2
                    94.1                      2
                    94.2                      2
                    94.3                      2
                    94.4                      2
                    94.5                      2
                      95                      1
                      96                      1
                      98                      1
                     101                      1
                     102                      2
                     103                      1
                     105                      1
                     106                      1
                     107                      1




                     108                      1
                     109                      1
                     110                      2
                     112                      1
                     113                      1
                     114                      1
                     115                      1
                   115.1                      1
                   115.2                      1
                     116                      1
                     117                      1
                     118                      2
                     119                      1
                     120                      1
                     121                      2
                   121.1                      2
                   121.2                      2
                     122                      1
                     123                      1
                     124                      1
                     126                      1
                     129                      1
                     130                      1
                     131                      1
                     132                      1
                     133                      1

                     134                      1


                     136                      1
                     139                      1
                     140                      1
                   140.1                      1
                   140.2                      1
                     141                      1
                     142                      1


                   142.1                      1
                   142.2                      1
                     143                      1
                     145                      1
                     147                      1
                     148                      2
                     149                      1
                     150                      1
                     154                      1
                     155                      2
                     157                      1
                     158                      1
                     161                      1
                     164                      1
                     165                      1
                     166                      2
                     167                      1
                     168                      2
                     169                      1
                     171                      2
                     172                      2
                     173                      1
                     174                      2
                     175                      2
                     178                      1
                     179                      1
                     181                      1
                     182                      1
                     184                      1
                     185                      1
                     186                      1
                     188                      1

                     190                      1
                     193                      2
                     195                      2
                     197                      2
                     199                      1
                     200                      1


                     201                      1
                     206                      2
                     208                      1
                     209                      1
                     210                      1
                     211                      1

Total/Weighted Average:

#                          Property Name
------------------------   ----------------------------------------------
                       1   Shutters on the Beach & Casa Del Mar Portfolio
                     1.1   Shutters on the Beach
                     1.2   Casa Del Mar
                       2   245 Fifth Avenue
                       3   City Tower
                       4   2600 Michelson
                       5   Meyberry House
                       6   Hamburg Trust Portfolio
                     6.1   Caribbean Isle
                     6.2   Forest Park
                     6.3   Wind Tree
                     6.4   Warwick Apartments
                     6.5   Coulter Landing
                       7   St. Luke's At Cypress Woods
                       8   Lakeview Plaza


                       9   Esquire Portfolio
                     9.1   3489 Broadway
                     9.2   548 West 164th Street
                     9.3   610 West 163rd Street
                     9.4   519 West 143rd Street
                      10   Artisan Las Vegas Multifamily Portfolio
                    10.1   Meadow Ridge
                    10.2   Spanish Oaks
                      11   Sweetwater Crossings
                      13   Grove Square Shopping Center
                      14   Crystal Corporate Center
                      15   Hillside Village Shopping Center
                      17   Wellington Tower Retail
                      18   Egizii Portfolio

                    18.1   Egizii Portfolio-Bucari Building
                    18.2   Egizii Portfolio-Ridgely Building
                    18.3   Egizii Portfolio-Pana Warehouse
                    18.4   Egizii Portfolio 400 North Fifth Street
                    18.5   Egizii Portfolio-700 North MacArthur
                    18.6   Egizii Portfolio-Bell Building
                    18.7   Egizii Portfolio-Edwards Building
                      19   Paradise Bay
                      20   Hampton Inn Downtown Dallas
                      21   W 125th St & 1645 Pitkin Portfolio
                    21.1   West 125th St Portfolio
                    21.2   1645 Pitkin St
                      23   Champions Park Apartments






                      25   The Madison Hotel
                      26   University Square
                      27   Mokena Retail
                      28   University Centre I
                      30   Champions Centre Apartments
                      31   Cranbrook Plaza
                      32   Temescal Plaza
                      33   82 Totowa Road

                      34   565 Metro Place
                      35   Park Village
                      36   RV Dakota Ridge RV Park







                      37   RV Elk Meadows RV Park







                      38   RV Spruce Lake RV Park







                      39   Pegasus Place
                      40   The Fairways Apartments
                      41   Parks at Walnut











                      42   Sprouts Center Surprise




                      45   St. Charles Place










                      46   Whole Foods - Alexandria
                      48   Bullard Crossing









                      49   Curry Junction Apartments
                      50   Crown Acquisitions
                      52   Northridge Shopping Center
                      56   Trade Center
                      58   Shilo Tacoma Washington
                      59   Prime One Office Building
                      60   Holiday Inn Express - Flagstaff Arizona
                      61   Bullard Creek
                      62   Catoosa Shopping Center
                      63   Wexford Homes
                      64   Center Pointe Apartments

                      65   Farmville Apartment Portfolio
                      67   Viewridge Industrial
                      68   Country Inn & Suites Elgin, IL
                      69   Holiday Inn Express Winnemucca
                      71   Alliance Commerce Center
                      72   Pleasant Hill Station
                      73   Ravine Bluff Apartments
                      74   Holiday Inn Express Carson City
                      76   Drug Mart Plaza A - ROLLUP
                    76.1   Drug Mart Plaza - Upper Sandusky
                    76.2   Drug Mart Plaza - Parma Heights
                      78   Best Storage Portfolio
                    78.1   Best Storage Dripping Springs
                    78.2   Best Storage Bastrop
                    78.3   Best Storage Lockhart
                    78.4   Best Storage San Marcos
                      79   488 Main Avenue
                      80   Muhlenberg Square
                      82   Gateway Center
                      83   Northside Plaza
                      84   Design Market
                      86   Troy Marketplace
                      87   Fountain Court
                      88   City Center MOB
                      90   Plaza Medical & Research Center I
                      91   Prominence Shops at Liberty Park
                      92   Ray's On The River
                      93   4355 Montgomery Road
                      94   Golden Enterprises Apartment Portfolio
                    94.1   4315 Coldwater Canyon
                    94.2   4320 Coldwater Canyon
                    94.3   13504 Burbank Boulevard
                    94.4   4652 Fulton Avenue
                    94.5   13009 Moorpark Street
                      95   Best Buy - Owasso
                      96   Shoppes at Taylor Ranch
                      98   Main & 8th Street Retail
                     101   Mound Road Commons
                     102   7733 South Shore Drive
                     103   112 York Road
                     105   Warwick Place
                     106   Westport Landing Shopping Center
                     107   Old Hickory




                     108   Marshall Office Park
                     109   Ramada Inn Austin
                     110   Mountain Meadows MHC
                     112   Screenland Office
                     113   Comfort Inn & Suites Mansfield
                     114   Hobby Lobby Retail Center
                     115   127 & 4000 Church Road
                   115.1   127 Church Road
                   115.2   4000 Church Road
                     116   Holiday Inn Express Hillsborough
                     117   1800 6th Street
                     118   Santa Fe Trails Apartments
                     119   Sleep Inn & Suites Metairie
                     120   Hampton Inn Horse Cave
                     121   Cranberry Hill & Norberry
                   121.1   Cranberry Hill Apartments
                   121.2   Norberry Condominiums
                     122   Autumn Springs Office Building
                     123   Holiday Inn Express Yankton
                     124   Goshen Commercial
                     126   412 S. Wall St. & 319 Winston St.
                     129   Marina Marketplace
                     130   Deerwood Village Executive Center
                     131   Shockoe Cary Building
                     132   Tower Storage
                     133   Clearpoint Crossing

                     134   Jackson Plaza-Edinburg


                     136   Skyline 1998
                     139   Oakridge Square Shopping Center
                     140   Lakeside Portfolio
                   140.1   20282 Garrett Highway
                   140.2   13227 Garrett Highway
                     141   Everett Retail
                     142   Providence Plaza & Shoppes at Midtown


                   142.1   Providence Plaza
                   142.2   Shoppes at Midtown
                     143   Dunn Commons
                     145   James Madison Square
                     147   180-184 Sunrise Highway
                     148   River Rose MHC
                     149   10620 Metcalf Avenue
                     150   Millennium Plaza
                     154   3100 University Boulevard
                     155   Vista Woods MHP
                     157   Naperville Executive Center
                     158   Concentra Medical Building
                     161   CVS Woodstock
                     164   Crabapple Place
                     165   Prairie Village
                     166   Castle Hills Apartments
                     167   Desoto Self Storage
                     168   Enfield Apartments
                     169   Tifton Mini Warehouse
                     171   Forest Creek MHP
                     172   Brunswick Apartments
                     173   5741 Bayside Road
                     174   1912 R Street, NW
                     175   Southwind Village MHP
                     178   353 Nassau Street
                     179   Office Depot Greensboro
                     181   Atrium Office Building
                     182   Airport Plaza
                     184   Fairfield Square Shopping Center
                     185   Citizens Bank Plaza
                     186   953-963 West Belmont
                     188   Kilby Place

                     190   McColl Plaza
                     193   Medical Center Apartments
                     195   Fiesta Mobile Home Park
                     197   Windy Hill Apartments
                     199   Ponca City Plaza SC
                     200   Update Center


                     201   Little Elm Self Storage
                     206   Nottingham Estates MHC
                     208   Lakeside Marketplace
                     209   Armor Self Storage
                     210   Kelly Plaza
                     211   Boiling Springs Center

Total/Weighted Average:

#                          Address
------------------------   -----------------------------------------------------------------------
                       1
                     1.1   One Pico Boulevard
                     1.2   1910 Ocean Way
                       2   245 Fifth Avenue
                       3   333 City Boulevard West
                       4   2600 Michelson Drive
                       5   220 East 63rd Street
                       6
                     6.1   3503 Bonaire Boulevard
                     6.2   2829 South Oakland Forest Drive
                     6.3   3630 Brennan Boulevard
                     6.4   2400 Arrowhead Drive
                     6.5   7208 West 34th Street
                       7   15655 Cypress Woods Medical Drive
                       8   1505-1515 Route 22


                       9
                     9.1   3489 Broadway
                     9.2   548 West 164th Street
                     9.3   610 West 163rd Street
                     9.4   519 West 143rd Street
                      10
                    10.1   5055 Lindell Road
                    10.2   2301 South Valley View Boulevard
                      11   1502-1910 Sweetwater Road
                      13   13601 Grove Drive
                      14   2500 North Military Trail
                      15   6401 East Mockingbird Lane
                      17   350 East 82nd Street
                      18

                    18.1   509 South Sixth Street
                    18.2   500 East Monroe
                    18.3   2285 East 350 North Road
                    18.4   400-424 North Fifth Street
                    18.5   700 North MacArthur Boulevard
                    18.6   424 South 5th Street
                    18.7   528 South Fifth Street
                      19   5901 Weber Road
                      20   1015 Elm Street
                      21
                    21.1   112-118 West 125th Street, 250 West 125th Street, 117 West 124th Street
                    21.2   1645 Pitkin Street
                      23   13050 Champions Park Drive






                      25   One Convent Road
                      26   Northeast Corner University Parkway & Lockwood Ridge Road
                      27   11244 and 11310 West Lincoln Highway
                      28   1300 South University Drive
                      30   13222 Champions Centre Drive
                      31   532-598 Cranbrook Road, 10400-10402 Ridgeland Road
                      32   4869-5095 Telegraph Avenue
                      33   82 Totowa Road

                      34   565 Metro Place South
                      35   7575 South Westmoreland Road
                      36   17800 West Colfax Avenue







                      37   1665 Colorado Highway 66







                      38   1050 Mary's Lake Road







                      39   2504 Larkin Road
                      40   1450 North State Highway 360
                      41   10000 Walnut Street











                      42   13757-13761 West Bell Road




                      45   2000 Old Minden Road










                      46   1700 Duke Street
                      48   5105 Old Bullard Road









                      49   3549 Curry Lane
                      50   1240, 1310, 1502 West Ajo Way
                      52   8329 Roswell Road
                      56   100 Trade Centre Drive
                      58   7414 South Hosmer Street
                      59   20601 North 19th Avenue
                      60   2320 East Lucky Lane
                      61   5621 Old Bullard Road
                      62   2500 North Highway 66
                      63   600 Wembley Circle
                      64   460 North Arthur Street

                      65   408 High Street
                      67   4520 Viewridge Avenue
                      68   2270 Point Boulevard
                      69   1987 West Winnemucca Boulevard
                      71   615 West Wilshire Boulevard
                      72   2442 Pleasant Hill Road
                      73   5454 Ponderosa Drive
                      74   4055 North Carson Street
                      76
                    76.1   1155 East Wyandot Avenue
                    76.2   6476 York Road
                      78
                    78.1   26552 Ranch Road 12
                    78.2   770 Highway 71 West
                    78.3   1414 South Colorado Street
                    78.4   2406 Interstate 35 South
                      79   488 Main Avenue
                      80   3417 North 5th Street
                      82   991 South State Road 7
                      83   132-01 14th Avenue
                      84   501 Northeast 122nd Street
                      86   1225-1265 Highway 231
                      87   1-31 Fountain Court
                      88   3610 Michelle Wittmer Memorial Drive
                      90   13128 North 94th Drive
                      91   8000 Liberty Parkway
                      92   6700 Powers Ferry Road
                      93   4355 Montgomery Road
                      94
                    94.1   4315 Coldwater Canyon Avenue
                    94.2   4320 Coldwater Canyon
                    94.3   13504 Burbank Boulevard
                    94.4   4652 Fulton Avenue
                    94.5   13009 Moorpark Street
                      95   9055 North 121st Avenue E
                      96   4801 Montano Road Northwest
                      98   800-813 South Main Street and 100-118 8th Street
                     101   56692-56848 Mound Road
                     102   7733 South Shore Drive
                     103   112 York Road
                     105   33 Lambert Lind Highway
                     106   534-552 Westport Road
                     107   Northeast Corner Old Hickory Tree Road & U.S. Highway 192




                     108   6385 and 6425 West 52nd Avenue
                     109   9121 North Interstate Highway 35
                     110   8628 Huffine Lane
                     112   1656 Washington Street
                     113   175 North Highway 287
                     114   901 South Interstate 35
                     115
                   115.1   127 Church Road
                   115.2   4000 Church Road
                     116   202 Cardinal Drive
                     117   1800 6th Street
                     118   6347 Melody Lane & 6318 Ridgecrest Road
                     119   4601 North IH 10 Service Road (Utica Street) and 4708 Trenton Street
                     120   750 Flint Ridge Road
                     121
                   121.1   101-135 West Water Street
                   121.2   1200 & 1201 Dutilh Road
                     122   512 Autumn Springs Court
                     123   2607 Broadway Avenue
                     124   100 Canal Street
                     126   412 South Wall Street & 319 Winston Street
                     129   1495 East Prater Way
                     130   9770 Baymeadows Road
                     131   19-21 South 13th Street
                     132   4310 Highway 45 East
                     133   11510 Space Center Boulevard

                     134   2404 West University Drive


                     136   16050 North 76th Street
                     139   1600 Babcock Road
                     140
                   140.1   20282 & 20294 Garret Highway
                   140.2   13227 Garrett Highway
                     141   711 112th Street Southeast
                     142


                   142.1   6601 Airport Boulevard
                   142.2   1500 Government Street
                     143   10210 Couloak Drive
                     145   1306 Hillside Avenue
                     147   180-184 Sunrise Higway
                     148   2601 North Barker Road
                     149   10620 Metcalf Avenue
                     150   2235 Empire Boulevard
                     154   3100 University Boulevard
                     155   5887 Deerfield Road
                     157   1555 North Naperville Wheaton Road
                     158   1617 South Third Street
                     161   1600 Towne Lake Parkway
                     164   24 East Crossville Road
                     165   6105-6139 East 13th Street North
                     166   6014 Blanco Road
                     167   2274 Highway 51 North
                     168   1200 and 1208 Enfield Road
                     169   2202 Leslie Locke Road, 96 Vernon Drive, 98 Cypress Street
                     171   2267 Berry Road
                     172   3205 Brunswick Street
                     173   5741 Bayside Road
                     174   1912 R Street Northwest
                     175   1269 River Road
                     178   353 Nassau Street
                     179   920 North Church Street
                     181   13313 Southwest Freeway
                     182   762-770 Route 3
                     184   1201 West Vernon Avenue
                     185   2170 Matlock Road
                     186   953-963 West Belmont Avenue
                     188   101 North 40th Street

                     190   4120 South McColl Road
                     193   400, 404, 408 and 412 Paladin Drive
                     195   102 Amigo Lane
                     197   120 Chalfont Drive
                     199   910 East Prospect Avenue
                     200   9909 224th Street East


                     201   150 Lobo Lane
                     206   4400 Daleview Avenue
                     208   131 Elams Road
                     209   5804 North Denton Highway
                     210   22441-22445 Kelly Road
                     211   3906 Boiling Springs Road

Total/Weighted Average:

                                                                             Zip     Property
#                          City               County                 State   Code    Type
------------------------   ----------------   --------------------   -----   -----   ------------
                       1
                     1.1   Santa Monica       Los Angeles            CA      90405   Hotel
                     1.2   Santa Monica       Los Angeles            CA      90405   Hotel
                       2   New York           New York               NY      10016   Office
                       3   Orange             Orange                 CA      92868   Office
                       4   Irvine             Orange                 CA      92612   Office
                       5   New York           New York               NY      10065   Multifamily
                       6
                     6.1   Kissimmee          Osceola                FL      34741   Multifamily
                     6.2   Oakland Park       Broward                FL      33309   Multifamily
                     6.3   Amarillo           Randall                TX      79121   Multifamily
                     6.4   Abilene            Taylor                 TX      79606   Multifamily
                     6.5   Amarillo           Randall                TX      79109   Multifamily
                       7   Houston            Harris                 TX      77014   Office
                       8   Southeast          Putnam                 NY      10509   Retail


                       9
                     9.1   New York           New York               NY      10031   Multifamily
                     9.2   New York           New York               NY      10032   Multifamily
                     9.3   New York           New York               NY      10032   Multifamily
                     9.4   New York           New York               NY      10031   Multifamily
                      10
                    10.1   Las Vegas          Clark                  NV      89118   Multifamily
                    10.2   Las Vegas          Clark                  NV      89102   Multifamily
                      11   National City      San Diego              CA      91950   Retail
                      13   Maple Grove        Hennepin               MN      55311   Retail
                      14   Boca Raton         Palm Beach             FL      33431   Office
                      15   Dallas             Dallas                 TX      75214   Retail
                      17   New York           New York               NY      10028   Retail
                      18

                    18.1   Springfield        Sangamon               IL      62701   Office
                    18.2   Springfield        Sangamon               IL      62701   Office
                    18.3   Pana               Christian              IL      62557   Industrial
                    18.4   Springfield        Sangamon               IL      62702   Office
                    18.5   Springfield        Sangamon               IL      62702   Industrial
                    18.6   Springfield        Sangamon               IL      62701   Office
                    18.7   Springfield        Sangamon               IL      62705   Office
                      19   Corpus Christi     Nueces                 TX      78413   Multifamily
                      20   Dallas             Dallas                 TX      75202   Hotel
                      21
                    21.1   New York           New York               NY      10027   Retail
                    21.2   Brooklyn           Kings                  NY      11212   Retail
                      23   Houston            Harris                 TX      77069   Multifamily






                      25   Morris Township    Morris                 NJ      07960   Hotel
                      26   Sarasota           Sarasota               FL      34243   Retail
                      27   Mokena             Will                   IL      60448   Retail
                      28   Ft. Worth          Tarrant                TX      76107   Office
                      30   Houston            Harris                 TX      77069   Multifamily
                      31   Cockeysville       Baltimore              MD      21030   Retail
                      32   Oakland            Alameda                CA      94609   Retail
                      33   Wayne              Passaic                NJ      07470   Industrial

                      34   Dublin             Franklin               OH      43017   Office
                      35   Dallas             Dallas                 TX      75237   Multifamily
                      36   Golden             Jefferson              CO      80401   Multifamily







                      37   Estes Park         Larimer                CO      80517   Multifamily







                      38   Estes Park         Larimer                CO      80517   Multifamily







                      39   Lexington          Fayette                KY      40503   Multifamily
                      40   Grand Prairie      Tarrant                TX      75050   Multifamily
                      41   Dallas             Dallas                 TX      75243   Multifamily











                      42   Surprise           Maricopa               AZ      85374   Retail




                      45   Bossier City       Bossier                LA      71111   Multifamily










                      46   Alexandria         Alexandria City        VA      22314   Retail
                      48   Tyler              Smith                  TX      75703   Multifamily









                      49   Abilene            Taylor                 TX      79606   Multifamily
                      50   Tucson             Pima                   AZ      85713   Multifamily
                      52   Sandy Springs      Fulton                 GA      30350   Retail
                      56   Champaign          Champaign              IL      61820   Office
                      58   Tacoma             Pierce                 WA      98408   Hotel
                      59   Phoenix            Maricopa               AZ      85027   Industrial
                      60   Flagstaff          Coconino               AZ      86004   Hotel
                      61   Tyler              Smith                  TX      75703   Multifamily
                      62   Catoosa            Rogers                 OK      74015   Retail
                      63   Duncanville        Dallas                 TX      75137   Multifamily
                      64   Kennewick          Benton                 WA      99336   Multifamily

                      65   Farmville          Prince Edward          VA      23901   Multifamily
                      67   San Diego          San Diego              CA      92123   Industrial
                      68   Elgin              Kane                   IL      60123   Hotel
                      69   Winnemucca         Humboldt               NV      89445   Hotel
                      71   Oklahoma City      Oklahoma               OK      73116   Mixed Use
                      72   Duluth             Gwinnett               GA      30096   Retail
                      73   Columbus           Franklin               OH      43231   Multifamily
                      74   Carson City        Carson City            NV      89706   Hotel
                      76
                    76.1   Upper Sandusky     Wyandot                OH      43351   Retail
                    76.2   Parma Heights      Cuyahoga               OH      44130   Retail
                      78
                    78.1   Dripping Springs   Hays                   TX      78620   Self Storage
                    78.2   Bastrop            Bastrop                TX      78602   Self Storage
                    78.3   Lockhart           Caldwell               TX      78644   Self Storage
                    78.4   San Marcos         Hays                   TX      78666   Self Storage
                      79   Norwalk            Fairfield              CT      06851   Office
                      80   Muhlenberg         Berks                  PA      19605   Retail
                      82   Plantation         Broward                FL      33317   Industrial
                      83   College Point      Queens                 NY      11356   Retail
                      84   Oklahoma City      Oklahoma               OK      73114   Industrial
                      86   Troy               Pike                   AL      36081   Retail
                      87   Bartonsville       Monroe                 PA      18321   Retail
                      88   New Berlin         Waukesha               WI      53151   Office
                      90   Peoria             Maricopa               AZ      85381   Office
                      91   Vestavia Hills     Jefferson              AL      35242   Retail
                      92   Atlanta            Fulton                 GA      30339   Retail
                      93   Naperville         Du Page                IL      60564   Office
                      94
                    94.1   Studio City        Los Angeles            CA      91604   Multifamily
                    94.2   Studio City        Los Angeles            CA      91604   Multifamily
                    94.3   Sherman Oaks       Los Angeles            CA      91401   Multifamily
                    94.4   Sherman Oaks       Los Angeles            CA      91423   Multifamily
                    94.5   Studio City        Los Angeles            CA      91604   Multifamily
                      95   Owasso             Tulsa                  OK      74055   Retail
                      96   Albuquerque        Bernalillo             NM      87120   Retail
                      98   Los Angeles        Los Angeles            CA      90014   Retail
                     101   Shelby Township    Macomb                 MI      48316   Industrial
                     102   Chicago            Cook                   IL      60649   Multifamily
                     103   Elmhurst           Dupage                 IL      60126   Mixed Use
                     105   Warwick            Kent                   RI      02886   Mixed Use
                     106   Kansas City        Jackson                MO      64111   Retail
                     107   St. Cloud          Osceola                FL      34771   Retail




                     108   Arvada             Jefferson              CO      80002   Industrial
                     109   Austin             Travis                 TX      78753   Hotel
                     110   Bozeman            Gallatin               MT      59718   Multifamily
                     112   Kansas City        Jackson                MO      64108   Office
                     113   Mansfield          Tarrant                TX      76063   Hotel
                     114   Georgetown         Williamson             TX      78626   Retail
                     115
                   115.1   Marlton            Burlington             NJ      08053   Office
                   115.2   Mount Laurel       Burlington             NJ      08054   Office
                     116   Hillsborough       Orange                 NC      27278   Hotel
                     117   Los Angeles        Los Angeles            CA      90057   Retail
                     118   Dallas             Dallas                 TX      75231   Multifamily
                     119   Metairie           Jefferson              LA      70006   Hotel
                     120   Horse Cave         Hart                   KY      42749   Hotel
                     121
                   121.1   Slippery Rock      Butler                 PA      16057   Multifamily
                   121.2   Cranberry          Butler                 PA      16066   Multifamily
                     122   Franklin           Williamson             TN      37067   Office
                     123   Yankton            Yankton                SD      57078   Hotel
                     124   Goshen             Orange                 NY      10924   Office
                     126   Los Angeles        Los Angeles            CA      90013   Retail
                     129   Sparks             Washoe                 NV      89434   Retail
                     130   Jacksonville       Duval                  FL      32256   Office
                     131   Richmond           Henrico                VA      23219   Mixed Use
                     132   Fayetteville       Washington             AR      72703   Self Storage
                     133   Houston            Harris                 TX      77059   Retail

                     134   Edinburg           Hidalgo                TX      78541   Retail


                     136   Scottsdale         Maricopa               AZ      85260   Mixed Use
                     139   San Antonio        Bexar                  TX      78229   Retail
                     140
                   140.1   Oakland            Garrett                MD      21550   Retail
                   140.2   Oakland            Garrett                MD      21550   Retail
                     141   Everett            Snohomish              WA      98208   Retail
                     142


                   142.1   Mobile             Mobile                 AL      36695   Retail
                   142.2   Mobile             Mobile                 AL      36606   Retail
                     143   Charlotte          Mecklenburg            NC      28216   Retail
                     145   Harrisonburg       Harrisonburg City      VA      22801   Retail
                     147   Rockville Center   Nassau                 NY      11570   Office
                     148   Otis Orchards      Spokane                WA      99027   Multifamily
                     149   Overland Park      Johnson                KS      66212   Retail
                     150   Webster            Monroe                 NY      14580   Mixed Use
                     154   Jacksonville       Duval                  FL      32216   Office
                     155   Milford            Clermont               OH      45150   Multifamily
                     157   Naperville         DuPage                 IL      60563   Office
                     158   Saint Louis        Saint Louis City       MO      63104   Office
                     161   Woodstock          Cherokee               GA      30189   Retail
                     164   Roswell            Fulton                 GA      30075   Retail
                     165   Wichita            Sedgwick               KS      67208   Retail
                     166   San Antonio        Bexar                  TX      78216   Multifamily
                     167   Hernando           DeSoto                 MS      38632   Self Storage
                     168   Austin             Travis                 TX      78703   Multifamily
                     169   Tifton             Tift                   GA      31793   Self Storage
                     171   Amelia             Clermont               OH      45102   Multifamily
                     172   Danville           Vermilion              IL      61832   Multifamily
                     173   Virginia Beach     Virginia Beach City    VA      23455   Mixed Use
                     174   Washington         District of Columbia   DC      20009   Multifamily
                     175   North Fort Myers   Lee                    FL      33903   Multifamily
                     178   Princeton          Mercer                 NJ      08540   Office
                     179   Greensboro         Guilford               NC      27401   Retail
                     181   Sugar Land         Fort Bend              TX      77478   Office
                     182   Plattsburgh        Clinton                NY      12901   Retail
                     184   Kinston            Lenoir                 NC      28501   Retail
                     185   Mansfield          Tarrant                TX      76063   Mixed Use
                     186   Chicago            Cook                   IL      60657   Retail
                     188   Omaha              Douglas                NE      68131   Retail

                     190   Edinburg           Hidalgo                TX      78539   Retail
                     193   Greenville         Pitt                   NC      27834   Multifamily
                     195   Dickinson          Galveston              TX      77539   Multifamily
                     197   Athens             Clarke                 GA      30606   Multifamily
                     199   Ponca City         Kay                    OK      74601   Retail
                     200   Graham             Pierce                 WA      98338   Retail


                     201   Little Elm         Denton                 TX      75068   Self Storage
                     206   Dayton             Montgomery             OH      45405   Multifamily
                     208   Littleton          Warren                 NC      27850   Retail
                     209   Haltom City        Tarrant                TX      76148   Self Storage
                     210   Eastpointe         Macomb                 MI      48021   Retail
                     211   Boiling Springs    Spartanburg            SC      29316   Retail

Total/Weighted Average:

                                                                                Units/
                                                                                Sq. Ft./
                           Property                    Mortgage                 Rooms/     Original
#                          Sub-type                    Property Seller          Pads       Balance
------------------------   -------------------------   ----------------------   --------   --------------   ---
                       1                               Column Financial, Inc.        327     $310,000,000   (11)
                     1.1   Full Service                                              198     $185,614,308
                     1.2   Full Service                                              129     $124,385,692
                       2   Central Business District   Column Financial, Inc.    303,139     $140,000,000   (12)
                       3   Central Business District   Column Financial, Inc.    410,068     $115,000,000   (13)
                       4   Suburban                    Column Financial, Inc.    307,271      $95,000,000   (14)
                       5   Conventional                Column Financial, Inc.        180      $90,000,000   (15)
                       6                               Column Financial, Inc.      1,209      $72,000,000
                     6.1   Conventional                                              448      $30,581,000
                     6.2   Conventional                                              188      $21,290,000
                     6.3   Conventional                                              276       $9,600,000
                     6.4   Conventional                                              152       $6,271,000
                     6.5   Conventional                                              145       $4,258,000
                       7   Suburban                    Column Financial, Inc.    144,415      $31,800,000
                       8   Anchored                    Column Financial, Inc.    185,006      $31,200,000


                       9                               Column Financial, Inc.        214      $31,000,000   (18)
                     9.1   Conventional                                               79      $13,494,118
                     9.2   Conventional                                               56       $6,929,412
                     9.3   Conventional                                               54       $6,418,824
                     9.4   Conventional                                               25       $4,157,646
                      10                               Column Financial, Inc.        448      $30,300,000   (20)
                    10.1   Conventional                                              232      $16,500,000
                    10.2   Conventional                                              216      $13,800,000
                      11   Anchored                    Column Financial, Inc.    199,078      $29,000,000
                      13   Anchored                    Column Financial, Inc.    191,095      $26,000,000
                      14   Suburban                    Column Financial, Inc.    126,602      $23,500,000
                      15   Anchored                    Column Financial, Inc.    166,625      $23,200,000
                      17   Unanchored                  Column Financial, Inc.     41,193      $22,500,000
                      18                               Column Financial, Inc.    395,199      $21,920,000

                    18.1   Central Business District                              89,056       $6,730,200
                    18.2   Central Business District                              57,185       $3,800,600
                    18.3   N/A                                                   110,000       $3,487,200
                    18.4   Central Business District                              34,802       $3,088,800
                    18.5   N/A                                                    65,067       $2,012,800
                    18.6   Central Business District                              20,448       $1,614,400
                    18.7   Central Business District                              18,641       $1,186,000
                      19   Conventional                Column Financial, Inc.        783      $21,500,000
                      20   Full Service                Column Financial, Inc.        309      $21,500,000
                      21                               Column Financial, Inc.     23,625      $19,200,000
                    21.1   Unanchored                                             13,225      $14,580,000
                    21.2   Unanchored                                             10,400       $4,620,000
                      23   Conventional                Column Financial, Inc.        246      $15,300,000






                      25   Full Service                Column Financial, Inc.        186      $14,725,000
                      26   Unanchored                  Column Financial, Inc.     68,057      $13,750,000
                      27   Unanchored                  Column Financial, Inc.     44,632      $13,400,000
                      28   Suburban                    Column Financial, Inc.     99,267      $13,400,000
                      30   Conventional                Column Financial, Inc.        192      $13,000,000
                      31   Unanchored                  Column Financial, Inc.    138,558      $12,800,000
                      32   Anchored                    Column Financial, Inc.     44,632      $12,700,000
                      33   N/A                         Column Financial, Inc.    138,000      $12,600,000

                      34   Suburban                    Column Financial, Inc.    118,192      $12,235,000
                      35   Conventional                Column Financial, Inc.        350      $12,100,000
                      36   RV Park                     Column Financial, Inc.        141       $5,980,000







                      37   RV Park                     Column Financial, Inc.        240       $3,941,500







                      38   RV Park                     Column Financial, Inc.        116       $2,047,500







                      39   Conventional                Column Financial, Inc.        312      $11,600,000
                      40   Conventional                Column Financial, Inc.        297      $11,600,000
                      41   Conventional                Column Financial, Inc.        308      $11,320,000











                      42   Anchored                    Column Financial, Inc.     44,885      $11,100,000




                      45   Conventional                Column Financial, Inc.        226       $9,960,000










                      46   Anchored                    Column Financial, Inc.     42,243       $9,932,000
                      48   Conventional                Column Financial, Inc.        192       $9,600,000









                      49   Conventional                Column Financial, Inc.        228       $9,600,000
                      50   Conventional                Column Financial, Inc.        236       $9,550,000
                      52   Anchored                    Column Financial, Inc.     75,199       $8,800,000
                      56   Suburban                    Column Financial, Inc.    106,138       $8,500,000
                      58   Limited Service             Column Financial, Inc.        132       $8,400,000
                      59   N/A                         Column Financial, Inc.     57,731       $8,250,000
                      60   Limited Service             Column Financial, Inc.        155       $8,100,000
                      61   Conventional                Column Financial, Inc.        200       $7,840,000
                      62   Anchored                    Column Financial, Inc.     70,223       $7,575,000
                      63   Conventional                Column Financial, Inc.        122       $7,500,000
                      64   Conventional                Column Financial, Inc.        134       $7,450,000

                      65   Conventional                Column Financial, Inc.         93       $7,225,000
                      67   N/A                         Column Financial, Inc.     48,203       $6,750,000
                      68   Limited Service             Column Financial, Inc.         98       $6,700,000
                      69   Limited Service             Column Financial, Inc.         72       $6,700,000
                      71   Warehouse/Office            Column Financial, Inc.    216,604       $6,400,000
                      72   Unanchored                  Column Financial, Inc.     24,500       $6,240,000
                      73   Conventional                Column Financial, Inc.        316       $6,200,000
                      74   Limited Service             Column Financial, Inc.         85       $6,000,000
                      76                               Column Financial, Inc.     69,574       $5,775,000
                    76.1   Anchored                                               37,280       $3,065,000
                    76.2   Anchored                                               32,294       $2,710,000
                      78                               Column Financial, Inc.    179,925       $5,498,750
                    78.1   N/A                                                    51,925       $1,950,000
                    78.2   N/A                                                    50,350       $1,806,250
                    78.3   N/A                                                    48,500       $1,147,500
                    78.4   N/A                                                    29,150         $595,000
                      79   Suburban                    Column Financial, Inc.     35,843       $5,400,000
                      80   Unanchored                  Column Financial, Inc.     46,179       $5,350,000
                      82   N/A                         Column Financial, Inc.     88,177       $5,259,000
                      83   Unanchored                  Column Financial, Inc.     16,994       $5,000,000
                      84   N/A                         Column Financial, Inc.     89,184       $5,000,000
                      86   Anchored                    Column Financial, Inc.    139,355       $4,800,000
                      87   Unanchored                  Column Financial, Inc.     42,500       $4,686,000
                      88   Suburban                    Column Financial, Inc.     25,465       $4,662,000
                      90   Suburban                    Column Financial, Inc.     33,681       $4,550,000
                      91   Unanchored                  Column Financial, Inc.     25,203       $4,268,000
                      92   Unanchored                  Column Financial, Inc.     11,515       $4,200,000
                      93   Suburban                    Column Financial, Inc.     16,000       $4,100,000
                      94                               Column Financial, Inc.         49       $4,100,000
                    94.1   Conventional                                               12       $1,105,000
                    94.2   Conventional                                               12         $969,600
                    94.3   Conventional                                                9         $700,500
                    94.4   Conventional                                                8         $669,500
                    94.5   Conventional                                                8         $655,400
                      95   Anchored                    Column Financial, Inc.     30,038       $4,068,000
                      96   Anchored                    Column Financial, Inc.     51,939       $4,000,000
                      98   Unanchored                  Column Financial, Inc.     45,658       $4,000,000
                     101   N/A                         Column Financial, Inc.     70,200       $3,775,000
                     102   Conventional                Column Financial, Inc.         65       $3,735,000
                     103   Retail/Office               Column Financial, Inc.     24,500       $3,725,000
                     105   Retail/Warehouse            Column Financial, Inc.     52,227       $3,692,000
                     106   Anchored                    Column Financial, Inc.     25,538       $3,675,000
                     107   Unanchored                  Column Financial, Inc.     29,419       $3,600,000




                     108   N/A                         Column Financial, Inc.     49,390       $3,600,000
                     109   Limited Service             Column Financial, Inc.        156       $3,600,000
                     110   Manufactured Housing        Column Financial, Inc.        134       $3,500,000
                     112   Central Business District   Column Financial, Inc.     47,329       $3,480,000
                     113   Limited Service             Column Financial, Inc.         59       $3,480,000
                     114   Anchored                    Column Financial, Inc.     72,613       $3,377,000
                     115                               Column Financial, Inc.     22,960       $3,300,000
                   115.1   Suburban                                               11,975       $1,841,860
                   115.2   Suburban                                               10,985       $1,458,140
                     116   Limited Service             Column Financial, Inc.         83       $3,250,000
                     117   Unanchored                  Column Financial, Inc.     16,576       $3,241,000
                     118   Conventional                Column Financial, Inc.        176       $3,230,000
                     119   Limited Service             Column Financial, Inc.         70       $3,100,000
                     120   Limited Service             Column Financial, Inc.        101       $3,100,000
                     121                               Column Financial, Inc.         34       $3,064,000
                   121.1   Conventional                                               21       $2,010,000
                   121.2   Conventional                                               13       $1,054,000
                     122   Central Business District   Column Financial, Inc.     22,996       $3,000,000
                     123   Limited Service             Column Financial, Inc.         58       $3,000,000
                     124   Central Business District   Column Financial, Inc.     17,662       $2,992,000
                     126   Unanchored                  Column Financial, Inc.     31,700       $2,900,000
                     129   Unanchored                  Column Financial, Inc.     15,985       $2,750,000
                     130   Suburban                    Column Financial, Inc.     25,241       $2,704,000
                     131   Multifamily/Retail          Column Financial, Inc.         16       $2,700,000
                     132   N/A                         Column Financial, Inc.     69,815       $2,675,000
                     133   Unanchored                  Column Financial, Inc.     14,908       $2,626,000

                     134   Unanchored                  Column Financial, Inc.     20,870       $2,600,000


                     136   Office/Industrial           Column Financial, Inc.     23,923       $2,500,000
                     139   Unanchored                  Column Financial, Inc.     26,569       $2,418,000
                     140                               Column Financial, Inc.     21,058       $2,408,000
                   140.1   Unanchored                                              8,100       $1,275,000
                   140.2   Unanchored                                             12,958       $1,133,000
                     141   Unanchored                  Column Financial, Inc.     12,570       $2,400,000
                     142                               Column Financial, Inc.      6,600       $2,400,000


                   142.1   Unanchored                                              4,850       $1,700,000
                   142.2   Unanchored                                              1,750         $700,000
                     143   Unanchored                  Column Financial, Inc.      9,948       $2,360,000
                     145   Unanchored                  Column Financial, Inc.     11,844       $2,300,000
                     147   Suburban                    Column Financial, Inc.     12,300       $2,285,000
                     148   Manufactured Housing        Column Financial, Inc.        111       $2,250,000
                     149   Unanchored                  Column Financial, Inc.     27,500       $2,200,000
                     150   Retail/Multifamily          Column Financial, Inc.     24,400       $2,200,000
                     154   Suburban                    Column Financial, Inc.     42,564       $2,051,000
                     155   Manufactured Housing        Column Financial, Inc.        102       $2,032,000
                     157   Suburban                    Column Financial, Inc.     25,133       $2,015,000
                     158   Central Business District   Column Financial, Inc.      9,000       $2,000,000
                     161   Unanchored                  Column Financial, Inc.     10,125       $2,000,000
                     164   Unanchored                  Column Financial, Inc.      8,732       $1,909,000
                     165   Anchored                    Column Financial, Inc.     81,774       $1,907,722
                     166   Conventional                Column Financial, Inc.         60       $1,900,000
                     167   N/A                         Column Financial, Inc.     55,050       $1,880,000
                     168   Conventional                Column Financial, Inc.         28       $1,851,000
                     169   N/A                         Column Financial, Inc.     88,420       $1,850,000
                     171   Manufactured Housing        Column Financial, Inc.        130       $1,760,000
                     172   Conventional                Column Financial, Inc.         80       $1,750,000
                     173   Warehouse/Office            Column Financial, Inc.     33,800       $1,720,000
                     174   Conventional                Column Financial, Inc.          6       $1,700,000
                     175   Manufactured Housing        Column Financial, Inc.         84       $1,657,500
                     178   Suburban                    Column Financial, Inc.      8,624       $1,607,000
                     179   Anchored                    Column Financial, Inc.     18,400       $1,600,000
                     181   Suburban                    Column Financial, Inc.     36,303       $1,600,000
                     182   Anchored                    Column Financial, Inc.     48,005       $1,600,000
                     184   Unanchored                  Column Financial, Inc.     22,483       $1,530,000
                     185   Office/Retail               Column Financial, Inc.      8,180       $1,500,000
                     186   Unanchored                  Column Financial, Inc.     14,882       $1,500,000
                     188   Unanchored                  Column Financial, Inc.      8,461       $1,470,000

                     190   Unanchored                  Column Financial, Inc.      7,600       $1,446,000
                     193   Conventional                Column Financial, Inc.         56       $1,415,000
                     195   Manufactured Housing        Column Financial, Inc.         76       $1,392,000
                     197   Conventional                Column Financial, Inc.         41       $1,341,000
                     199   Unanchored                  Column Financial, Inc.     10,600       $1,303,000
                     200   Unanchored                  Column Financial, Inc.      7,889       $1,250,000


                     201   N/A                         Column Financial, Inc.     28,008       $1,250,000
                     206   Manufactured Housing        Column Financial, Inc.         99       $1,050,000
                     208   Unanchored                  Column Financial, Inc.     10,000       $1,000,000
                     209   N/A                         Column Financial, Inc.     39,950       $1,000,000
                     210   Unanchored                  Column Financial, Inc.     10,640       $1,000,000
                     211   Unanchored                  Column Financial, Inc.      6,180         $925,000

Total/Weighted Average:                                                                    $1,792,161,972

                                                  Percentage of
                           Cut-off                Initial Net      Maturity               Fee/            Year
#                          Balance (1)            Pool Balance     Balance (2)            Leasehold       Built
------------------------   --------------   ---   -------------    --------------   ---   -------------   -----
                       1     $310,000,000   (11)           14.9%     $310,000,000   (11)
                     1.1     $185,614,308                   8.9%     $185,614,308         Fee              1993
                     1.2     $124,385,692                   6.0%     $124,385,692         Fee              1925
                       2     $140,000,000   (12)            6.7%     $140,000,000   (12)  Fee              1926
                       3     $115,000,000   (13)            5.5%     $115,000,000   (13)  Fee              1988
                       4      $95,000,000   (14)            4.6%      $95,000,000   (14)  Fee              1986
                       5      $90,000,000   (15)            4.3%      $90,000,000   (15)  Fee              1963
                       6      $72,000,000                  3.46%      $67,126,206
                     6.1      $30,581,000                   1.5%      $28,510,924         Fee              1990
                     6.2      $21,290,000                   1.0%      $19,848,846         Fee              1995
                     6.3       $9,600,000                   0.5%       $8,950,161         Fee              1979
                     6.4       $6,271,000                   0.3%       $5,846,506         Fee              1982
                     6.5       $4,258,000                   0.2%       $3,969,769         Fee              1971
                       7      $31,800,000                   1.5%      $31,800,000         Fee              2005
                       8      $31,200,000                   1.5%      $31,200,000         Fee              1972


                       9      $31,000,000   (18)            1.5%      $31,000,000   (18)
                     9.1      $13,494,118                   0.6%      $13,494,118         Fee              1910
                     9.2       $6,929,412                   0.3%       $6,929,412         Fee              1910
                     9.3       $6,418,824                   0.3%       $6,418,824         Fee              1930
                     9.4       $4,157,646                   0.2%       $4,157,646         Fee              1920
                      10      $30,300,000   (20)            1.5%      $30,300,000   (20)
                    10.1      $16,500,000                   0.8%      $16,500,000         Fee              1990
                    10.2      $13,800,000                   0.7%      $13,800,000         Fee              1976
                      11      $29,000,000                   1.4%      $26,058,450         Fee              1976
                      13      $26,000,000                   1.2%      $26,000,000         Fee              1986
                      14      $23,500,000                   1.1%      $23,500,000         Fee              1986
                      15      $23,200,000                   1.1%      $23,200,000         Fee              1954
                      17      $22,500,000                   1.1%      $22,500,000         Fee              1999
                      18      $21,865,363                   1.1%      $18,748,516

                    18.1       $6,713,424                   0.3%       $5,756,445         Fee              1923
                    18.2       $3,791,127                   0.2%       $3,250,712         Fee              1926
                    18.3       $3,478,508                   0.2%       $2,982,656         Fee              1974
                    18.4       $3,081,101                   0.1%       $2,641,899         Fee              1930
                    18.5       $2,007,783                   0.1%       $1,721,579         Fee              1912
                    18.6       $1,610,376                   0.1%       $1,380,821         Fee              1910
                    18.7       $1,183,044                   0.1%       $1,014,404         Fee              1920
                      19      $21,500,000                   1.0%      $21,052,521         Fee              1973
                      20      $21,466,184                   1.0%      $18,349,765         Fee              1969
                      21      $19,200,000                   0.9%      $19,200,000
                    21.1      $14,580,000                   0.7%      $14,580,000         Fee              1910
                    21.2       $4,620,000                   0.2%       $4,620,000         Fee              1930
                      23      $15,300,000                   0.7%      $15,300,000         Fee              1992






                      25      $14,687,681                   0.7%      $11,426,022         Fee              1981
                      26      $13,750,000                   0.7%      $13,750,000         Fee              2001
                      27      $13,400,000                   0.6%      $13,400,000         Fee              2004
                      28      $13,400,000                   0.6%      $13,400,000         Fee              1984
                      30      $13,000,000                   0.6%      $13,000,000         Fee              1994
                      31      $12,800,000                   0.6%      $11,433,591         Fee              1973
                      32      $12,700,000                   0.6%      $12,700,000         Fee              1996
                      33      $12,600,000                   0.6%      $12,600,000         Fee              1979

                      34      $12,235,000                   0.6%      $11,500,953         Fee              1999
                      35      $12,100,000                   0.6%      $12,100,000         Fee              1984
                      36       $5,980,000                   0.3%       $5,448,605         Fee              1992







                      37       $3,941,500                   0.2%       $3,591,251         Fee              1960







                      38       $2,047,500                   0.1%       $1,865,555         Fee              1976







                      39      $11,600,000                   0.6%      $10,413,602         Fee              1969
                      40      $11,600,000                   0.6%      $11,600,000         Fee              1984
                      41      $11,320,000                   0.5%      $11,320,000         Fee              1979











                      42      $11,100,000                   0.5%      $10,240,912         Fee              2006




                      45       $9,960,000                   0.5%       $9,960,000         Fee              1971










                      46       $9,932,000                   0.5%       $9,932,000         Fee              2005
                      48       $9,600,000                   0.5%       $9,008,895         Fee              1974









                      49       $9,600,000                   0.5%       $9,008,489         Fee              1986
                      50       $9,550,000                   0.5%       $9,550,000         Fee              1983
                      52       $8,800,000                   0.4%       $8,800,000         Fee              1982
                      56       $8,500,000                   0.4%       $8,500,000         Fee/Leasehold    1990
                      58       $8,321,888                   0.4%       $6,590,600         Fee              1985
                      59       $8,250,000                   0.4%       $7,689,442         Fee              2000
                      60       $8,034,135                   0.4%       $6,269,686         Fee              1987
                      61       $7,840,000                   0.4%       $7,840,000         Fee              1979
                      62       $7,575,000                   0.4%       $7,575,000         Fee              2006
                      63       $7,500,000                   0.4%       $7,500,000         Fee              1984
                      64       $7,450,000                   0.4%       $7,450,000         Fee              2004

                      65       $7,199,950                   0.3%       $6,138,364         Fee              1930
                      67       $6,750,000                   0.3%       $6,750,000         Fee              2002
                      68       $6,688,894                   0.3%       $5,685,502         Fee              2000
                      69       $6,647,010                   0.3%       $5,213,194         Fee              1996
                      71       $6,400,000                   0.3%       $5,821,550         Fee              1957
                      72       $6,240,000                   0.3%       $5,628,357         Fee              2001
                      73       $6,183,654                   0.3%       $5,246,143         Fee              1978
                      74       $5,985,958                   0.3%       $4,717,792         Fee              2004
                      76       $5,775,000                   0.3%       $5,248,224
                    76.1       $3,065,000                   0.1%       $2,785,421         Fee              1993
                    76.2       $2,710,000                   0.1%       $2,462,803         Fee              1990
                      78       $5,483,942                   0.3%       $4,649,163
                    78.1       $1,944,749                  0.09%       $1,648,714         Fee              1997
                    78.2       $1,801,386                  0.09%       $1,527,174         Fee              1997
                    78.3       $1,144,410                  0.05%         $970,205         Fee              1985
                    78.4         $593,398                  0.03%         $503,069         Fee              1985
                      79       $5,400,000                   0.3%       $5,400,000         Fee              1980
                      80       $5,324,145                   0.3%       $4,499,022         Fee              1996
                      82       $5,255,510                   0.3%       $4,970,792         Fee              1962
                      83       $5,000,000                   0.2%       $4,321,496         Fee              2006
                      84       $4,987,672                   0.2%       $4,282,080         Fee              2003
                      86       $4,800,000                   0.2%       $4,329,349         Fee              1988
                      87       $4,678,833                   0.2%       $4,011,253         Fee              1990
                      88       $4,662,000                   0.2%       $4,158,960         Fee              2006
                      90       $4,537,876                   0.2%       $3,860,147         Fee              2000
                      91       $4,252,177                   0.2%       $3,588,856         Fee              2001
                      92       $4,200,000                   0.2%       $3,787,759         Fee              1973
                      93       $4,100,000                   0.2%       $3,917,158         Fee              2005
                      94       $4,092,656                   0.2%       $3,455,432
                    94.1       $1,103,021                  0.05%         $931,281         Fee              1985
                    94.2         $967,863                  0.05%         $817,167         Fee              1985
                    94.3         $699,245                  0.03%         $590,373         Fee              1983
                    94.4         $668,301                  0.03%         $564,247         Fee              1985
                    94.5         $654,226                  0.03%         $552,363         Fee              1986
                      95       $4,068,000                   0.2%       $3,822,918         Fee              2006
                      96       $4,000,000                   0.2%       $4,000,000         Fee              1990
                      98       $3,992,980                   0.2%       $3,372,119         Fee              1993
                     101       $3,765,373                   0.2%       $3,220,001         Fee              2003
                     102       $3,735,000                   0.2%       $3,392,702         Fee              1952
                     103       $3,725,000                   0.2%       $3,315,430         Fee              1921
                     105       $3,686,837                   0.2%       $3,188,944         Fee              1969
                     106       $3,675,000                   0.2%       $3,281,719         Fee              1987
                     107       $3,594,659                   0.2%       $3,091,279         Fee              2006




                     108       $3,590,058                   0.2%       $3,033,908         Fee              1974
                     109       $3,547,191                   0.2%       $2,816,176         Fee              1986
                     110       $3,500,000                   0.2%       $3,138,199         Fee              1968
                     112       $3,480,000                   0.2%       $3,194,486         Fee              1913
                     113       $3,467,310                   0.2%       $2,938,222         Fee              2000
                     114       $3,377,000                   0.2%       $3,012,923         Fee              1989
                     115       $3,297,646                   0.2%       $2,843,674
                   115.1       $1,840,547                  0.09%       $1,587,167         Fee              2005
                   115.2       $1,457,099                  0.07%       $1,256,507         Fee              1975
                     116       $3,246,414                   0.2%       $2,577,549         Fee              1995
                     117       $3,235,961                   0.2%       $2,759,426         Fee              1986
                     118       $3,230,000                   0.2%       $2,841,097         Fee              1971
                     119       $3,093,519                   0.1%       $2,480,056         Fee              2002
                     120       $3,092,669                   0.1%       $2,433,421         Fee              1998
                     121       $3,058,442                   0.1%       $2,572,860
                   121.1       $2,006,354                  0.10%       $1,687,810         Fee              1977
                   121.2       $1,052,088                  0.05%         $885,050         Fee              1990
                     122       $3,000,000                   0.1%       $2,677,673         Fee              1999
                     123       $2,993,276                   0.1%       $2,368,135         Fee              2003
                     124       $2,992,000                   0.1%       $2,742,899         Fee              2006
                     126       $2,897,987                   0.1%       $2,505,573         Fee              1977
                     129       $2,750,000                   0.1%       $2,750,000         Fee              2003
                     130       $2,704,000                   0.1%       $2,459,522         Fee              1984
                     131       $2,700,000                   0.1%       $2,524,796         Fee              1877
                     132       $2,673,086                   0.1%       $2,304,457         Fee              2004
                     133       $2,626,000                   0.1%       $2,455,769         Fee              2006

                     134       $2,598,195                   0.1%       $2,246,376         Fee              2006


                     136       $2,500,000                   0.1%       $2,217,675         Fee              1998
                     139       $2,418,000                   0.1%       $2,190,743         Fee              1974
                     140       $2,404,437                   0.1%       $2,068,308
                   140.1       $1,273,113                   0.1%       $1,095,138         Fee              1979
                   140.2       $1,131,324                   0.1%         $973,170         Fee              1985
                     141       $2,400,000                   0.1%       $2,400,000         Fee              2001
                     142       $2,395,788                   0.1%       $2,023,272


                   142.1       $1,697,016                  0.08%       $1,433,151         Fee              2007
                   142.2         $698,771                  0.03%         $590,122         Fee              2004
                     143       $2,354,082                   0.1%       $2,017,098         Fee              2006
                     145       $2,300,000                   0.1%       $2,032,504         Fee              2007
                     147       $2,285,000                   0.1%       $2,058,294         Fee              1928
                     148       $2,248,326                   0.1%       $1,930,724         Fee              1970
                     149       $2,200,000                   0.1%       $1,976,346         Fee              1973
                     150       $2,200,000                   0.1%       $1,994,127         Fee              1950
                     154       $2,048,016                   0.1%       $1,764,646         Fee              1975
                     155       $2,030,522                   0.1%       $1,747,592         Fee              1970
                     157       $2,007,617                   0.1%       $1,880,808         Fee              1978
                     158       $1,994,826                   0.1%       $1,874,516         Fee              1999
                     161       $1,990,656                   0.1%       $1,689,508         Fee              1998
                     164       $1,909,000                   0.1%       $1,700,229         Fee              2006
                     165       $1,891,132                   0.1%          $69,868         Fee/Leasehold    1962
                     166       $1,885,336                   0.1%       $1,607,985         Fee              1964
                     167       $1,880,000                   0.1%       $1,817,509         Fee              2001
                     168       $1,851,000                   0.1%       $1,616,777         Fee              1967
                     169       $1,848,612                   0.1%       $1,586,136         Fee              1994
                     171       $1,757,959                   0.1%       $1,385,086         Fee              1970
                     172       $1,745,232                   0.1%       $1,477,398         Fee              1986
                     173       $1,720,000                   0.1%       $1,504,041         Fee              1979
                     174       $1,700,000                   0.1%       $1,700,000         Fee              1910
                     175       $1,657,500                   0.1%       $1,599,196         Fee              1970
                     178       $1,602,773                   0.1%       $1,365,560         Fee              1920
                     179       $1,600,000                   0.1%       $1,600,000         Fee              2006
                     181       $1,597,907                   0.1%       $1,390,701         Fee              1984
                     182       $1,592,389                   0.1%       $1,377,453         Fee              1987
                     184       $1,530,000                   0.1%       $1,391,272         Fee              1989
                     185       $1,500,000                   0.1%       $1,362,796         Fee              2005
                     186       $1,497,731                   0.1%       $1,285,477         Fee              1911
                     188       $1,466,133                   0.1%       $1,244,216         Fee              2006

                     190       $1,445,035                   0.1%       $1,253,956         Fee              2007
                     193       $1,415,000                   0.1%       $1,248,999         Fee              1994
                     195       $1,392,000                   0.1%       $1,238,944         Fee              1970
                     197       $1,339,151                   0.1%       $1,159,880         Fee              1971
                     199       $1,303,000                   0.1%       $1,175,180         Fee              1999
                     200       $1,250,000                   0.1%       $1,127,147         Fee              1998


                     201       $1,246,992                   0.1%       $1,073,560         Fee              1998
                     206       $1,049,236                  0.05%         $903,037         Fee              1935
                     208       $1,000,000                  0.05%         $922,947         Fee              2005
                     209         $997,338                  0.05%         $848,508         Fee              1982
                     210         $990,576                  0.05%         $858,990         Fee              1982
                     211         $922,658                  0.04%         $789,690         Fee              2006

Total/Weighted Average:    $1,791,406,093                  86.1%   $1,724,391,661

                                       Occupancy
                           Year        Rate at      Occupancy    Appraised            Cut-Off Date LTV
#                          Renovated   U/W (3)      Date (3)     Value                Ratio (1) (4)
------------------------   ---------   ---------    ----------   ------------   ---   ----------------    ---
                       1                                         $450,100,000                     68.9%
                     1.1        2007          80%   N/A          $269,500,000
                     1.2        1999          73%   N/A          $180,600,000
                       2        2000          99%   3/1/2007     $191,000,000                     73.3%
                       3   N/A                95%   3/27/2007    $190,700,000                     60.3%
                       4   N/A                97%   3/27/2007    $160,000,000                     59.4%
                       5        1984          87%   4/4/2007     $145,000,000                     62.1%
                       6                                          $94,650,000                     76.1%
                     6.1        2006          92%   5/21/2007     $40,550,000
                     6.2        2005          96%   5/21/2007     $27,500,000
                     6.3        2006          95%   5/30/2007     $12,750,000
                     6.4        2006          98%   5/7/2007       $8,150,000
                     6.5        2005          92%   5/30/2007      $5,700,000
                       7   N/A                99%   6/1/2007      $38,300,000   (23)              83.0%   (23)
                       8        2000          93%   4/20/2007     $41,500,000                     75.2%


                       9                                          $42,100,000                     73.6%
                     9.1        1997          99%   12/14/2006    $18,200,000
                     9.2        2004         100%   12/14/2006     $9,500,000
                     9.3        1998         100%   12/14/2006     $8,800,000
                     9.4        1988          96%   12/14/2006     $5,600,000
                      10                                          $45,850,000                     66.1%
                    10.1        2006          96%   3/14/2007     $24,400,000
                    10.2        2006          92%   5/15/2007     $21,450,000
                      11        1991          98%   5/17/2007     $39,000,000                     74.4%
                      13        2006          95%   4/1/2007      $34,000,000                     76.5%
                      14   N/A                90%   5/15/2007     $33,900,000                     69.3%
                      15        2003         100%   5/1/2007      $30,750,000                     75.4%
                      17   N/A               100%   4/24/2007     $33,700,000                     66.8%
                      18                                          $28,890,000                     75.7%

                    18.1        1997         100%   2/28/2007      $8,800,000
                    18.2        2002         100%   2/27/2007      $5,890,000
                    18.3        2000         100%   2/28/2007      $3,850,000
                    18.4        1989         100%   2/28/2007      $4,000,000
                    18.5        1989         100%   2/28/2007      $2,440,000
                    18.6        1997         100%   2/28/2007      $2,260,000
                    18.7        1998          94%   2/28/2007      $1,650,000
                      19        2007          99%   4/11/2007     $25,100,000                     79.8%   (24)
                      20        2006          56%   N/A           $27,600,000                     77.8%
                      21                                          $27,200,000                     70.6%
                    21.1   N/A               100%   8/1/2007      $21,400,000
                    21.2   N/A               100%   8/1/2007       $5,800,000
                      23   N/A                94%   4/3/2007      $18,000,000                     78.3%   (24)






                      25        2006          59%   N/A           $33,500,000                     43.8%
                      26        2006          86%   6/14/2007     $18,100,000                     76.0%
                      27        2006          83%   9/1/2007      $16,975,000                     78.9%
                      28   N/A               100%   4/1/2007      $16,900,000                     79.3%
                      30   N/A                96%   4/3/2007      $15,650,000   (25)              83.1%   (25)
                      31        2006          97%   5/11/2007     $16,300,000                     78.5%
                      32        1999         100%   4/1/2007      $15,980,000                     79.5%
                      33        1990         100%   11/6/2006     $15,800,000                     79.7%

                      34   N/A                98%   5/15/2007     $15,880,000                     77.0%
                      35        2006          97%   4/17/2007     $17,500,000                     69.1%
                      36   N/A                79%   4/30/2007      $8,500,000                     68.0%







                      37   N/A                67%   4/30/2007      $5,900,000                     68.0%







                      38   N/A                65%   4/30/2007      $3,200,000                     68.0%







                      39        2006          93%   6/29/2007     $14,500,000                     80.0%
                      40        2004         100%   5/31/2007     $14,250,000                     81.4%
                      41        2007          90%   4/5/2007      $12,000,000                     80.0%   (24)











                      42   N/A                92%   7/1/2007      $15,650,000                     70.9%




                      45        2001          96%   6/5/2007      $11,450,000                     80.0%   (24)










                      46   N/A               100%   4/26/2007     $16,200,000                     61.3%
                      48        1996          97%   5/18/2007     $10,800,000                     80.0%   (24)









                      49   N/A                97%   5/18/2007     $12,000,000                     80.0%
                      50        2006          96%   5/16/2007     $12,000,000                     79.6%
                      52        2003          98%   6/1/2007      $11,700,000                     75.2%
                      56        2006          99%   5/31/2007     $13,000,000                     65.4%
                      58        2005          58%   N/A           $10,300,000                     80.8%
                      59   N/A                87%   5/29/2007     $11,500,000                     71.7%
                      60        2006          81%   N/A           $11,600,000                     69.3%
                      61        2004          97%   4/10/2007      $9,800,000                     80.0%
                      62   N/A                85%   5/1/2007      $10,500,000                     72.1%
                      63        2006          93%   5/10/2007     $10,450,000                     71.8%
                      64   N/A                90%   5/31/2007      $9,500,000                     78.4%

                      65        2007          88%   6/14/2007      $9,240,000                     77.9%
                      67   N/A               100%   6/19/2007      $9,760,000                     69.2%
                      68        2004          76%   N/A            $9,000,000                     74.3%
                      69        2005          72%   N/A           $10,300,000                     64.5%
                      71        2006          85%   5/1/2007       $8,350,000                     76.6%
                      72   N/A               100%   3/1/2007       $7,800,000                     80.0%
                      73        2000         100%   4/1/2007      $11,600,000                     53.3%
                      74        2007          69%   N/A           $10,800,000                     55.4%
                      76                                           $7,600,000                     76.0%
                    76.1   N/A                93%   3/2/2007       $4,000,000
                    76.2   N/A               100%   3/2/2007       $3,600,000
                      78                                           $7,550,000                     72.6%
                    78.1        2005          83%   4/2/2007       $2,500,000
                    78.2   N/A                85%   7/16/2007      $2,500,000
                    78.3        1997          89%   4/1/2007       $1,600,000
                    78.4        1997          92%   7/16/2007        $950,000
                      79   N/A               100%   1/30/2007      $7,100,000                     76.1%
                      80   N/A                78%   5/1/2007       $6,800,000                     78.3%
                      82        1974          97%   6/12/2007      $8,360,000                     62.9%
                      83   N/A               100%   3/1/2007       $7,700,000                     64.9%
                      84   N/A                86%   5/1/2007       $6,300,000                     79.2%
                      86        2005         100%   2/1/2007       $6,000,000                     80.0%
                      87   N/A                92%   4/23/2007      $5,900,000                     79.3%
                      88   N/A               100%   5/31/2007      $5,870,000                     79.4%
                      90   N/A               100%   5/14/2007      $6,350,000                     71.5%
                      91   N/A                94%   4/30/2007      $5,750,000                     74.0%
                      92        2007         100%   9/7/2006       $6,000,000                     70.0%
                      93   N/A               100%   6/18/2007      $5,200,000                     78.8%
                      94                                           $7,830,000                     52.3%
                    94.1   N/A               100%   6/12/2007      $2,020,000
                    94.2   N/A               100%   6/12/2007      $2,040,000
                    94.3   N/A               100%   6/12/2007      $1,270,000
                    94.4   N/A               100%   6/12/2007      $1,220,000
                    94.5   N/A               100%   6/12/2007      $1,280,000
                      95   N/A               100%   3/28/2006      $6,700,000                     60.7%
                      96   N/A               100%   4/6/2007       $5,800,000                     69.0%
                      98   N/A                98%   5/16/2007      $5,700,000                     70.1%
                     101        2006          92%   4/17/2007      $5,550,000                     67.8%
                     102   N/A                95%   5/9/2007       $4,700,000                     79.5%
                     103        1995         100%   6/1/2007       $5,000,000                     74.5%
                     105   N/A               100%   2/28/2007      $5,000,000                     73.7%
                     106   N/A               100%   2/23/2007      $5,400,000                     68.1%
                     107   N/A                86%   4/19/2007      $6,300,000                     57.1%




                     108   N/A               100%   5/14/2007      $4,850,000                     74.0%
                     109        2005          73%   N/A            $5,230,000                     67.8%
                     110   N/A               100%   2/1/2007       $4,670,000                     74.9%
                     112        2004          90%   5/9/2007       $4,400,000                     79.1%
                     113        2005          82%   N/A            $5,000,000                     69.3%
                     114        2004         100%   4/5/2007       $4,900,000                     68.9%
                     115                                           $4,300,000                     76.7%
                   115.1   N/A               100%   3/21/2007      $2,400,000
                   115.2        2004         100%   3/21/2007      $1,900,000
                     116        2006          62%   N/A            $5,000,000                     64.9%
                     117   N/A               100%   3/30/2007      $4,650,000                     69.6%
                     118        2006          95%   5/10/2007      $5,350,000                     60.4%
                     119   N/A                79%   N/A            $5,200,000                     59.5%
                     120        2004          50%   N/A            $4,200,000                     73.6%
                     121                                           $3,950,000                     77.4%
                   121.1        2006         100%   2/27/2007      $2,500,000
                   121.2   N/A               100%   2/1/2007       $1,450,000
                     122   N/A               100%   6/1/2007       $4,750,000                     63.2%
                     123   N/A                71%   N/A            $4,800,000                     62.4%
                     124   N/A               100%   3/28/2007      $4,100,000                     73.0%
                     126   N/A                93%   4/1/2007       $4,750,000                     61.0%
                     129   N/A                75%   6/12/2007      $7,470,000                     36.8%
                     130   N/A                90%   7/1/2007       $3,500,000                     77.3%
                     131        2002         100%   2/1/2007       $3,800,000                     71.1%
                     132        2006          87%   2/1/2007       $3,500,000                     76.4%
                     133   N/A                93%   6/1/2007       $3,900,000                     67.3%

                     134   N/A                85%   3/28/2007      $3,400,000                     76.4%


                     136        2007         100%   5/23/2007      $3,530,000                     70.8%
                     139   N/A               100%   4/18/2007      $3,090,000                     78.3%
                     140                                           $3,300,000                     72.9%
                   140.1        2001         100%   4/1/2007       $1,700,000
                   140.2        2000         100%   4/1/2007       $1,600,000
                     141        2006         100%   7/1/2007       $4,400,000                     54.5%
                     142                                           $3,049,000                     78.6%


                   142.1   N/A                69%   6/1/2007       $2,085,000
                   142.2        2006         100%   6/1/2007         $964,000
                     143   N/A               100%   6/19/2007      $3,150,000                     74.7%
                     145   N/A               100%   6/1/2007       $3,000,000                     76.7%
                     147        2007          94%   6/1/2007       $3,400,000                     67.2%
                     148        1984          99%   3/1/2007       $3,750,000                     60.0%
                     149        2006         100%   4/3/2007       $4,270,000                     51.5%
                     150        1998         100%   6/12/2007      $2,800,000                     78.6%
                     154        2000          92%   5/31/2007      $3,100,000                     66.1%
                     155        1980          91%   5/3/2007       $2,700,000                     75.2%
                     157        1989          97%   4/1/2007       $3,150,000                     63.7%
                     158   N/A               100%   8/1/2007       $2,650,000                     75.3%
                     161   N/A               100%   8/1/2007       $3,350,000                     59.4%
                     164   N/A               100%   6/5/2007       $2,500,000                     76.4%
                     165   N/A                95%   2/23/2007      $3,750,000                     50.4%
                     166        2005          93%   12/1/2006      $2,650,000                     71.1%
                     167   N/A                83%   3/30/2007      $2,450,000                     76.7%
                     168        2004         100%   5/21/2007      $3,600,000                     51.4%
                     169   N/A                89%   5/3/2007       $2,800,000                     66.0%
                     171        1998          91%   5/3/2007       $3,150,000                     55.8%
                     172        2006          95%   3/19/2007      $2,400,000                     72.7%
                     173        1987         100%   4/1/2007       $2,550,000                     67.5%
                     174        1985         100%   3/10/2007      $2,300,000                     73.9%
                     175        2005          80%   4/15/2007      $2,120,000                     78.2%
                     178        2003         100%   6/1/2007       $2,200,000                     72.9%
                     179   N/A               100%   8/1/2007       $2,050,000                     78.0%
                     181        2007          91%   5/1/2007       $2,750,000                     58.1%
                     182        2007          96%   5/30/2007      $2,000,000                     79.6%
                     184        2006          87%   5/31/2007      $1,925,000                     79.5%
                     185   N/A               100%   3/1/2007       $2,220,000                     67.6%
                     186        1994         100%   5/1/2007       $4,900,000                     30.6%
                     188   N/A               100%   7/1/2007       $1,880,000                     78.0%

                     190   N/A               100%   4/9/2007       $1,900,000                     76.1%
                     193   N/A               100%   3/1/2007       $2,020,000                     70.0%
                     195   N/A                94%   6/1/2007       $1,740,000                     80.0%
                     197   N/A                98%   4/19/2007      $1,750,000                     76.5%
                     199   N/A               100%   1/31/2007      $1,800,000                     72.4%
                     200   N/A               100%   5/10/2007      $2,100,000                     59.5%


                     201   N/A                80%   5/22/2007      $1,650,000                     75.6%
                     206        2006          83%   5/4/2007       $1,320,000                     79.5%
                     208   N/A               100%   3/23/2007      $1,350,000                     74.1%
                     209   N/A                95%   4/25/2007      $1,875,000                     53.2%
                     210   N/A               100%   5/31/2007      $1,250,000                     79.2%
                     211   N/A               100%   3/19/2007      $1,200,000                     76.9%

Total/Weighted Average:                                                                           70.4%

                           Maturity/
                           ARD
                           Maturity LTV           Most Recent   Most Recent   Most Recent   Most Recent
#                          Ratio (2) (4)          EGI (6)       Expenses      NOI           Period Ending
------------------------   -------------    ---   -----------   -----------   -----------   -------------
                       1            68.9%         $73,324,392   $50,205,367   $23,119,026   4/30/2007
                     1.1
                     1.2
                       2            73.3%         $11,276,526    $4,108,964    $7,167,562   12/31/2006
                       3            60.3%         $10,904,646    $4,239,562    $6,665,084   12/31/2006
                       4            59.4%          $8,446,591    $3,368,755    $5,077,836   12/31/2006
                       5            62.1%         N/A           N/A           N/A           N/A
                       6            70.9%         $10,870,709    $4,988,901    $5,881,808   4/30/2007
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7            83.0%   (23)  N/A           N/A           N/A           N/A
                       8            75.2%          $3,589,018    $1,368,398    $2,220,620   3/31/2007


                       9            73.6%         N/A           N/A           N/A           N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10            66.1%          $3,822,293    $1,455,911    $2,366,382   Various
                    10.1
                    10.2
                      11            66.8%          $2,993,995      $716,027    $2,277,968   3/31/2007
                      13            76.5%          $2,898,902    $1,051,361    $1,847,541   3/31/2007
                      14            69.3%          $2,897,871    $1,455,742    $1,442,129   3/31/2007
                      15            75.4%          $2,667,528    $1,101,948    $1,565,580   3/31/2007
                      17            66.8%         N/A           N/A           N/A           N/A
                      18            64.9%          $4,023,155    $1,301,921    $2,721,234   Various

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19            78.0%   (24)   $4,937,116    $2,752,851    $2,184,265   4/30/2007
                      20            66.5%          $7,166,322    $4,808,067    $2,358,255   3/31/2007
                      21            70.6%         N/A           N/A           N/A           N/A
                    21.1
                    21.2
                      23            78.3%   (24)   $2,036,508    $1,138,381      $898,127   3/31/2007






                      25            34.1%         $18,692,311   $15,269,342    $3,422,969   3/31/2007
                      26            76.0%          $1,360,956      $329,148    $1,031,808   2/28/2007
                      27            78.9%         N/A           N/A           N/A           N/A
                      28            79.3%          $2,116,714      $918,722    $1,197,992   3/31/2007
                      30            83.1%   (25)   $1,762,726      $926,753      $835,973   3/31/2007
                      31            70.1%          $1,700,863      $449,290    $1,251,573   3/31/2007
                      32            79.5%          $1,058,386      $294,092      $764,294   12/31/2006
                      33            79.7%         N/A           N/A           N/A           N/A

                      34            72.4%          $1,650,480      $926,745      $723,735   4/30/2007
                      35            69.1%          $2,332,968    $1,203,174    $1,129,794   2/28/2007
                      36            62.0%          $1,116,497      $581,468      $535,029   4/30/2007







                      37            62.0%            $816,069      $457,342      $358,727   4/30/2007







                      38            62.0%            $511,004      $327,105      $183,899   4/30/2007







                      39            71.8%          $1,784,138      $706,174    $1,077,964   4/30/2007
                      40            81.4%          $2,146,073    $1,285,984      $860,089   3/31/2007
                      41            80.0%   (24)   $1,835,052      $904,183      $930,869   3/31/2007











                      42            65.4%            $981,169      $250,025      $731,144   4/30/2007




                      45            80.0%   (24)   $1,535,388      $601,015      $934,373   1/31/2007










                      46            61.3%         N/A           N/A           N/A           N/A
                      48            74.5%   (24)   $1,415,460      $564,613      $850,847   4/30/2007









                      49            75.1%          $1,603,872      $713,565      $890,307   4/30/2007
                      50            79.6%         N/A           N/A           N/A           N/A
                      52            75.2%            $928,916      $226,820      $702,096   12/31/2006
                      56            65.4%          $1,577,085      $878,463      $698,622   12/31/2006
                      58            64.0%          $2,655,589    $1,577,138    $1,078,451   2/28/2007
                      59            66.9%            $812,689      $128,002      $684,687   12/31/2006
                      60            54.0%          $3,831,137    $2,637,972    $1,193,165   4/30/2007
                      61            80.0%          $1,328,153      $499,681      $828,472   3/31/2007
                      62            72.1%         N/A           N/A           N/A           N/A
                      63            71.8%          $1,111,744      $582,619      $529,125   3/31/2007
                      64            78.4%          $1,030,556      $529,572      $500,984   4/30/2007

                      65            66.4%         N/A           N/A           N/A           N/A
                      67            69.2%            $662,721       $47,913      $614,808   12/31/2006
                      68            63.2%          $2,102,959    $1,217,650      $885,309   3/31/2007
                      69            50.6%          $1,812,792      $892,767      $920,025   11/30/2006
                      71            69.7%            $671,547      $178,285      $493,262   4/30/2007
                      72            72.2%            $690,627      $128,850      $561,777   12/31/2006
                      73            45.2%          $1,715,980    $1,071,897      $644,083   12/31/2006
                      74            43.7%          $2,005,728    $1,057,942      $947,786   4/30/2007
                      76            69.1%            $667,386      $174,775      $492,611   5/31/2007
                    76.1
                    76.2
                      78            61.6%          $1,005,528      $316,881      $688,647   3/31/2007
                    78.1
                    78.2
                    78.3
                    78.4
                      79            76.1%            $648,239      $262,071      $386,168   2/28/2007
                      80            66.2%            $659,416      $172,568      $486,848   12/31/2006
                      82            59.5%            $926,760      $447,382      $479,378   12/31/2006
                      83            56.1%         N/A           N/A           N/A           N/A
                      84            68.0%            $348,167      $156,776      $191,391   5/31/2007
                      86            72.2%            $656,122      $165,892      $490,230   12/31/2006
                      87            68.0%            $620,103      $144,222      $475,881   12/31/2006
                      88            70.9%         N/A           N/A           N/A           N/A
                      90            60.8%            $770,098      $297,628      $472,470   3/31/2007
                      91            62.4%            $551,516      $139,436      $412,080   3/31/2007
                      92            63.1%         N/A           N/A           N/A           N/A
                      93            75.3%            $452,600       $45,511      $407,089   3/31/2007
                      94            44.1%            $601,463      $183,949      $417,514   12/31/2006
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95            57.1%         N/A           N/A           N/A           N/A
                      96            69.0%            $534,088      $137,244      $396,844   12/31/2006
                      98            59.2%            $502,329      $113,758      $388,571   5/31/2007
                     101            58.0%            $395,765      $101,679      $294,086   12/31/2006
                     102            72.2%            $537,163      $224,391      $312,772   12/31/2006
                     103            66.3%            $427,388      $133,163      $294,225   12/31/2006
                     105            63.8%            $519,306      $131,081      $388,225   12/31/2006
                     106            60.8%            $611,353      $212,491      $398,862   12/31/2006
                     107            49.1%            $355,682       $43,642      $312,040   4/30/2007




                     108            62.6%            $545,572      $222,850      $322,722   5/31/2007
                     109            53.8%          $1,934,325    $1,108,571      $825,754   12/31/2006
                     110            67.2%            $551,521      $154,018      $397,503   12/31/2006
                     112            72.6%            $637,320      $234,817      $402,503   3/31/2007
                     113            58.8%          $1,291,394      $813,819      $477,575   2/28/2007
                     114            61.5%            $540,509      $150,967      $389,542   12/31/2006
                     115            66.1%            $465,852       $87,942      $377,910   12/31/2006
                   115.1
                   115.2
                     116            51.6%          $1,266,195      $719,115      $547,080   2/28/2007
                     117            59.3%            $392,399       $51,343      $341,056   3/31/2007
                     118            53.1%            $951,216      $627,652      $323,564   2/28/2007
                     119            47.7%          $1,772,544    $1,403,994      $368,550   5/31/2007
                     120            57.9%          $1,339,949      $903,184      $436,765   3/31/2007
                     121            65.1%            $391,690       $68,365      $323,325   12/31/2006
                   121.1
                   121.2
                     122            56.4%            $300,031       $69,910      $230,121   5/31/2007
                     123            49.3%          $1,187,160      $779,188      $407,972   2/28/2007
                     124            66.9%            $257,498       $78,246      $179,252   12/31/2006
                     126            52.7%            $415,011       $88,585      $326,426   12/31/2006
                     129            36.8%            $429,331       $78,665      $350,666   12/31/2006
                     130            70.3%            $323,122      $102,573      $220,549   12/31/2006
                     131            66.4%            $295,639      $126,238      $169,401   10/31/2006
                     132            65.8%            $305,974       $47,385      $258,589   4/30/2007
                     133            63.0%         N/A           N/A           N/A           N/A

                     134            66.1%            $174,152       $69,593      $104,559   3/31/2007


                     136            62.8%            $311,057       $97,254      $213,803   12/31/2006
                     139            70.9%            $308,366       $80,850      $227,516   12/31/2006
                     140            62.7%            $298,839       $33,035      $265,804   12/31/2006
                   140.1
                   140.2
                     141            54.5%         N/A           N/A           N/A           N/A
                     142            66.4%         N/A           N/A           N/A           N/A


                   142.1
                   142.2
                     143            64.0%         N/A           N/A           N/A           N/A
                     145            67.8%         N/A           N/A           N/A           N/A
                     147            60.5%            $206,463       $73,993      $132,470   12/31/2006
                     148            51.5%            $399,868       $72,593      $327,275   12/31/2006
                     149            46.3%            $419,413      $150,739      $268,674   12/31/2006
                     150            71.2%            $341,210       $30,466      $310,744   12/31/2006
                     154            56.9%            $488,901      $301,825      $187,076   4/30/2007
                     155            64.7%            $303,320      $118,510      $184,810   12/31/2006
                     157            59.7%            $440,547      $176,537      $264,010   12/31/2006
                     158            70.7%            $244,846       $42,199      $202,647   12/31/2006
                     161            50.4%         N/A           N/A           N/A           N/A
                     164            68.0%         N/A           N/A           N/A           N/A
                     165             1.9%            $530,808      $152,166      $378,642   12/31/2006
                     166            60.7%            $429,252      $298,738      $130,514   10/31/2006
                     167            74.2%            $329,674      $103,800      $225,874   3/31/2007
                     168            44.9%            $311,190       $61,771      $249,419   4/30/2007
                     169            56.6%            $304,780      $128,510      $176,270   12/31/2006
                     171            44.0%            $334,836      $131,889      $202,947   12/31/2006
                     172            61.6%            $541,205      $305,585      $235,620   12/31/2006
                     173            59.0%            $233,950       $82,585      $151,365   12/31/2006
                     174            73.9%            $170,700       $39,364      $131,336   12/31/2006
                     175            75.4%            $273,288       $78,058      $195,230   3/30/2007
                     178            62.1%            $221,982       $78,842      $143,140   1/31/2007
                     179            78.0%         N/A           N/A           N/A           N/A
                     181            50.6%            $459,483      $214,311      $245,172   4/30/2007
                     182            68.9%            $340,262      $132,465      $207,797   12/31/2006
                     184            72.3%            $201,909       $44,259      $157,650   5/30/2007
                     185            61.4%            $157,667       $82,587       $75,080   2/28/2007
                     186            26.2%            $432,026        $3,059      $428,967   4/30/2007
                     188            66.2%             $83,387        $9,779       $73,608   3/31/2007

                     190            66.0%         N/A           N/A           N/A           N/A
                     193            61.8%            $260,560      $100,988      $159,572   12/31/2006
                     195            71.2%            $262,848      $114,336      $148,512   3/31/2007
                     197            66.3%            $228,135       $91,338      $136,797   12/31/2006
                     199            65.3%            $153,973       $22,842      $131,131   12/31/2006
                     200            53.7%            $199,871       $61,653      $138,218   12/31/2006


                     201            65.1%            $214,082       $80,637      $133,445   4/30/2007
                     206            68.4%            $200,092       $69,470      $130,622   12/31/2006
                     208            68.4%            $111,493        $5,668      $105,825   12/31/2006
                     209            45.3%            $241,487       $97,730      $143,757   2/28/2007
                     210            68.7%            $151,149       $36,519      $114,630   11/30/2006
                     211            65.8%             $95,876        $6,328       $89,548   3/31/2007

Total/Weighted Average:             67.8%

                           2nd           2nd           2nd           2nd             3rd           3rd
                           Most Recent   Most Recent   Most Recent   Most Recent     Most Recent   Most Recent
#                          EGI           Expenses      NOI           Period Ending   EGI           Expenses
------------------------   -----------   -----------   -----------   -------------   -----------   -----------
                       1   $73,167,158   $49,351,864   $23,815,294   12/31/2006      $66,126,076   $45,440,360
                     1.1
                     1.2
                       2   $10,749,054    $3,992,299    $6,756,755   12/31/2005      N/A           N/A
                       3   $10,923,149    $3,955,837    $6,967,312   12/31/2005      $10,203,994    $3,693,662
                       4    $8,252,150    $3,063,954    $5,188,196   12/31/2005       $6,542,071    $2,832,817
                       5   N/A           N/A           N/A           N/A             N/A           N/A
                       6   $10,850,867    $4,799,056    $6,051,811   12/31/2006      $10,209,086    $4,466,876
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A           N/A           N/A           N/A             N/A           N/A
                       8    $3,444,538    $1,367,987    $2,076,551   12/31/2006       $3,296,876    $1,259,181


                       9   N/A           N/A           N/A           N/A             N/A           N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10    $3,620,282    $1,451,377    $2,168,905   12/31/2006       $3,294,964    $1,442,844
                    10.1
                    10.2
                      11    $2,993,558      $681,715    $2,311,843   12/31/2006       $2,957,961      $673,480
                      13    $2,771,868    $1,006,451    $1,765,417   12/31/2006       $2,703,939      $981,096
                      14    $2,848,195    $1,435,871    $1,412,324   12/31/2006       $2,703,249    $1,125,634
                      15    $2,700,514    $1,057,712    $1,642,802   12/31/2006       $2,674,080      $949,068
                      17   N/A           N/A           N/A           N/A             N/A           N/A
                      18    $3,697,123    $1,303,432    $2,393,691   12/31/2005       $3,590,621    $1,297,913

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19    $4,450,749    $2,618,614    $1,832,135   3/31/2006        $3,645,592    $2,237,071
                      20    $7,164,971    $4,823,298    $2,341,673   12/31/2006       $5,616,541    $4,153,315
                      21   N/A           N/A           N/A           N/A             N/A           N/A
                    21.1
                    21.2
                      23    $2,035,846    $1,090,831      $945,015   12/31/2006       $1,963,727    $1,004,086






                      25   $18,190,225   $15,028,708    $3,161,517   12/31/2006      $18,305,993   $15,326,451
                      26    $1,343,962      $308,241    $1,035,721   12/31/2006         $771,977      $218,735
                      27   N/A           N/A           N/A           N/A             N/A           N/A
                      28    $2,010,548      $952,368    $1,058,180   12/31/2006       $2,021,182      $904,502
                      30    $1,697,487      $857,290      $840,197   12/31/2006       $1,649,894      $808,096
                      31    $1,677,832      $442,496    $1,235,336   12/31/2006       $1,471,876      $407,278
                      32    $1,030,165      $269,827      $760,338   12/31/2005       $1,028,121      $280,100
                      33   N/A           N/A           N/A           N/A             N/A           N/A

                      34    $1,753,394      $832,489      $920,905   12/31/2006       $2,011,703      $826,980
                      35    $2,296,307    $1,186,060    $1,110,247   12/31/2006       $2,139,041    $1,122,600
                      36    $1,098,543      $575,129      $523,414   12/31/2006       $1,031,904      $560,297







                      37      $826,696      $468,436      $358,260   12/31/2006         $759,801      $416,286







                      38      $514,003      $320,106      $193,897   12/31/2006         $480,017      $319,443







                      39    $1,515,079      $702,788      $812,291   12/31/2006      N/A           N/A
                      40    $2,116,742    $1,296,347      $820,395   12/31/2006       $2,098,229    $1,355,399
                      41    $1,833,569      $889,046      $944,523   12/31/2006       $1,672,878      $964,166











                      42   N/A           N/A           N/A           N/A             N/A           N/A




                      45    $1,534,707      $595,290      $939,417   12/31/2006       $1,453,280      $554,620










                      46   N/A           N/A           N/A           N/A             N/A           N/A
                      48    $1,401,316      $558,623      $842,693   12/31/2006       $1,379,695      $548,634









                      49    $1,581,937      $729,883      $852,054   12/31/2006       $1,513,919      $702,117
                      50   N/A           N/A           N/A           N/A             N/A           N/A
                      52      $837,558      $255,485      $582,073   12/31/2005      N/A           N/A
                      56    $1,542,396      $852,624      $689,772   12/31/2005       $1,453,741      $784,996
                      58    $2,618,120    $1,364,595    $1,253,525   12/31/2005       $2,415,719    $1,249,548
                      59   N/A           N/A           N/A           N/A             N/A           N/A
                      60    $3,627,849    $2,471,010    $1,156,839   12/31/2006      N/A           N/A
                      61    $1,304,681      $502,269      $802,412   12/31/2006       $1,237,300      $484,132
                      62   N/A           N/A           N/A           N/A             N/A           N/A
                      63    $1,056,298      $573,450      $482,848   12/31/2006       $1,046,207      $522,086
                      64      $776,298      $564,757      $211,541   12/31/2006      N/A           N/A

                      65   N/A           N/A           N/A           N/A             N/A           N/A
                      67      $694,611       $47,343      $647,268   12/31/2005         $626,245       $50,898
                      68    $2,170,126    $1,204,810      $965,316   12/31/2006       $1,927,002    $1,136,316
                      69    $1,561,491      $758,249      $803,242   12/31/2005       $1,337,382      $647,723
                      71      $467,884      $103,913      $363,971   12/31/2006         $648,467      $326,801
                      72      $582,734      $121,726      $461,008   12/31/2005      N/A           N/A
                      73    $1,834,314    $1,056,760      $777,554   12/31/2005       $1,628,151      $997,805
                      74    $1,872,003    $1,042,513      $829,490   12/31/2006       $2,054,751      $969,964
                      76      $684,814      $173,117      $511,697   12/31/2006         $642,545      $183,292
                    76.1
                    76.2
                      78    $1,024,356      $324,932      $699,424   12/31/2006         $957,695      $320,101
                    78.1
                    78.2
                    78.3
                    78.4
                      79      $643,561      $263,988      $379,573   12/31/2006         $622,788      $294,302
                      80      $619,020      $163,936      $455,084   12/31/2005         $675,382      $149,110
                      82      $864,176      $431,710      $432,466   12/31/2005      N/A           N/A
                      83   N/A           N/A           N/A           N/A             N/A           N/A
                      84      $313,189      $126,153      $187,036   12/31/2006      N/A           N/A
                      86      $486,993      $166,798      $320,195   12/31/2005         $571,333      $129,723
                      87      $588,077      $118,324      $469,753   12/31/2005         $272,443       $52,503
                      88   N/A           N/A           N/A           N/A             N/A           N/A
                      90      $782,963      $331,515      $451,448   12/31/2006         $769,814      $342,145
                      91      $505,409      $142,154      $363,255   12/31/2006         $542,192      $120,735
                      92   N/A           N/A           N/A           N/A             N/A           N/A
                      93      $449,840       $41,192      $408,648   12/31/2006      N/A           N/A
                      94      $568,991      $156,092      $412,899   12/31/2005         $539,641      $166,666
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A           N/A           N/A           N/A             N/A           N/A
                      96      $456,735      $150,130      $306,605   12/31/2005         $287,945      $110,018
                      98      $504,889      $107,912      $396,977   12/31/2006         $446,912       $89,839
                     101      $230,438       $99,846      $130,592   12/31/2005         $184,077       $86,884
                     102      $491,733      $215,865      $275,868   12/31/2005      N/A           N/A
                     103      $438,371      $132,225      $306,146   12/31/2005         $403,369      $113,254
                     105      $570,131      $135,281      $434,850   12/31/2005         $525,346      $122,977
                     106      $611,110      $217,955      $393,155   12/31/2005         $589,941      $211,141
                     107      $263,748       $41,159      $222,589   12/31/2006      N/A           N/A




                     108      $529,653      $174,269      $355,384   12/31/2006         $434,604      $153,286
                     109    $1,535,077    $1,049,847      $485,230   12/31/2005       $1,357,838      $917,508
                     110      $536,791      $151,988      $384,803   12/31/2005         $529,185      $144,500
                     112      $535,963      $191,387      $344,576   12/31/2006      N/A           N/A
                     113    $1,274,899      $798,188      $476,711   12/31/2006      N/A           N/A
                     114      $414,873      $139,494      $275,379   12/31/2005         $230,284      $149,726
                     115      $315,748       $63,740      $252,008   12/31/2005      N/A           N/A
                   115.1
                   115.2
                     116    $1,233,304      $736,953      $496,351   12/31/2006       $1,148,243      $663,853
                     117      $381,913       $57,331      $324,582   12/31/2006         $372,127       $54,671
                     118      $954,030      $636,800      $317,230   12/31/2006         $837,951      $589,011
                     119    $2,179,123    $1,373,329      $805,794   12/31/2006       $1,976,323    $1,400,572
                     120    $1,346,416      $884,834      $461,582   12/31/2006       $1,178,864      $911,192
                     121      $361,258       $82,803      $278,455   12/31/2005         $343,397       $80,925
                   121.1
                   121.2
                     122   N/A           N/A           N/A           N/A             N/A           N/A
                     123    $1,184,573      $766,411      $418,162   12/31/2006       $1,218,207      $733,898
                     124      $102,230       $62,169       $40,061   12/31/2005      N/A           N/A
                     126      $410,916       $80,398      $330,518   12/31/2005      N/A           N/A
                     129   N/A           N/A           N/A           N/A             N/A           N/A
                     130      $349,179      $105,398      $243,781   12/31/2005         $329,396       $93,591
                     131      $273,565      $125,554      $148,011   12/31/2005      N/A           N/A
                     132      $273,121       $41,813      $231,308   12/31/2006      N/A           N/A
                     133   N/A           N/A           N/A           N/A             N/A           N/A

                     134   N/A           N/A           N/A           N/A             N/A           N/A


                     136      $266,692       $90,415      $176,277   12/31/2005         $269,563       $76,412
                     139      $231,931      $115,323      $116,608   12/31/2005         $263,415       $80,179
                     140      $244,533       $30,370      $214,163   12/31/2005      N/A           N/A
                   140.1
                   140.2
                     141   N/A           N/A           N/A           N/A             N/A           N/A
                     142   N/A           N/A           N/A           N/A             N/A           N/A


                   142.1
                   142.2
                     143   N/A           N/A           N/A           N/A             N/A           N/A
                     145   N/A           N/A           N/A           N/A             N/A           N/A
                     147   N/A           N/A           N/A           N/A             N/A           N/A
                     148      $377,625       $87,402      $290,223   12/31/2005      N/A           N/A
                     149      $350,469      $124,702      $225,767   12/31/2005         $355,478      $133,002
                     150      $336,323       $32,583      $303,740   12/31/2005         $332,100       $21,663
                     154      $448,998      $285,842      $163,156   12/31/2006         $366,262      $240,855
                     155      $307,510      $135,189      $172,321   12/31/2005         $316,787      $114,579
                     157      $438,918      $164,503      $274,415   12/31/2005         $440,315      $174,732
                     158      $228,732       $37,796      $190,936   12/31/2005         $180,441       $40,181
                     161   N/A           N/A           N/A           N/A             N/A           N/A
                     164   N/A           N/A           N/A           N/A             N/A           N/A
                     165      $492,345      $160,541      $331,804   12/31/2005         $473,554      $176,448
                     166      $427,306      $321,673      $105,633   12/31/2005         $407,203      $320,902
                     167      $324,778      $100,726      $224,052   12/31/2006         $286,620       $92,963
                     168      $306,857       $75,342      $231,515   12/31/2006         $305,470       $73,161
                     169      $219,909      $113,105      $106,804   12/31/2005         $155,463       $64,216
                     171      $336,301      $144,970      $191,331   12/31/2005         $196,890       $52,506
                     172      $514,270      $303,027      $211,243   12/31/2005         $477,222      $302,472
                     173      $233,072       $67,585      $165,487   12/31/2005         $213,639       $81,701
                     174      $164,100       $33,870      $130,230   12/31/2005         $156,600       $30,815
                     175      $257,951       $57,798      $200,153   12/31/2006         $241,031       $52,035
                     178      $223,287       $79,209      $144,078   12/31/2006         $213,495       $68,364
                     179   N/A           N/A           N/A           N/A             N/A           N/A
                     181      $423,101      $207,607      $215,494   12/31/2006         $415,143      $268,845
                     182      $315,428      $116,096      $199,332   12/31/2005      N/A           N/A
                     184      $152,264       $40,087      $112,177   12/31/2006          $87,377       $24,990
                     185      $132,038       $66,040       $65,998   12/31/2006      N/A           N/A
                     186      $375,091       $60,775      $314,316   12/31/2006      N/A           N/A
                     188   N/A           N/A           N/A           N/A             N/A           N/A

                     190   N/A           N/A           N/A           N/A             N/A           N/A
                     193      $248,808      $113,539      $135,269   12/31/2005      N/A           N/A
                     195      $261,324      $131,855      $129,469   12/31/2006         $251,368      $117,582
                     197      $222,026       $86,890      $135,136   12/31/2005         $217,011       $80,418
                     199      $119,350       $25,309       $94,041   12/31/2005         $125,797       $23,409
                     200      $195,316       $49,642      $145,674   12/31/2005         $185,586       $49,139


                     201      $213,292       $82,884      $130,408   12/31/2006         $168,550       $67,719
                     206      $166,458       $67,748       $98,710   12/31/2005         $166,898       $50,419
                     208   N/A           N/A           N/A           N/A             N/A           N/A
                     209      $232,271       $96,185      $136,086   12/31/2006      N/A           N/A
                     210      $150,203       $30,863      $119,340   12/31/2005         $151,440       $30,261
                     211   N/A           N/A           N/A           N/A             N/A           N/A

Total/Weighted Average:

                           3rd           3rd
                           Most Recent   Most Recent     U/W           U/W           U/W           U/W
#                          NOI           Period Ending   EGI           Expenses      NOI           NCF (5)
------------------------   -----------   -------------   -----------   -----------   -----------   -----------   ---
                       1   $20,685,716   12/31/2005      $78,334,234   $53,660,062   $24,674,172   $22,324,145
                     1.1
                     1.2
                       2   N/A           N/A             $16,418,060    $5,241,840   $11,176,220   $10,376,779
                       3    $6,510,332   12/31/2004      $13,776,507    $5,010,677    $8,765,830    $8,133,326
                       4    $3,709,254   12/31/2004      $11,101,902    $3,789,778    $7,312,124    $6,806,594
                       5   N/A           N/A             $12,173,508    $3,439,754    $8,733,754    $8,688,754   (16)
                       6    $5,742,210   12/31/2005      $11,051,862    $4,979,009    $6,072,853    $5,891,653
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A           N/A              $4,293,304    $1,581,525    $2,711,779    $2,673,019
                       8    $2,037,695   12/31/2005       $3,955,128    $1,374,695    $2,580,433    $2,464,844


                       9   N/A           N/A              $5,074,263    $1,651,084    $3,423,179    $3,369,680   (19)
                     9.1
                     9.2
                     9.3
                     9.4
                      10    $1,852,120   12/31/2005       $3,971,236    $1,465,989    $2,505,247    $2,433,247
                    10.1
                    10.2
                      11    $2,284,481   12/31/2005       $3,184,448      $874,894    $2,309,554    $2,257,159
                      13    $1,722,843   12/31/2005       $3,134,338    $1,063,963    $2,070,375    $1,974,246
                      14    $1,577,615   12/31/2005       $3,380,833    $1,581,259    $1,799,574    $1,639,842
                      15    $1,725,012   12/31/2005       $2,939,813    $1,111,309    $1,828,504    $1,721,141
                      17   N/A           N/A              $2,368,473      $628,388    $1,740,085    $1,702,946
                      18    $2,292,708   12/31/2004       $3,648,672    $1,367,290    $2,281,383    $2,011,507

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19    $1,408,521   3/31/2005        $5,078,026    $2,759,580    $2,318,446    $2,200,996
                      20    $1,463,226   12/31/2005       $7,929,155    $5,552,572    $2,376,583    $2,059,417
                      21   N/A           N/A              $1,714,119      $317,731    $1,396,388    $1,378,983
                    21.1
                    21.2
                      23      $959,641   12/31/2005       $2,042,293    $1,006,608    $1,035,685      $986,485






                      25    $2,979,542   12/31/2005      $18,692,401   $16,360,358    $2,332,043    $1,584,347
                      26      $553,242   12/31/2005       $1,805,812      $585,251    $1,220,561    $1,150,173
                      27   N/A           N/A              $1,384,683      $283,099    $1,101,584    $1,055,123
                      28    $1,116,680   12/31/2005       $2,091,871      $959,017    $1,132,854    $1,050,606
                      30      $841,798   12/31/2005       $1,783,669      $811,458      $972,211      $924,211
                      31    $1,064,598   12/31/2005       $1,792,523      $463,442    $1,329,081    $1,203,091
                      32      $748,021   12/31/2004       $1,239,423      $343,055      $896,368      $869,758
                      33   N/A           N/A              $1,022,580       $30,677      $991,903      $968,443

                      34    $1,184,723   12/31/2005       $2,091,137      $853,262    $1,237,875    $1,113,773
                      35    $1,016,441   12/31/2005       $2,315,817    $1,243,453    $1,072,364      $967,364
                      36      $471,607   12/31/2005       $1,116,497      $561,058      $555,439      $548,389







                      37      $343,515   12/31/2005         $816,069      $427,250      $388,819      $376,819







                      38      $160,574   12/31/2005         $511,004      $316,777      $194,227      $188,427







                      39   N/A           N/A              $1,855,336      $755,165    $1,100,171    $1,022,171
                      40      $742,830   12/31/2005       $2,196,774    $1,256,602      $940,172      $868,136
                      41      $708,712   12/31/2005       $2,132,687    $1,062,848    $1,069,839      $992,839











                      42   N/A           N/A              $1,278,991      $266,850    $1,012,141      $985,059




                      45      $898,660   12/31/2005       $1,577,089      $611,569      $965,520      $909,020










                      46   N/A           N/A              $1,178,060      $248,678      $929,382      $925,158
                      48      $831,061   12/31/2005       $1,510,165      $560,962      $949,203      $901,203









                      49      $811,802   12/31/2005       $1,634,682      $712,156      $922,526      $865,526
                      50   N/A           N/A              $1,384,324      $586,849      $797,475      $738,475
                      52   N/A           N/A                $989,101      $258,659      $730,442      $685,963
                      56      $668,745   12/31/2004       $1,800,025      $923,912      $876,113      $781,777
                      58    $1,166,171   12/31/2004       $2,655,600    $1,530,633    $1,124,967    $1,018,743
                      59   N/A           N/A                $970,176      $185,290      $784,886      $696,932
                      60   N/A           N/A              $3,774,266    $2,664,888    $1,109,378      $958,407
                      61      $753,168   12/31/2005       $1,314,209      $538,307      $775,902      $724,302
                      62   N/A           N/A                $827,556      $204,434      $623,122      $574,720
                      63      $524,121   12/31/2005       $1,193,511      $540,256      $653,255      $622,755
                      64   N/A           N/A              $1,111,852      $537,817      $574,035      $540,535

                      65   N/A           N/A                $904,054      $216,647      $687,407      $659,807
                      67      $575,347   12/31/2004         $709,580      $127,181      $582,399      $542,855
                      68      $790,686   12/31/2005       $2,096,492    $1,225,210      $871,282      $787,422
                      69      $689,659   12/31/2004       $1,812,796      $907,303      $905,493      $832,981
                      71      $321,666   12/31/2005         $923,755      $247,120      $676,635      $616,691
                      72   N/A           N/A                $702,000      $132,385      $569,615      $535,220
                      73      $630,346   12/31/2004       $1,827,883      $963,178      $864,705      $785,705
                      74    $1,084,787   12/31/2005       $2,005,721    $1,057,077      $948,644      $868,415
                      76      $459,253   12/31/2005         $770,513      $220,481      $550,032      $509,528
                    76.1
                    76.2
                      78      $637,594   12/31/2005       $1,072,416      $394,435      $677,980      $651,906
                    78.1
                    78.2
                    78.3
                    78.4
                      79      $328,486   12/31/2005         $691,522      $268,247      $423,275      $392,019
                      80      $526,272   12/31/2004         $683,259      $181,071      $502,188      $459,468
                      82   N/A           N/A                $997,128      $472,201      $524,927      $507,001
                      83   N/A           N/A                $604,095      $118,204      $485,891      $457,998
                      84   N/A           N/A                $689,355      $173,058      $516,297      $468,472
                      86      $441,610   12/31/2004         $622,756      $143,123      $479,633      $414,367
                      87      $219,940   12/31/2004         $616,956      $164,844      $452,112      $418,347
                      88   N/A           N/A                $593,309      $167,194      $426,115      $402,892
                      90      $427,669   12/31/2005         $788,261      $330,490      $457,771      $409,014
                      91      $421,457   12/31/2005         $542,369      $142,992      $399,377      $373,776
                      92   N/A           N/A                $461,172       $18,447      $442,725      $440,998
                      93   N/A           N/A                $462,776       $84,242      $378,534      $376,934
                      94      $372,975   12/31/2004         $628,496      $193,545      $434,951      $417,833
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A           N/A                $443,207       $17,014      $426,193      $405,805
                      96      $177,927   12/31/2004         $607,680      $164,676      $443,004      $399,117
                      98      $357,073   12/31/2005         $499,376      $104,874      $394,502      $370,859
                     101       $97,193   12/31/2004         $503,677      $128,931      $374,746      $332,714
                     102   N/A           N/A                $549,956      $207,409      $342,547      $326,297
                     103      $290,115   12/31/2004         $463,067      $110,945      $352,122      $330,342
                     105      $402,369   12/31/2004         $561,656      $179,059      $382,597      $340,815
                     106      $378,800   12/31/2004         $576,968      $212,096      $364,872      $333,064
                     107   N/A           N/A                $556,224      $174,311      $381,913      $350,402




                     108      $281,318   12/31/2005         $516,706      $174,915      $341,791      $318,687
                     109      $440,330   12/31/2004       $1,702,268    $1,153,257      $549,011      $480,920
                     110      $384,685   12/31/2004         $543,780      $180,776      $363,004      $356,404
                     112   N/A           N/A                $578,766      $216,087      $362,679      $317,348
                     113   N/A           N/A              $1,291,396      $832,243      $459,153      $407,497
                     114       $80,558   12/31/2004         $502,102      $164,357      $337,745      $303,175
                     115   N/A           N/A                $440,444      $109,999      $330,445      $298,993
                   115.1
                   115.2
                     116      $484,390   12/31/2005       $1,266,692      $745,988      $520,704      $470,036
                     117      $317,456   12/31/2005         $359,014       $58,660      $300,354      $288,136
                     118      $248,940   12/31/2005       $1,003,181      $649,736      $353,445      $309,445
                     119      $575,751   12/31/2005       $1,772,549    $1,306,887      $465,662      $394,760
                     120      $267,672   12/31/2005       $1,339,970      $930,155      $409,815      $356,216
                     121      $262,472   12/31/2004         $374,091      $108,997      $265,094      $255,103
                   121.1
                   121.2
                     122   N/A           N/A                $477,208       $72,128      $405,080      $378,635
                     123      $484,309   12/31/2005       $1,187,143      $789,259      $397,884      $350,398
                     124   N/A           N/A                $370,968       $76,460      $294,508      $277,742
                     126   N/A           N/A                $413,268      $119,513      $293,755      $271,100
                     129   N/A           N/A                $441,653       $88,388      $353,265      $337,930
                     130      $235,805   12/31/2004         $362,879       $94,719      $268,160      $248,099
                     131   N/A           N/A                $358,574      $118,073      $240,501      $231,429
                     132   N/A           N/A                $323,487       $67,836      $255,651      $245,176
                     133   N/A           N/A                $447,074      $177,509      $269,565      $260,255

                     134   N/A           N/A                $379,674      $119,212      $260,462      $240,191


                     136      $193,151   12/31/2004         $336,763      $100,943      $235,820      $219,788
                     139      $183,236   12/31/2004         $348,860      $105,413      $243,447      $219,535
                     140   N/A           N/A                $303,298       $49,724      $253,574      $232,386
                   140.1
                   140.2
                     141   N/A           N/A                $354,167       $81,346      $272,821      $263,438
                     142   N/A           N/A                $249,022       $42,156      $206,866      $201,304


                   142.1
                   142.2
                     143   N/A           N/A                $244,194       $31,547      $212,647      $207,718
                     145   N/A           N/A                $276,751       $51,173      $225,578      $212,471
                     147   N/A           N/A                $343,556      $106,915      $236,641      $222,496
                     148   N/A           N/A                $394,619      $141,831      $252,788      $247,338
                     149      $222,476   12/31/2004         $458,212      $152,945      $305,267      $270,521
                     150      $310,437   12/31/2004         $320,367       $78,791      $241,576      $225,904
                     154      $125,407   12/31/2005         $503,550      $279,363      $224,187      $189,452
                     155      $202,208   12/31/2004         $349,696      $142,569      $207,127      $202,027
                     157      $265,583   12/31/2004         $427,225      $183,422      $243,803      $211,381
                     158      $140,260   12/31/2004         $235,974       $50,833      $185,141      $177,041
                     161   N/A           N/A                $242,924       $56,959      $185,965      $177,730
                     164   N/A           N/A                $218,215       $42,018      $176,197      $168,775
                     165      $297,106   12/31/2004         $491,190      $141,784      $349,406      $278,048
                     166       $86,301   12/31/2004         $456,895      $261,559      $195,336      $180,036
                     167      $193,657   12/31/2005         $315,521      $112,208      $203,313      $193,308
                     168      $232,309   12/31/2005         $298,658      $121,087      $177,571      $170,571
                     169       $91,247   12/31/2004         $342,024      $147,219      $194,805      $181,523
                     171      $144,384   12/31/2004         $395,310      $149,895      $245,415      $238,915
                     172      $174,750   12/31/2004         $519,594      $318,969      $200,625      $177,985
                     173      $131,938   12/31/2004         $250,755       $80,434      $170,321      $153,376
                     174      $125,785   12/31/2004         $166,725       $37,184      $129,541      $128,041
                     175      $188,996   12/31/2005         $258,596       $80,164      $178,432      $174,632
                     178      $145,131   12/31/2005         $226,190       $78,805      $147,385      $140,848
                     179   N/A           N/A                $129,675        $3,890      $125,785      $123,945
                     181      $146,298   12/31/2005         $454,069      $216,078      $237,991      $196,243
                     182   N/A           N/A                $329,508      $125,325      $204,183      $162,881
                     184       $62,387   12/31/2005         $211,499       $44,603      $166,896      $148,085
                     185   N/A           N/A                $226,576       $73,662      $152,914      $137,722
                     186   N/A           N/A                $423,286       $54,015      $369,271      $344,582
                     188   N/A           N/A                $178,913       $40,169      $138,744      $129,437

                     190   N/A           N/A                $175,358       $30,941      $144,417      $136,057
                     193   N/A           N/A                $244,958      $104,007      $140,951      $126,951
                     195      $133,786   12/31/2005         $265,233      $134,833      $130,400      $126,600
                     197      $136,593   12/31/2004         $231,163       $96,227      $134,936      $124,686
                     199      $102,388   12/31/2004         $159,156       $29,179      $129,977      $122,424
                     200      $136,447   12/31/2004         $198,521       $67,264      $131,257      $123,645


                     201      $100,831   12/31/2005         $214,648       $85,127      $129,521      $126,720
                     206      $116,479   12/31/2004         $190,320       $79,619      $110,701      $105,751
                     208   N/A           N/A                $127,536       $32,148       $95,388       $89,600
                     209   N/A           N/A                $248,360       $98,306      $150,054      $144,061
                     210      $121,179   12/31/2004         $149,679       $47,192      $102,487       $93,753
                     211   N/A           N/A                $115,795       $23,144       $92,651       $85,544

Total/Weighted Average:

                                                                       Annual                       Annual        U/W
                                                         Engineering   Contractual    LC & TI       Contractual   Recurring
                           U/W                           Reserve at    Replacement    Reserve at    Recurring     Replacement
#                          DSCR (6)                      Origination   Reserve/FF&E   Origination   LC&TI         Reserve/FF&E
------------------------   -----------   -------------   -----------   ------------   -----------   -----------   ------------
                       1   1.29x                         N/A           N/A            N/A           N/A                      3%
                     1.1
                     1.2
                       2   1.34x                            $851,274   N/A             $4,117,790   N/A                $60,628
                       3   1.30x                         N/A           N/A             $4,610,000   N/A                $81,444
                       4   1.33x                         N/A           N/A             $3,310,000   N/A                $61,454
                       5   1.73x                   (16)       $6,063   N/A            N/A           N/A                $45,000
                       6   1.17x                         N/A           N/A            N/A           N/A               $181,200
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   1.20x                         N/A           N/A             $2,967,000   N/A                $21,572
                       8   1.31x                             $20,750   N/A            N/A           N/A                $36,869


                       9   1.85x                   (19)     $300,000   N/A            N/A           N/A                $53,500
                     9.1
                     9.2
                     9.3
                     9.4
                      10   1.38x                            $202,875        $58,000   N/A           N/A                $72,000
                    10.1
                    10.2
                      11   1.12x                              $6,250   N/A            N/A           N/A                $24,720
                      13   1.20x                         N/A                $28,664       $93,400       $51,617        $28,664
                      14   1.11x                             $30,943        $19,953   N/A              $155,696        $18,990
                      15   1.20x                         N/A                $16,773   N/A               $99,975        $24,994
                      17   1.16x                         N/A                 $6,179   N/A           N/A                 $6,179
                      18   1.24x                             $32,969        $39,000   N/A              $252,000        $62,247

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   1.34x                            $481,975   N/A            N/A           N/A               $117,450
                      20   1.30x                         N/A           N/A            N/A           N/A                      4%
                      21   1.21x                            $100,625   N/A            N/A           N/A                 $4,684
                    21.1
                    21.2
                      23   1.11x                         N/A                $49,200   N/A           N/A                $49,200






                      25   1.39x                         N/A                      2%  N/A           N/A                      4%
                      26   1.31x                         N/A                $10,956   N/A               $50,004        $10,955
                      27   1.26x                         N/A           N/A            N/A               $22,500         $6,695
                      28   1.27x                              $2,500        $14,885   N/A               $69,487        $14,890
                      30   1.21x                         N/A                $38,400   N/A           N/A                $48,000
                      31   1.34x                         N/A                $20,784   N/A               $41,567        $21,497
                      32   1.20x                         N/A           N/A            N/A           N/A                 $4,463
                      33   1.34x                         N/A                $20,700      $902,000   N/A                $23,460

                      34   1.21x                         N/A                $17,760      $150,000      $144,000        $17,729
                      35   1.36x                             $28,563        $87,500   N/A           N/A               $105,000
                      36   1.24x                         N/A                $21,150   N/A           N/A                 $7,050







                      37   1.24x                         N/A                $12,000   N/A           N/A                $12,000







                      38   1.24x                         N/A                 $5,800   N/A           N/A                 $5,800







                      39   1.27x                             $32,445        $78,000   N/A           N/A                $78,000
                      40   1.23x                         N/A                $69,600   N/A           N/A                $72,036
                      41   1.55x                             $12,500        $89,320   N/A           N/A                $77,000











                      42   1.20x                         N/A                 $4,489   N/A               $17,617         $6,733




                      45   1.53x                         N/A                $55,822   N/A           N/A                $56,500










                      46   1.47x                         N/A           N/A            N/A           N/A                 $4,224
                      48   1.27x                         N/A                $44,544   N/A           N/A                $48,000









                      49   1.22x                         N/A                $56,316   N/A           N/A                $57,000
                      50   1.29x                         N/A                $47,200   N/A           N/A                $59,000
                      52   1.32x                         N/A                $14,288   N/A           N/A                $14,288
                      56   1.63x                         N/A           N/A            N/A              $225,000        $15,921
                      58   1.51x                             $26,955              4%  N/A           N/A                      4%
                      59   1.21x                         N/A                 $8,664      $150,000   N/A                 $8,660
                      60   1.53x                         N/A                      4%  N/A           N/A                      4%
                      61   1.60x                             $64,000        $51,600   N/A           N/A                $51,600
                      62   1.32x                         N/A           N/A                $75,000   N/A                $10,533
                      63   1.33x                             $29,000        $30,500   N/A           N/A                $30,500
                      64   1.25x                         N/A                $33,500   N/A           N/A                $33,500

                      65   1.26x                             $10,000        $27,600   N/A           N/A                $27,600
                      67   1.35x                         N/A           N/A            N/A           N/A                 $7,230
                      68   1.63x                         N/A                      4%  N/A           N/A                      4%
                      69   1.59x                         N/A                      4%  N/A           N/A                      4%
                      71   1.29x                         N/A                $32,491   N/A               $49,819        $32,491
                      72   1.21x                              $3,750   N/A            N/A               $24,500         $2,450
                      73   1.75x                             $62,344        $79,000   N/A           N/A                $79,000
                      74   1.79x                              $3,750              4%  N/A           N/A                      4%
                      76   1.18x                         N/A                $10,440   N/A               $19,992        $10,809
                    76.1
                    76.2
                      78   1.65x                             $20,125        $26,075   N/A           N/A                $26,075
                    78.1
                    78.2
                    78.3
                    78.4
                      79   1.22x                             $28,125           $597   N/A               $35,844         $8,602
                      80   1.23x                             $15,312         $6,887      $125,000   N/A                 $6,927
                      82   1.23x                            $150,516        $14,990   N/A           N/A                $14,990
                      83   1.29x                         N/A           N/A                $51,537   N/A                 $1,699
                      84   1.26x                         N/A           N/A            N/A           N/A                $13,378
                      86   1.21x                             $25,000   N/A            N/A           N/A                $13,936
                      87   1.20x                              $1,650         $6,129       $40,000       $38,675         $6,129
                      88   1.16x                         N/A           N/A            N/A               $12,780         $3,820
                      90   1.25x                         N/A           N/A            N/A           N/A                 $6,736
                      91   1.25x                         N/A                 $3,420   N/A               $25,203         $3,780
                      92   1.48x                         N/A           N/A            N/A           N/A                 $1,727
                      93   1.20x                         N/A           N/A            N/A           N/A                 $1,600
                      94   1.46x                         N/A                $17,118   N/A           N/A                $17,118
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   1.34x                         N/A           N/A            N/A           N/A                 $3,004
                      96   1.55x                             $11,125         $7,791   N/A               $44,148         $7,791
                      98   1.32x                             $11,733   N/A                $50,000   N/A                 $3,549
                     101   1.20x                         N/A           N/A                $20,000       $30,000         $7,020
                     102   1.17x                         N/A                $16,200   N/A           N/A                $16,250
                     103   1.21x                         N/A                 $2,450   N/A                $2,084         $2,450
                     105   1.20x                                $625         $7,834   N/A               $36,666         $7,834
                     106   1.22x                              $1,250         $8,436      $200,000   N/A                 $8,436
                     107   1.29x                         N/A           N/A            N/A               $24,132         $2,942




                     108   1.25x                         N/A                 $4,944       $20,000       $49,390         $7,409
                     109   1.68x                         N/A                      4%  N/A           N/A                      4%
                     110   1.34x                                $750         $6,550   N/A           N/A                 $6,600
                     112   1.29x                              $6,250         $7,116      $100,000       $42,579         $9,466
                     113   1.66x                         N/A                      4%  N/A           N/A                      4%
                     114   1.21x                         N/A                $10,892       $68,000       $36,307        $10,892
                     115   1.19x                         N/A                 $3,444       $50,000       $24,000         $3,444
                   115.1
                   115.2
                     116   1.75x                         N/A                      4%  N/A           N/A                      4%
                     117   1.20x                                $625   N/A            N/A           N/A                 $2,036
                     118   1.37x                             $47,250        $44,000   N/A           N/A                $44,000
                     119   1.50x                             $98,578              4%  N/A           N/A                      4%
                     120   1.43x                         N/A                      4%  N/A           N/A                      4%
                     121   1.20x                             $11,875         $9,991   N/A           N/A                 $9,991
                   121.1
                   121.2
                     122   1.70x                              $3,000         $3,423       $20,000       $18,000         $3,449
                     123   1.42x                         N/A                      4%  N/A           N/A                      4%
                     124   1.19x                             $11,250         $1,770       $80,890   N/A                 $1,786
                     126   1.21x                         N/A                 $2,955   N/A               $19,700         $2,955
                     129   2.00x                         N/A           N/A            N/A           N/A                 $1,598
                     130   1.21x                             $88,656         $3,786       $37,872   N/A                 $3,786
                     131   1.21x                         N/A                 $9,072   N/A               $14,286         $9,072
                     132   1.20x                             $41,731   N/A            N/A           N/A                $10,475
                     133   1.40x                         N/A                 $1,491   N/A           N/A                 $1,491

                     134   1.20x                         N/A                 $2,083   N/A               $14,981         $2,087


                     136   1.22x                         N/A           N/A            N/A               $12,000         $3,588
                     139   1.24x                             $12,838         $3,985   N/A               $20,664         $3,985
                     140   1.28x                         N/A                 $3,158       $50,000   N/A                 $3,158
                   140.1
                   140.2
                     141   1.85x                         N/A                 $1,886   N/A               $15,000         $1,886
                     142   1.19x                         N/A                   $990   N/A                $5,940           $991


                   142.1
                   142.2
                     143   1.19x                         N/A                 $1,004   N/A           N/A                 $1,483
                     145   1.30x                         N/A           N/A                $40,141        $9,000         $1,184
                     147   1.25x                             $23,660   N/A                $24,000       $12,550         $1,845
                     148   1.46x                              $6,250   N/A            N/A           N/A                 $5,450
                     149   1.60x                              $7,500         $5,565      $150,000       $25,000         $5,500
                     150   1.40x                              $3,750         $5,856       $70,000   N/A                 $4,224
                     154   1.22x                         N/A                 $6,408   N/A               $21,360         $6,385
                     155   1.31x                             $10,000         $5,100   N/A           N/A                 $5,100
                     157   1.49x                              $2,344         $5,781   N/A           N/A                 $7,289
                     158   1.21x                                $500         $1,350   N/A           N/A                 $1,350
                     161   1.25x                              $3,125   N/A            N/A           N/A                 $2,531
                     164   1.20x                         N/A                   $873   N/A                $6,552           $873
                     165   1.52x                            $127,597        $12,698   N/A               $27,000        $12,266
                     166   1.33x                              $7,500        $15,300   N/A           N/A                $15,300
                     167   1.37x                         N/A                $10,005   N/A           N/A                $10,005
                     168   1.24x                              $5,312         $7,000   N/A           N/A                 $7,000
                     169   1.31x                              $6,250        $13,282   N/A           N/A                $13,282
                     171   1.68x                             $15,000         $6,500   N/A           N/A                 $6,500
                     172   1.43x                              $9,375        $22,640   N/A           N/A                $22,640
                     173   1.20x                         N/A                 $5,070   N/A               $13,440         $5,070
                     174   1.25x                                $625         $1,500   N/A           N/A                 $1,500
                     175   1.44x                         N/A           N/A            N/A           N/A                 $3,800
                     178   1.21x                              $9,875   N/A                $20,000        $6,300         $1,369
                     179   1.27x                         N/A           N/A            N/A           N/A                 $1,840
                     181   1.56x                             $13,375         $5,445   N/A               $23,597         $5,445
                     182   1.34x                              $8,188         $7,200   N/A               $14,401         $7,201
                     184   1.30x                         N/A           N/A            N/A           N/A                 $9,668
                     185   1.24x                         N/A           N/A            N/A               $14,374           $818
                     186   3.08x                         N/A                 $2,322   N/A           N/A                 $2,232
                     188   1.22x                         N/A                   $846       $70,752        $6,348           $846

                     190   1.21x                         N/A                   $760   N/A                $7,600           $760
                     193   1.20x                              $3,125        $14,000   N/A           N/A                $14,000
                     195   1.25x                             $14,750         $3,800   N/A           N/A                 $3,800
                     197   1.20x                             $28,438        $10,250   N/A           N/A                $10,250
                     199   1.20x                             $10,750   N/A                $40,000   N/A                 $1,590
                     200   1.26x                                $875         $1,201       $24,000   N/A                 $1,201


                     201   1.35x                         N/A           N/A            N/A           N/A                 $2,801
                     206   1.33x                             $22,812         $4,950   N/A           N/A                 $4,950
                     208   1.22x                              $2,375         $1,000   N/A                $7,020         $1,000
                     209   2.00x                         N/A           N/A            N/A           N/A                 $5,993
                     210   1.24x                              $5,625         $2,128   N/A                $5,000         $2,128
                     211   1.26x                         N/A                   $927   N/A                $6,180           $927

Total/Weighted Average:    1.33x

                           Annual     Tax &       Initial         Orig            Rem.            Orig
                           U/W        Insurance   Interest Only   Amort.          Amort.          Term to
#                          LC&TI      Escrows     Term            Term            Term (1)        Maturity (7)
------------------------   --------   ---------   -------------   -------------   -------------   ------------
                       1   N/A        Both                   83   Interest Only   Interest Only             83
                     1.1
                     1.2
                       2   $738,813   Both                   60   Interest Only   Interest Only             60
                       3   $551,060   Both                  120   Interest Only   Interest Only            120
                       4   $444,076   Both                  120   Interest Only   Interest Only            120
                       5   N/A        Both                  120   Interest Only   Interest Only            120
                       6   N/A        Both                   60             360             360            120
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7    $17,188   Both                   60   Interest Only   Interest Only             60
                       8    $78,720   Both                  121   Interest Only   Interest Only            121


                       9   N/A        Both                   84   Interest Only   Interest Only             84
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A        Both                   60   Interest Only   Interest Only             60
                    10.1
                    10.2
                      11    $27,675   None                   36             360             360            120
                      13    $67,465   Both                  120   Interest Only   Interest Only            120
                      14   $140,742   Both                  120   Interest Only   Interest Only            120
                      15    $82,369   Both                  120   Interest Only   Interest Only            120
                      17    $30,960   Both                  120   Interest Only   Interest Only            120
                      18   $207,628   Both                    0             360             357            120

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A        Both                   36             360             360             60
                      20   N/A        Both                    0             360             358            120
                      21    $12,721   None                  121   Interest Only   Interest Only            121
                    21.1
                    21.2
                      23   N/A        Both                  121   Interest Only   Interest Only            121






                      25   N/A        Both                    0             300             298            120
                      26    $59,433   Tax                   121   Interest Only   Interest Only            121
                      27    $39,766   Both                  120   Interest Only   Interest Only            120
                      28    $67,358   Both                  120   Interest Only   Interest Only            120
                      30   N/A        Both                  121   Interest Only   Interest Only            121
                      31   $104,493   Both                   36             360             360            124
                      32    $22,147   Both                  121   Interest Only   Interest Only            121
                      33   N/A        Both                   60   Interest Only   Interest Only             60

                      34   $106,373   Both                   60             360             360            121
                      35   N/A        Both                   60   Interest Only   Interest Only             60
                      36   N/A        Both                   36             360             360            120







                      37   N/A        Both                   36             360             360            120







                      38   N/A        Both                   36             360             360            120







                      39   N/A        Both                   36             360             360            120
                      40   N/A        Both                   60   Interest Only   Interest Only             60
                      41   N/A        Both                  120   Interest Only   Interest Only            120











                      42    $20,349   Insurance              36             360             360            109




                      45   N/A        Both                  122   Interest Only   Interest Only            122










                      46   N/A        None                  120   Interest Only   Interest Only            120
                      48   N/A        Both                   60             360             360            120









                      49   N/A        Both                   60             360             360            120
                      50   N/A        Both                  120   Interest Only   Interest Only            120
                      52    $30,191   Both                  120   Interest Only   Interest Only            120
                      56    $78,415   Both                  121   Interest Only   Interest Only            121
                      58   N/A        Both                    0             300             293            120
                      59    $79,294   None                   60             360             360            120
                      60   N/A        Both                    0             300             294            120
                      61   N/A        Both                  120   Interest Only   Interest Only            120
                      62    $37,869   Both                  122   Interest Only   Interest Only            122
                      63   N/A        Both                   60   Interest Only   Interest Only             60
                      64   N/A        Both                  120   Interest Only   Interest Only            120

                      65   N/A        Both                    0             360             356            120
                      67    $32,314   None                  119   Interest Only   Interest Only            119
                      68   N/A        Both                    0             360             358            120
                      69   N/A        Both                    0             300             294            120
                      71    $27,453   Both                   36             360             360            120
                      72    $31,945   Both                   36             360             360            120
                      73   N/A        Both                    0             360             357            122
                      74   N/A        Both                    0             300             298            120
                      76    $29,695   Both                   36             360             360            121
                    76.1
                    76.2
                      78   N/A        Both                    0             360             357            121
                    78.1
                    78.2
                    78.3
                    78.4
                      79    $22,654   Both                  120   Interest Only   Interest Only            120
                      80    $35,793   Both                    0             360             355            120
                      82     $2,936   Both                    0             360             359             60
                      83    $26,194   Both                   12             360             360            120
                      84    $34,447   Both                    0             360             357            120
                      86    $51,330   Both                   36             360             360            120
                      87    $27,636   Both                    0             360             358            120
                      88    $19,403   Both                   24             360             360            121
                      90    $42,021   Tax                     0             360             357            120
                      91    $21,821   Both                    0             360             356            121
                      92   N/A        Tax                    36             360             360            120
                      93   N/A        Both                   12             360             360             60
                      94   N/A        None                    0             360             358            119
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95    $17,384   None                   60             360             360            120
                      96    $36,096   Both                   60   Interest Only   Interest Only             60
                      98    $20,094   Both                    0             360             358            120
                     101    $35,012   Both                    0             360             357            120
                     102   N/A        Both                   36             360             360            121
                     103    $19,330   Both                   24             360             360            120
                     105    $33,948   Both                    0             360             358            120
                     106    $23,372   Both                   24             360             360            120
                     107    $28,569   Both                    0             360             358            120




                     108    $15,695   Both                    0             360             357            121
                     109   N/A        Both                    0             300             289            120
                     110   N/A        Both                   24             360             360            120
                     112    $35,865   Both                   48             360             360            120
                     113   N/A        Both                    0             360             356            120
                     114    $23,678   Both                   24             360             360            120
                     115    $28,008   Both                    0             360             359            120
                   115.1
                   115.2
                     116   N/A        Both                    0             300             299            120
                     117    $10,182   None                    0             360             358            122
                     118   N/A        Both                   24             360             360            121
                     119   N/A        Both                    0             300             298            120
                     120   N/A        Both                    0             300             298            120
                     121   N/A        Both                    0             360             358            120
                   121.1
                   121.2
                     122    $22,996   Both                   24             360             360            120
                     123   N/A        Both                    0             300             298            121
                     124    $14,980   Both                   36             360             360            120
                     126    $19,700   Both                    0             360             359            120
                     129    $13,737   Both                  120   Interest Only   Interest Only            120
                     130    $16,275   Both                   36             360             360            122
                     131   N/A        Both                   60             360             360            119
                     132   N/A        Both                    0             360             359            120
                     133     $7,819   Insurance              60             360             360            119

                     134    $18,184   Both                    0             360             359            120


                     136    $12,444   Both                   24             360             360            120
                     139    $19,927   Both                   36             360             360            120
                     140    $18,030   Both                    0             360             358            120
                   140.1
                   140.2
                     141     $7,497   Both                  121   Interest Only   Interest Only            121
                     142     $4,571   Both                    0             360             358            120


                   142.1
                   142.2
                     143     $3,446   Both                    0             360             357            120
                     145    $11,923   Both                   24             360             360            120
                     147    $12,300   Both                   24             360             360            120
                     148   N/A        Both                    0             360             359            120
                     149    $29,246   Both                   24             360             360            120
                     150    $11,448   Both                   36             360             360            120
                     154    $28,350   Tax                     0             360             358            120
                     155   N/A        Both                    0             360             359            120
                     157    $25,133   Both                    0             360             356             60
                     158     $6,750   Both                    0             360             357             60
                     161     $5,704   None                    0             360             355            120
                     164     $6,549   Both                   24             360             360            120
                     165    $59,092   Both                    0             240             235            240
                     166   N/A        Both                    0             360             352            120
                     167   N/A        Both                   24             360             360             60
                     168   N/A        Both                   12             360             360            121
                     169   N/A        Both                    0             360             359            120
                     171   N/A        Both                    0             300             299            120
                     172   N/A        Both                    0             360             357            121
                     173    $11,875   Both                   12             360             360            120
                     174   N/A        Both                  122   Interest Only   Interest Only            122
                     175   N/A        Both                   24             360             360             60
                     178     $5,168   Both                    0             360             357            120
                     179   N/A        Insurance             120   Interest Only   Interest Only            120
                     181    $36,303   Both                    0             360             358            120
                     182    $34,101   Both                    0             360             354            120
                     184     $9,143   None                   36             360             360            120
                     185    $14,374   Both                   36             360             360            120
                     186    $22,457   Both                    0             360             358            120
                     188     $8,461   Both                    0             360             357            122

                     190     $7,600   Both                    0             360             359            120
                     193   N/A        Both                   18             360             360            121
                     195   N/A        Both                   24             360             360            119
                     197   N/A        Both                    0             360             358            120
                     199     $5,963   Both                   24             360             360            120
                     200     $6,411   Both                   24             360             360            120


                     201   N/A        Both                    0             360             357            120
                     206   N/A        Both                    0             360             359            120
                     208     $4,788   Both                   12             360             360             84
                     209   N/A        Both                    0             360             357            120
                     210     $6,606   Both                    0             360             349            120
                     211     $6,180   Both                    0             360             357            120

Total/Weighted Average:

                           Rem.                                                                First
                           Term to            Interest    Interest Calculation    Monthly      Payment
#                          Maturity (1) (7)   Rate        (30/360 / Actual/360)   Payment      Date
------------------------   ----------------   --------    ---------------------   ----------   ----------
                       1                 80     5.5000%   Actual/360              $1,440,567   7/11/2007
                     1.1
                     1.2
                       2                 56     5.4730%   Actual/360                $647,385   6/11/2007
                       3                116     5.3800%   Actual/360                $522,744   6/11/2007
                       4                116     5.3300%   Actual/360                $427,819   6/11/2007
                       5                116     5.5000%   Actual/360                $418,229   6/11/2007
                       6                118     5.7500%   Actual/360                $420,170   8/11/2007
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7                 59     6.8910%   Actual/360                $185,148   9/11/2007
                       8                118     5.9600%   Actual/360                $157,112   7/11/2007


                       9                 78     5.7860%   Actual/360                $151,548   4/11/2007
                     9.1
                     9.2
                     9.3
                     9.4
                      10                 57     5.7400%   Actual/360                $146,948   7/11/2007
                    10.1
                    10.2
                      11                119     5.7100%   Actual/360                $168,500   9/11/2007
                      13                118     6.2500%   Actual/360                $137,297   8/11/2007
                      14                117     6.1800%   Actual/360                $122,706   7/11/2007
                      15                118     6.0800%   Actual/360                $119,179   8/11/2007
                      17                118     6.4430%   Actual/360                $122,484   8/11/2007
                      18                117     6.2850%   Actual/360                $135,465   7/11/2007

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19                 58     6.5400%   Actual/360                $136,461   8/11/2007
                      20                118     6.2070%   Actual/360                $131,779   8/11/2007
                      21                119     5.8600%   Actual/360                 $95,062   8/11/2007
                    21.1
                    21.2
                      23                118     5.7300%   Actual/360                 $74,072   7/11/2007






                      25                118     6.0500%   Actual/360                 $95,324   8/11/2007
                      26                119     6.3200%   Actual/360                 $73,422   8/11/2007
                      27                118     6.1700%   Actual/360                 $69,855   8/11/2007
                      28                117     6.0720%   Actual/360                 $68,746   7/11/2007
                      30                118     5.8100%   Actual/360                 $63,816   7/11/2007
                      31                121     5.7400%   Actual/360                 $74,616   7/11/2007
                      32                118     5.6300%   Actual/360                 $60,412   7/11/2007
                      33                 56     5.6500%   Actual/360                 $60,149   6/11/2007

                      34                119     6.4600%   Actual/360                 $77,012   8/11/2007
                      35                 56     5.8100%   Actual/360                 $59,398   6/11/2007
                      36                117     6.4300%   Actual/360                 $37,523   7/11/2007







                      37                117     6.4300%   Actual/360                 $24,732   7/11/2007







                      38                117     6.4300%   Actual/360                 $12,847   7/11/2007







                      39                116     5.6600%   Actual/360                 $67,033   6/11/2007
                      40                 57     5.9800%   Actual/360                 $58,610   7/11/2007
                      41                115     5.5800%   Actual/360                 $53,369   5/11/2007











                      42                108     6.2450%   Actual/360                 $68,309   9/11/2007




                      45                119     5.9000%   Actual/360                 $49,650   7/11/2007










                      46                118     6.2700%   Actual/360                 $52,615   8/11/2007
                      48                118     6.2400%   Actual/360                 $59,046   8/11/2007









                      49                119     6.2400%   Actual/360                 $59,046   9/11/2007
                      50                117     5.9240%   Actual/360                 $47,800   7/11/2007
                      52                117     5.8400%   Actual/360                 $43,421   7/11/2007
                      56                118     5.5725%   Actual/360                 $40,020   7/11/2007
                      58                113     6.4000%   Actual/360                 $56,194   3/11/2007
                      59                117     5.7325%   Actual/360                 $48,053   7/11/2007
                      60                114     5.9750%   Actual/360                 $52,065   4/11/2007
                      61                116     5.7000%   Actual/360                 $37,757   6/11/2007
                      62                118     5.6800%   Actual/360                 $36,353   6/11/2007
                      63                 57     6.1800%   Actual/360                 $39,161   7/11/2007
                      64                115     5.7300%   Actual/360                 $36,068   5/11/2007

                      65                116     6.0500%   Actual/360                 $43,550   6/11/2007
                      67                117     5.8900%   Actual/360                 $33,591   8/11/2007
                      68                118     6.0100%   Actual/360                 $40,213   8/11/2007
                      69                114     6.1300%   Actual/360                 $43,702   4/11/2007
                      71                117     6.3400%   Actual/360                 $39,781   7/11/2007
                      72                117     5.9000%   Actual/360                 $37,012   7/11/2007
                      73                119     6.0500%   Actual/360                 $37,372   7/11/2007
                      74                118     6.4490%   Actual/360                 $40,321   8/11/2007
                      76                120     6.3650%   Actual/360                 $35,991   9/11/2007
                    76.1
                    76.2
                      78                118     5.9600%   Actual/360                 $32,827   7/11/2007
                    78.1
                    78.2
                    78.3
                    78.4
                      79                118     5.8800%   Actual/360                 $26,828   8/11/2007
                      80                115     5.7100%   Actual/360                 $31,085   5/11/2007
                      82                 59     6.8000%   Actual/360                 $34,285   9/11/2007
                      83                117     5.8500%   Actual/360                 $29,497   7/11/2007
                      84                117     6.3300%   Actual/360                 $31,046   7/11/2007
                      86                116     5.8950%   Actual/360                 $28,455   6/11/2007
                      87                118     6.3100%   Actual/360                 $29,036   8/11/2007
                      88                119     6.3600%   Actual/360                 $29,039   8/11/2007
                      90                117     6.0050%   Actual/360                 $27,294   7/11/2007
                      91                117     5.7700%   Actual/360                 $24,961   6/11/2007
                      92                118     5.8900%   Actual/360                 $24,885   8/11/2007
                      93                 58     6.5600%   Actual/360                 $26,077   8/11/2007
                      94                117     5.7100%   Actual/360                 $23,822   8/11/2007
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95                118     6.3500%   Actual/360                 $25,313   8/11/2007
                      96                 58     6.3500%   Actual/360                 $21,461   8/11/2007
                      98                118     5.7900%   Actual/360                 $23,445   8/11/2007
                     101                117     6.1900%   Actual/360                 $23,096   7/11/2007
                     102                120     6.3400%   Actual/360                 $23,216   9/11/2007
                     103                117     6.1900%   Actual/360                 $22,790   7/11/2007
                     105                118     6.6300%   Actual/360                 $23,652   8/11/2007
                     106                117     6.3400%   Actual/360                 $22,843   7/11/2007
                     107                118     6.4200%   Actual/360                 $22,565   8/11/2007




                     108                118     5.8520%   Actual/360                 $21,242   7/11/2007
                     109                109     6.3000%   Actual/360                 $23,859   11/11/2006
                     110                119     6.5300%   Actual/360                 $22,191   9/11/2007
                     112                117     5.8525%   Actual/360                 $20,536   7/11/2007
                     113                116     5.8400%   Actual/360                 $20,508   6/11/2007
                     114                119     6.3000%   Actual/360                 $20,903   9/11/2007
                     115                119     6.5500%   Actual/360                 $20,967   9/11/2007
                   115.1
                   115.2
                     116                119     6.7200%   Actual/360                 $22,393   9/11/2007
                     117                120     6.2500%   Actual/360                 $19,955   8/11/2007
                     118                116     5.7500%   Actual/360                 $18,849   5/11/2007
                     119                118     6.9900%   Actual/360                 $21,890   8/11/2007
                     120                118     6.3975%   Actual/360                 $20,733   8/11/2007
                     121                118     5.6600%   Actual/360                 $17,706   8/11/2007
                   121.1
                   121.2
                     122                118     6.3150%   Actual/360                 $18,599   8/11/2007
                     123                119     6.6600%   Actual/360                 $20,557   8/11/2007
                     124                119     6.7700%   Actual/360                 $19,446   9/11/2007
                     126                119     6.6450%   Actual/360                 $18,607   9/11/2007
                     129                118     6.0600%   Actual/360                 $14,080   8/11/2007
                     130                120     6.4800%   Actual/360                 $17,056   8/11/2007
                     131                118     5.8800%   Actual/360                 $15,980   9/11/2007
                     132                119     6.5400%   Actual/360                 $16,978   9/11/2007
                     133                117     5.8700%   Actual/360                 $15,525   8/11/2007

                     134                119     6.6450%   Actual/360                 $16,682   9/11/2007


                     136                117     6.0400%   Actual/360                 $15,053   7/11/2007
                     139                117     6.1300%   Actual/360                 $14,700   7/11/2007
                     140                118     6.4300%   Actual/360                 $15,110   8/11/2007
                   140.1
                   140.2
                     141                119     5.8500%   Actual/360                 $11,863   8/11/2007
                     142                118     5.7900%   Actual/360                 $14,067   8/11/2007


                   142.1
                   142.2
                     143                117     6.2600%   Actual/360                 $14,546   7/11/2007
                     145                118     5.8700%   Actual/360                 $13,598   8/11/2007
                     147                119     6.7500%   Actual/360                 $14,820   9/11/2007
                     148                119     6.4000%   Actual/360                 $14,074   9/11/2007
                     149                119     6.6200%   Actual/360                 $14,080   9/11/2007
                     150                116     6.1500%   Actual/360                 $13,403   6/11/2007
                     154                118     6.4900%   Actual/360                 $12,950   8/11/2007
                     155                119     6.4800%   Actual/360                 $12,817   9/11/2007
                     157                 56     5.8200%   Actual/360                 $11,849   6/11/2007
                     158                 57     6.1300%   Actual/360                 $12,159   7/11/2007
                     161                115     5.8600%   Actual/360                 $11,812   5/11/2007
                     164                117     6.2200%   Actual/360                 $11,717   7/11/2007
                     165                235     7.3500%   Actual/360                 $15,194   5/11/2007
                     166                112     5.9300%   Actual/360                 $11,306   2/11/2007
                     167                 58     6.4200%   Actual/360                 $11,784   8/11/2007
                     168                120     6.3250%   Actual/360                 $11,487   9/11/2007
                     169                119     6.3700%   Actual/360                 $11,536   9/11/2007
                     171                119     6.4800%   Actual/360                 $11,862   9/11/2007
                     172                118     5.9100%   Actual/360                 $10,391   7/11/2007
                     173                118     6.3000%   Actual/360                 $10,646   8/11/2007
                     174                118     5.9500%   Actual/360                  $8,546   6/11/2007
                     175                 58     6.1500%   Actual/360                 $10,098   8/11/2007
                     178                117     6.0600%   Actual/360                  $9,697   7/11/2007
                     179                118     6.0100%   Actual/360                  $8,125   8/11/2007
                     181                118     6.8600%   Actual/360                 $10,495   8/11/2007
                     182                114     6.5100%   Actual/360                 $10,124   4/11/2007
                     184                118     6.3200%   Actual/360                  $9,490   8/11/2007
                     185                116     6.2725%   Actual/360                  $9,258   6/11/2007
                     186                118     6.3500%   Actual/360                  $9,334   8/11/2007
                     188                119     6.0600%   Actual/360                  $8,870   7/11/2007

                     190                119     6.7800%   Actual/360                  $9,408   9/11/2007
                     193                119     6.3500%   Actual/360                  $8,805   8/11/2007
                     195                116     6.1200%   Actual/360                  $8,453   7/11/2007
                     197                118     6.6800%   Actual/360                  $8,635   8/11/2007
                     199                119     6.8100%   Actual/360                  $8,503   9/11/2007
                     200                119     6.8000%   Actual/360                  $8,149   9/11/2007


                     201                117     6.4300%   Actual/360                  $7,843   7/11/2007
                     206                119     6.4800%   Actual/360                  $6,623   9/11/2007
                     208                 81     6.2000%   Actual/360                  $6,125   7/11/2007
                     209                117     6.0100%   Actual/360                  $6,002   7/11/2007
                     210                109     6.4400%   Actual/360                  $6,281   11/11/2006
                     211                117     6.2200%   Actual/360                  $5,677   7/11/2007

Total/Weighted Average:                         5.8177%                           $9,354,757

                                                                                                 Original
                                                                                                 Lockout
                           Maturity                               Prepayment Provision           Period
#                          Date         ARD (8)   Seasoning (1)   as of Origination (9)          (Months)
------------------------   ----------   -------   -------------   ----------------------   ---   --------
                       1   5/11/2014    N/A                   3   YM1/79_0.0%/4            (21)         0
                     1.1
                     1.2
                       2   5/11/2012    N/A                   4   Lock/35_0.0%/25                      35
                       3   5/11/2017    N/A                   4   YM1/116_0.0%/4           (21)         0
                       4   5/11/2017    N/A                   4   YM1/116_0.0%/4           (21)         0
                       5   5/11/2017    N/A                   4   Lock/3_YM1/110_0.0%/7    (17)         3
                       6   7/11/2017    N/A                   2   Lock/116_0.0%/4          (22)       116
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   8/11/2012    N/A                   1   Lock/25_YM1/28_0.0%/7                25
                       8   7/11/2017    N/A                   3   Lock/117_0.0%/4                     117


                       9   3/11/2014    N/A                   6   Lock/11_YM1/66_0.0%/7                11
                     9.1
                     9.2
                     9.3
                     9.4
                      10   6/11/2012    N/A                   3   Lock/56_0.0%/4                       56
                    10.1
                    10.2
                      11   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                      13   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      14   6/11/2017    N/A                   3   Lock/13_YM1/101_0.0%/6               13
                      15   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                      17   7/11/2017    N/A                   2   Lock/116_0.0%/4                     116
                      18   6/11/2017    N/A                   3   Lock/117_0.0%/3          (29)       117

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   7/11/2012    N/A                   2   Lock/57_0.0%/3                       57
                      20   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      21   8/11/2017    N/A                   2   Lock/117_0.0%/4                     117
                    21.1
                    21.2
                      23   7/11/2017    N/A                   3   Lock/115_0.0%/6                     115






                      25   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      26   8/11/2017    N/A                   2   Lock/118_0.0%/3                     118
                      27   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      28   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      30   7/11/2017    N/A                   3   Lock/115_0.0%/6                     115
                      31   10/11/2017   N/A                   3   Lock/121_0.0%/3                     121
                      32   7/11/2017    N/A                   3   Lock/115_0.0%/6                     115
                      33   5/11/2012    N/A                   4   Lock/57_0.0%/3                       57

                      34   8/11/2017    N/A                   2   Lock/118_0.0%/3                     118
                      35   5/11/2012    N/A                   4   Lock/56_0.0%/4                       56
                      36   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117







                      37   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117







                      38   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117







                      39   5/11/2017    N/A                   4   Lock/117_0.0%/3                     117
                      40   6/11/2012    N/A                   3   Lock/54_0.0%/6                       54
                      41   4/11/2017    N/A                   5   Lock/117_0.0%/3                     117











                      42   9/11/2016    N/A                   1   Lock/106_0.0%/3                     106




                      45   8/11/2017    N/A                   3   Lock/119_0.0%/3                     119










                      46   7/11/2017    N/A                   2   Lock/35_YM1/82_0.0%/3                35
                      48   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117









                      49   8/11/2017    N/A                   1   Lock/117_0.0%/3                     117
                      50   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      52   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      56   7/11/2017    N/A                   3   Lock/118_0.0%/3                     118
                      58   2/11/2017    N/A                   7   Lock/113_0.0%/7                     113
                      59   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      60   3/11/2017    N/A                   6   Lock/117_0.0%/3                     117
                      61   5/11/2017    N/A                   4   Lock/117_0.0%/3                     117
                      62   7/11/2017    N/A                   4   Lock/119_0.0%/3                     119
                      63   6/11/2012    N/A                   3   Lock/56_0.0%/4                       56
                      64   4/11/2017    N/A                   5   Lock/41_YM1/76_0.0%/3                41

                      65   5/11/2017    N/A                   4   Lock/114_0.0%/6                     114
                      67   6/11/2017    N/A                   2   Lock/116_0.0%/3                     116
                      68   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      69   3/11/2017    N/A                   6   Lock/117_0.0%/3                     117
                      71   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      72   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                      73   8/11/2017    N/A                   3   Lock/116_0.0%/6                     116
                      74   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                      76   9/11/2017    N/A                   1   Lock/118_0.0%/3          (30)       118
                    76.1
                    76.2
                      78   7/11/2017    N/A                   3   Lock/118_0.0%/3                     118
                    78.1
                    78.2
                    78.3
                    78.4
                      79   7/11/2017    N/A                   2   Lock/116_0.0%/4                     116
                      80   4/11/2017    N/A                   5   Lock/114_0.0%/6                     114
                      82   8/11/2012    N/A                   1   Lock/57_0.0%/3                       57
                      83   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                      84   6/11/2017    N/A                   3   Lock/39_YM1/77_0.0%/4                39
                      86   5/11/2017    N/A                   4   Lock/114_0.0%/6                     114
                      87   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                      88   8/11/2017    N/A                   2   Lock/38_YM1/79_0.0%/4                38
                      90   6/11/2017    N/A                   3   Lock/27_YM1/89_0.0%/4                27
                      91   6/11/2017    N/A                   4   Lock/40_YM1/77_0.0%/4                40
                      92   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                      93   7/11/2012    N/A                   2   Lock/48_0.0%/12                      48
                      94   6/11/2017    N/A                   2   Lock/113_0.0%/6                     113
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   7/11/2017    N/A                   2   Lock/35_YM1/82_0.0%/3                35
                      96   7/11/2012    N/A                   2   Lock/38_YM1/19_0.0%/3                38
                      98   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     101   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     102   9/11/2017    N/A                   1   Lock/118_0.0%/3                     118
                     103   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     105   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     106   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     107   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114




                     108   7/11/2017    N/A                   3   Lock/118_0.0%/3                     118
                     109   10/11/2016   N/A                  11   Lock/117_0.0%/3                     117
                     110   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     112   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                     113   5/11/2017    N/A                   4   Lock/40_YM1/77_0.0%/3    (21)        40
                     114   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     115   8/11/2017    N/A                   1   Lock/37_YM1/80_0.0%/3                37
                   115.1
                   115.2
                     116   8/11/2017    N/A                   1   Lock/117_0.0%/3                     117
                     117   9/11/2017    N/A                   2   Lock/116_0.0%/6                     116
                     118   5/11/2017    N/A                   5   Lock/118_0.0%/3                     118
                     119   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                     120   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                     121   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                   121.1
                   121.2
                     122   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     123   8/11/2017    N/A                   2   Lock/118_0.0%/3                     118
                     124   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     126   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     129   7/11/2017    N/A                   2   Lock/60_0.0%/60                      60
                     130   9/11/2017    N/A                   2   Lock/116_0.0%/6                     116
                     131   7/11/2017    N/A                   1   Lock/113_0.0%/6                     113
                     132   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     133   6/11/2017    N/A                   2   Lock/113_0.0%/6                     113

                     134   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114


                     136   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                     139   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     140   7/11/2017    N/A                   2   Lock/38_YM1/79_0.0%/3                38
                   140.1
                   140.2
                     141   8/11/2017    N/A                   2   Lock/118_0.0%/3                     118
                     142   7/11/2017    N/A                   2   Lock/117_0.0%/3          (31)       117


                   142.1
                   142.2
                     143   6/11/2017    N/A                   3   Lock/117_0.0%/3                     117
                     145   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     147   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     148   8/11/2017    N/A                   1   Lock/37_YM1/80_0.0%/3                37
                     149   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     150   5/11/2017    N/A                   4   Lock/114_0.0%/6                     114
                     154   7/11/2017    N/A                   2   Lock/26_YM1/90_0.0%/4                26
                     155   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     157   5/11/2012    N/A                   4   Lock/28_YM1/29_0.0%/3                28
                     158   6/11/2012    N/A                   3   Lock/54_0.0%/6                       54
                     161   4/11/2017    N/A                   5   Lock/41_YM1/76_0.0%/3                41
                     164   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     165   4/11/2027    N/A                   5   Lock/234_0.0%/6                     234
                     166   1/11/2017    N/A                   8   Lock/114_0.0%/6                     114
                     167   7/11/2012    N/A                   2   Lock/54_0.0%/6                       54
                     168   9/11/2017    N/A                   1   Lock/115_0.0%/6                     115
                     169   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     171   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     172   7/11/2017    N/A                   3   Lock/39_YM1/79_0.0%/3                39
                     173   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     174   7/11/2017    N/A                   4   Lock/40_YM1/79_0.0%/3                40
                     175   7/11/2012    N/A                   2   Lock/54_0.0%/6                       54
                     178   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     179   7/11/2017    N/A                   2   Lock/117_0.0%/3                     117
                     181   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     182   3/11/2017    N/A                   6   Lock/42_YM1/75_0.0%/3                42
                     184   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     185   5/11/2017    N/A                   4   Lock/114_0.0%/6                     114
                     186   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     188   8/11/2017    N/A                   3   Lock/116_0.0%/6                     116

                     190   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     193   8/11/2017    N/A                   2   Lock/115_0.0%/6                     115
                     195   5/11/2017    N/A                   3   Lock/113_0.0%/6                     113
                     197   7/11/2017    N/A                   2   Lock/114_0.0%/6                     114
                     199   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     200   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114


                     201   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     206   8/11/2017    N/A                   1   Lock/114_0.0%/6                     114
                     208   6/11/2014    N/A                   3   Lock/78_0.0%/6                       78
                     209   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114
                     210   10/11/2016   N/A                  11   Lock/114_0.0%/6                     114
                     211   6/11/2017    N/A                   3   Lock/114_0.0%/6                     114

Total/Weighted Average:

                           Original      Original
                           Yield         Prepayment   Original                                  Yield
                           Maintenance   Premium      Open                         Lockout      Maintenance
                           Period        Period       Period                       Expiration   Expiration
#                          (Months)      (Months)     (Months)   Defeasance (10)   Date         Date
------------------------   -----------   ----------   --------   ---------------   ----------   -----------
                       1            79            0          4   Yes               N/A          2/11/2014
                     1.1
                     1.2
                       2             0            0         25   Yes               5/11/2010    N/A
                       3           116            0          4   Yes               N/A          2/11/2017
                       4           116            0          4   Yes               N/A          2/11/2017
                       5           110            0          7   No                9/11/2007    11/11/2016
                       6             0            0          4   Yes               4/11/2017    N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7            28            0          7   No                10/11/2009   2/11/2012
                       8             0            0          4   Yes               4/11/2017    N/A


                       9            66            0          7   No                3/11/2008    9/11/2013
                     9.1
                     9.2
                     9.3
                     9.4
                      10             0            0          4   Yes               3/11/2012    N/A
                    10.1
                    10.2
                      11             0            0          6   Yes               3/11/2017    N/A
                      13             0            0          3   Yes               5/11/2017    N/A
                      14           101            0          6   No                8/11/2008    1/11/2017
                      15             0            0          6   Yes               2/11/2017    N/A
                      17             0            0          4   Yes               4/11/2017    N/A
                      18             0            0          3   Yes               4/11/2017    N/A

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19             0            0          3   Yes               5/11/2012    N/A
                      20             0            0          3   Yes               5/11/2017    N/A
                      21             0            0          4   Yes               5/11/2017    N/A
                    21.1
                    21.2
                      23             0            0          6   Yes               2/11/2017    N/A






                      25             0            0          3   Yes               5/11/2017    N/A
                      26             0            0          3   Yes               6/11/2017    N/A
                      27             0            0          3   Yes               5/11/2017    N/A
                      28             0            0          3   Yes               4/11/2017    N/A
                      30             0            0          6   Yes               2/11/2017    N/A
                      31             0            0          3   Yes               8/11/2017    N/A
                      32             0            0          6   Yes               2/11/2017    N/A
                      33             0            0          3   Yes               3/11/2012    N/A

                      34             0            0          3   Yes               6/11/2017    N/A
                      35             0            0          4   Yes               2/11/2012    N/A
                      36             0            0          3   Yes               4/11/2017    N/A







                      37             0            0          3   Yes               4/11/2017    N/A







                      38             0            0          3   Yes               4/11/2017    N/A







                      39             0            0          3   Yes               3/11/2017    N/A
                      40             0            0          6   Yes               1/11/2012    N/A
                      41             0            0          3   Yes               2/11/2017    N/A











                      42             0            0          3   Yes               7/11/2016    N/A




                      45             0            0          3   Yes               6/11/2017    N/A










                      46            82            0          3   No                7/11/2010    5/11/2017
                      48             0            0          3   Yes               5/11/2017    N/A









                      49             0            0          3   Yes               6/11/2017    N/A
                      50             0            0          3   Yes               4/11/2017    N/A
                      52             0            0          3   Yes               4/11/2017    N/A
                      56             0            0          3   Yes               5/11/2017    N/A
                      58             0            0          7   Yes               8/11/2016    N/A
                      59             0            0          3   Yes               4/11/2017    N/A
                      60             0            0          3   Yes               1/11/2017    N/A
                      61             0            0          3   Yes               3/11/2017    N/A
                      62             0            0          3   Yes               5/11/2017    N/A
                      63             0            0          4   Yes               3/11/2012    N/A
                      64            76            0          3   No                10/11/2010   2/11/2017

                      65             0            0          6   Yes               12/11/2016   N/A
                      67             0            0          3   Yes               4/11/2017    N/A
                      68             0            0          3   Yes               5/11/2017    N/A
                      69             0            0          3   Yes               1/11/2017    N/A
                      71             0            0          3   Yes               4/11/2017    N/A
                      72             0            0          6   Yes               1/11/2017    N/A
                      73             0            0          6   Yes               3/11/2017    N/A
                      74             0            0          3   Yes               5/11/2017    N/A
                      76             0            0          3   Yes               7/11/2017    N/A
                    76.1
                    76.2
                      78             0            0          3   Yes               5/11/2017    N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79             0            0          4   Yes               4/11/2017    N/A
                      80             0            0          6   Yes               11/11/2016   N/A
                      82             0            0          3   Yes               6/11/2012    N/A
                      83             0            0          3   Yes               4/11/2017    N/A
                      84            77            0          4   No                10/11/2010   3/11/2017
                      86             0            0          6   Yes               12/11/2016   N/A
                      87             0            0          6   Yes               2/11/2017    N/A
                      88            79            0          4   No                10/11/2010   5/11/2017
                      90            89            0          4   No                10/11/2009   3/11/2017
                      91            77            0          4   No                10/11/2010   3/11/2017
                      92             0            0          6   Yes               2/11/2017    N/A
                      93             0            0         12   Yes               8/11/2011    N/A
                      94             0            0          6   Yes               1/11/2017    N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95            82            0          3   No                7/11/2010    5/11/2017
                      96            19            0          3   No                10/11/2010   5/11/2012
                      98             0            0          6   Yes               2/11/2017    N/A
                     101             0            0          6   Yes               1/11/2017    N/A
                     102             0            0          3   Yes               7/11/2017    N/A
                     103             0            0          6   Yes               1/11/2017    N/A
                     105             0            0          6   Yes               2/11/2017    N/A
                     106             0            0          6   Yes               1/11/2017    N/A
                     107             0            0          6   Yes               2/11/2017    N/A




                     108             0            0          3   Yes               5/11/2017    N/A
                     109             0            0          3   Yes               8/11/2016    N/A
                     110             0            0          6   Yes               3/11/2017    N/A
                     112             0            0          3   Yes               4/11/2017    N/A
                     113            77            0          3   Yes               10/11/2010   3/11/2017
                     114             0            0          6   Yes               3/11/2017    N/A
                     115            80            0          3   No                10/11/2010   6/11/2017
                   115.1
                   115.2
                     116             0            0          3   Yes               6/11/2017    N/A
                     117             0            0          6   Yes               4/11/2017    N/A
                     118             0            0          3   Yes               3/11/2017    N/A
                     119             0            0          3   Yes               5/11/2017    N/A
                     120             0            0          3   Yes               5/11/2017    N/A
                     121             0            0          6   Yes               2/11/2017    N/A
                   121.1
                   121.2
                     122             0            0          6   Yes               2/11/2017    N/A
                     123             0            0          3   Yes               6/11/2017    N/A
                     124             0            0          6   Yes               3/11/2017    N/A
                     126             0            0          6   Yes               3/11/2017    N/A
                     129             0            0         60   Yes               8/11/2012    N/A
                     130             0            0          6   Yes               4/11/2017    N/A
                     131             0            0          6   Yes               2/11/2017    N/A
                     132             0            0          6   Yes               3/11/2017    N/A
                     133             0            0          6   Yes               1/11/2017    N/A

                     134             0            0          6   Yes               3/11/2017    N/A


                     136             0            0          3   Yes               4/11/2017    N/A
                     139             0            0          6   Yes               1/11/2017    N/A
                     140            79            0          3   No                10/11/2010   5/11/2017
                   140.1
                   140.2
                     141             0            0          3   Yes               6/11/2017    N/A
                     142             0            0          3   Yes               5/11/2017    N/A


                   142.1
                   142.2
                     143             0            0          3   Yes               4/11/2017    N/A
                     145             0            0          6   Yes               2/11/2017    N/A
                     147             0            0          6   Yes               3/11/2017    N/A
                     148            80            0          3   No                10/11/2010   6/11/2017
                     149             0            0          6   Yes               3/11/2017    N/A
                     150             0            0          6   Yes               12/11/2016   N/A
                     154            90            0          4   No                10/11/2009   4/11/2017
                     155             0            0          6   Yes               3/11/2017    N/A
                     157            29            0          3   No                10/11/2009   3/11/2012
                     158             0            0          6   Yes               1/11/2012    N/A
                     161            76            0          3   No                10/11/2010   2/11/2017
                     164             0            0          6   Yes               1/11/2017    N/A
                     165             0            0          6   Yes               11/11/2026   N/A
                     166             0            0          6   Yes               8/11/2016    N/A
                     167             0            0          6   Yes               2/11/2012    N/A
                     168             0            0          6   Yes               4/11/2017    N/A
                     169             0            0          6   Yes               3/11/2017    N/A
                     171             0            0          6   Yes               3/11/2017    N/A
                     172            79            0          3   No                10/11/2010   5/11/2017
                     173             0            0          6   Yes               2/11/2017    N/A
                     174            79            0          3   No                10/11/2010   5/11/2017
                     175             0            0          6   Yes               2/11/2012    N/A
                     178             0            0          6   Yes               1/11/2017    N/A
                     179             0            0          3   Yes               5/11/2017    N/A
                     181             0            0          6   Yes               2/11/2017    N/A
                     182            75            0          3   No                10/11/2010   1/11/2017
                     184             0            0          6   Yes               2/11/2017    N/A
                     185             0            0          6   Yes               12/11/2016   N/A
                     186             0            0          6   Yes               2/11/2017    N/A
                     188             0            0          6   Yes               3/11/2017    N/A

                     190             0            0          6   Yes               3/11/2017    N/A
                     193             0            0          6   Yes               3/11/2017    N/A
                     195             0            0          6   Yes               12/11/2016   N/A
                     197             0            0          6   Yes               2/11/2017    N/A
                     199             0            0          6   Yes               3/11/2017    N/A
                     200             0            0          6   Yes               3/11/2017    N/A


                     201             0            0          6   Yes               1/11/2017    N/A
                     206             0            0          6   Yes               3/11/2017    N/A
                     208             0            0          6   Yes               1/11/2014    N/A
                     209             0            0          6   Yes               1/11/2017    N/A
                     210             0            0          6   Yes               5/11/2016    N/A
                     211             0            0          6   Yes               1/11/2017    N/A

Total/Weighted Average:

                           Prepayment
                           Premium      Yield                           Utilities
                           Expiration   Maintenance   Administration    Multifamily Tenant         Multifamily
#                          Date         Spread        Fees              Pays                       Elevators
------------------------   ----------   -----------   --------------    ------------------------   -----------
                       1   N/A          T-Flat               0.02108%
                     1.1                                                N/A                        N/A
                     1.2                                                N/A                        N/A
                       2   N/A          N/A                  0.02108%   N/A                        N/A
                       3   N/A          T-Flat               0.02108%   N/A                        N/A
                       4   N/A          T-Flat               0.02108%   N/A                        N/A
                       5   N/A          T-Flat               0.02108%   Electric/Sewer/Gas/Water             2
                       6   N/A          N/A                  0.02108%
                     6.1                                                Electric                             0
                     6.2                                                Electric                             0
                     6.3                                                Electric/Gas                         0
                     6.4                                                Electric/Water/Sewer                 0
                     6.5                                                Electric                             0
                       7   N/A          T-Flat               0.02108%   N/A                        N/A
                       8   N/A          N/A                  0.02108%   N/A                        N/A


                       9   N/A          T+75                 0.02108%
                     9.1                                                Electric/Gas                         2
                     9.2                                                Electric/Gas                         1
                     9.3                                                Electric/Gas                         0
                     9.4                                                Electric                             1
                      10   N/A          N/A                  0.02108%
                    10.1                                                Electric                             0
                    10.2                                                Electric                             0
                      11   N/A          N/A                  0.02108%   N/A                        N/A
                      13   N/A          N/A                  0.03358%   N/A                        N/A
                      14   N/A          T-Flat               0.02108%   N/A                        N/A
                      15   N/A          N/A                  0.03358%   N/A                        N/A
                      17   N/A          N/A                  0.02108%   N/A                        N/A
                      18   N/A          N/A                  0.03358%

                    18.1                                                N/A                        N/A
                    18.2                                                N/A                        N/A
                    18.3                                                N/A                        N/A
                    18.4                                                N/A                        N/A
                    18.5                                                N/A                        N/A
                    18.6                                                N/A                        N/A
                    18.7                                                N/A                        N/A
                      19   N/A          N/A                  0.02108%   Electric/Water                       0
                      20   N/A          N/A                  0.02108%   N/A                        N/A
                      21   N/A          N/A                  0.02108%
                    21.1                                                N/A                        N/A
                    21.2                                                N/A                        N/A
                      23   N/A          N/A                  0.03358%   Electric/Gas/Water/Sewer             0






                      25   N/A          N/A                  0.03358%   N/A                        N/A
                      26   N/A          N/A                  0.03358%   N/A                        N/A
                      27   N/A          N/A                  0.02108%   N/A                        N/A
                      28   N/A          N/A                  0.03358%   N/A                        N/A
                      30   N/A          N/A                  0.03358%   Electric/Gas/Water/Sewer             0
                      31   N/A          N/A                  0.02108%   N/A                        N/A
                      32   N/A          N/A                  0.03358%   N/A                        N/A
                      33   N/A          N/A                  0.02108%   N/A                        N/A

                      34   N/A          N/A                  0.03358%   N/A                        N/A
                      35   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0
                      36   N/A          N/A                  0.03358%   N/A                        N/A







                      37   N/A          N/A                  0.03358%   N/A                        N/A







                      38   N/A          N/A                  0.03358%   N/A                        N/A







                      39   N/A          N/A                  0.02108%   Electric                             0
                      40   N/A          N/A                  0.02108%   Electric/Gas/Water/Sewer             0
                      41   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0











                      42   N/A          N/A                  0.02108%   N/A                        N/A




                      45   N/A          N/A                  0.02108%   None                                 0










                      46   N/A          T-Flat               0.02108%   N/A                        N/A
                      48   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0









                      49   N/A          N/A                  0.02108%   Electric                             0
                      50   N/A          N/A                  0.02108%   Electric                             0
                      52   N/A          N/A                  0.03358%   N/A                        N/A
                      56   N/A          N/A                  0.03108%   N/A                        N/A
                      58   N/A          N/A                  0.02108%   N/A                        N/A
                      59   N/A          N/A                  0.02108%   N/A                        N/A
                      60   N/A          N/A                  0.02108%   N/A                        N/A
                      61   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0
                      62   N/A          N/A                  0.03108%   N/A                        N/A
                      63   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0
                      64   N/A          T-Flat               0.02108%   Electric/Water/Sewer                 0

                      65   N/A          N/A                  0.02108%   Electric/Gas                         0
                      67   N/A          N/A                  0.07108%   N/A                        N/A
                      68   N/A          N/A                  0.06108%   N/A                        N/A
                      69   N/A          N/A                  0.02108%   N/A                        N/A
                      71   N/A          N/A                  0.02108%   N/A                        N/A
                      72   N/A          N/A                  0.02108%   N/A                        N/A
                      73   N/A          N/A                  0.02108%   Electric/Gas/Water/Sewer             0
                      74   N/A          N/A                  0.02108%   N/A                        N/A
                      76   N/A          N/A                  0.02108%
                    76.1                                                N/A                        N/A
                    76.2                                                N/A                        N/A
                      78   N/A          N/A                  0.02108%
                    78.1                                                N/A                        N/A
                    78.2                                                N/A                        N/A
                    78.3                                                N/A                        N/A
                    78.4                                                N/A                        N/A
                      79   N/A          N/A                  0.02108%   N/A                        N/A
                      80   N/A          N/A                  0.02108%   N/A                        N/A
                      82   N/A          N/A                  0.02108%   N/A                        N/A
                      83   N/A          N/A                  0.02108%   N/A                        N/A
                      84   N/A          T-Flat               0.03358%   N/A                        N/A
                      86   N/A          N/A                  0.06108%   N/A                        N/A
                      87   N/A          N/A                  0.02108%   N/A                        N/A
                      88   N/A          T-Flat               0.03358%   N/A                        N/A
                      90   N/A          T-Flat               0.06108%   N/A                        N/A
                      91   N/A          T-Flat               0.03358%   N/A                        N/A
                      92   N/A          N/A                  0.02108%   N/A                        N/A
                      93   N/A          N/A                  0.03108%   N/A                        N/A
                      94   N/A          N/A                  0.05108%
                    94.1                                                Electric/Gas/Water                   0
                    94.2                                                Electric/Gas/Water/Sewer             0
                    94.3                                                Electric/Gas/Water/Sewer             0
                    94.4                                                Electric/Gas                         0
                    94.5                                                Electric/Gas                         0
                      95   N/A          T-Flat               0.02108%   N/A                        N/A
                      96   N/A          T-Flat               0.02108%   N/A                        N/A
                      98   N/A          N/A                  0.02108%   N/A                        N/A
                     101   N/A          N/A                  0.02108%   N/A                        N/A
                     102   N/A          N/A                  0.03108%   Electric                             1
                     103   N/A          N/A                  0.02108%   N/A                        N/A
                     105   N/A          N/A                  0.02108%   N/A                        N/A
                     106   N/A          N/A                  0.02108%   N/A                        N/A
                     107   N/A          N/A                  0.02108%   N/A                        N/A




                     108   N/A          N/A                  0.02108%   N/A                        N/A
                     109   N/A          N/A                  0.02108%   N/A                        N/A
                     110   N/A          N/A                  0.02108%   N/A                        N/A
                     112   N/A          N/A                  0.02108%   N/A                        N/A
                     113   N/A          T-Flat               0.03358%   N/A                        N/A
                     114   N/A          N/A                  0.02108%   N/A                        N/A
                     115   N/A          T-Flat               0.02108%
                   115.1                                                N/A                        N/A
                   115.2                                                N/A                        N/A
                     116   N/A          N/A                  0.09108%   N/A                        N/A
                     117   N/A          N/A                  0.02108%   N/A                        N/A
                     118   N/A          N/A                  0.03358%   Electric/Water                       0
                     119   N/A          N/A                  0.03358%   N/A                        N/A
                     120   N/A          N/A                  0.02108%   N/A                        N/A
                     121   N/A          N/A                  0.02108%
                   121.1                                                Electric/Water                       0
                   121.2                                                Electric/Water/Sewer                 0
                     122   N/A          N/A                  0.02108%   N/A                        N/A
                     123   N/A          N/A                  0.02108%   N/A                        N/A
                     124   N/A          N/A                  0.02108%   N/A                        N/A
                     126   N/A          N/A                  0.02108%   N/A                        N/A
                     129   N/A          N/A                  0.02108%   N/A                        N/A
                     130   N/A          N/A                  0.08108%   N/A                        N/A
                     131   N/A          N/A                  0.02108%   Electric                             1
                     132   N/A          N/A                  0.02108%   N/A                        N/A
                     133   N/A          N/A                  0.02108%   N/A                        N/A

                     134   N/A          N/A                  0.02108%   N/A                        N/A


                     136   N/A          N/A                  0.02108%   N/A                        N/A
                     139   N/A          N/A                  0.02108%   N/A                        N/A
                     140   N/A          T-Flat               0.02108%
                   140.1                                                N/A                        N/A
                   140.2                                                N/A                        N/A
                     141   N/A          N/A                  0.02108%   N/A                        N/A
                     142   N/A          N/A                  0.03358%


                   142.1                                                N/A                        N/A
                   142.2                                                N/A                        N/A
                     143   N/A          N/A                  0.03358%   N/A                        N/A
                     145   N/A          N/A                  0.02108%   N/A                        N/A
                     147   N/A          N/A                  0.02108%   N/A                        N/A
                     148   N/A          T-Flat               0.02108%   N/A                        N/A
                     149   N/A          N/A                  0.02108%   N/A                        N/A
                     150   N/A          N/A                  0.02108%   N/A                                  0
                     154   N/A          T-Flat               0.03358%   N/A                        N/A
                     155   N/A          N/A                  0.02108%   N/A                        N/A
                     157   N/A          T-Flat               0.02108%   N/A                        N/A
                     158   N/A          N/A                  0.02108%   N/A                        N/A
                     161   N/A          T-Flat               0.02108%   N/A                        N/A
                     164   N/A          N/A                  0.02108%   N/A                        N/A
                     165   N/A          N/A                  0.06108%   N/A                        N/A
                     166   N/A          N/A                  0.02108%   Electric/Water/Sewer                 0
                     167   N/A          N/A                  0.02108%   N/A                        N/A
                     168   N/A          N/A                  0.02108%   Electric                             0
                     169   N/A          N/A                  0.02108%   N/A                        N/A
                     171   N/A          N/A                  0.02108%   N/A                        N/A
                     172   N/A          T-Flat               0.11108%   Electric                             0
                     173   N/A          N/A                  0.02108%   N/A                        N/A
                     174   N/A          T-Flat               0.02108%   Electric                             0
                     175   N/A          N/A                  0.02108%   N/A                        N/A
                     178   N/A          N/A                  0.02108%   N/A                        N/A
                     179   N/A          N/A                  0.03358%   N/A                        N/A
                     181   N/A          N/A                  0.02108%   N/A                        N/A
                     182   N/A          T-Flat               0.02108%   N/A                        N/A
                     184   N/A          N/A                  0.02108%   N/A                        N/A
                     185   N/A          N/A                  0.02108%   N/A                        N/A
                     186   N/A          N/A                  0.02108%   N/A                        N/A
                     188   N/A          N/A                  0.02108%   N/A                        N/A

                     190   N/A          N/A                  0.02108%   N/A                        N/A
                     193   N/A          N/A                  0.02108%   Electric                             0
                     195   N/A          N/A                  0.02108%   N/A                        N/A
                     197   N/A          N/A                  0.02108%   Electric                             0
                     199   N/A          N/A                  0.02108%   N/A                        N/A
                     200   N/A          N/A                  0.02108%   N/A                        N/A


                     201   N/A          N/A                  0.02108%   N/A                        N/A
                     206   N/A          N/A                  0.02108%   N/A                        N/A
                     208   N/A          N/A                  0.02108%   N/A                        N/A
                     209   N/A          N/A                  0.02108%   N/A                        N/A
                     210   N/A          N/A                  0.02108%   N/A                        N/A
                     211   N/A          N/A                  0.02108%   N/A                        N/A

Total/Weighted Average:

                           Subject   Subject     Subject     Subject   Subject     Subject     Subject   Subject
                           Studio    Studio      Studio      1 BR      1 BR        1 BR        2 BR      2 BR
#                          Units     Avg. Rent   Max. Rent   Units     Avg. Rent   Max. Rent   Units     Avg. Rent
------------------------   -------   ---------   ---------   -------   ---------   ---------   -------   ---------
                       1
                     1.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     1.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                       2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                       3   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                       4   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                       5        51      $1,690      $2,800        97      $2,226      $3,900        30      $3,697
                       6
                     6.1   N/A       N/A         N/A             296        $727        $890       152        $880
                     6.2   N/A       N/A         N/A         N/A       N/A         N/A             116      $1,197
                     6.3   N/A       N/A         N/A             168        $512        $571       108        $672
                     6.4   N/A       N/A         N/A              40        $613        $630        88        $663
                     6.5   N/A       N/A         N/A              73        $483        $512        72        $572
                       7   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                       8   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A


                       9
                     9.1         2        $535        $681        22        $751      $1,000        10        $756
                     9.2         1        $740        $740   N/A       N/A         N/A              26        $683
                     9.3         2        $709        $720         9        $730        $864        36        $702
                     9.4   N/A       N/A         N/A         N/A       N/A         N/A               1        $701
                      10
                    10.1        48        $600        $625        96        $694        $770        88        $826
                    10.2   N/A       N/A         N/A             144        $658        $850        72        $779
                      11   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      13   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      14   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      15   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      17   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      18

                    18.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.3   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.4   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.5   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.6   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    18.7   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      19       158        $486        $559       528        $532        $679        92        $742
                      20   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      21
                    21.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    21.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      23   N/A       N/A         N/A             162        $694        $830        84        $859






                      25   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      26   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      27   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      28   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      30   N/A       N/A         N/A             120        $689        $855        72        $917
                      31   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      32   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      33   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A

                      34   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      35   N/A       N/A         N/A             216        $546        $730       126        $698
                      36   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A







                      37   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A







                      38   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A







                      39   N/A       N/A         N/A             156        $470        $525       156        $563
                      40   N/A       N/A         N/A             230        $608        $750        67        $857
                      41        48        $446        $454       112        $547        $555       148        $708











                      42   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A




                      45   N/A       N/A         N/A              86        $493        $560       140        $645










                      46   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      48   N/A       N/A         N/A              76        $518        $595        97        $646









                      49   N/A       N/A         N/A             116        $525        $590        80        $651
                      50   N/A       N/A         N/A             144        $432        $475        80        $544
                      52   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      56   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      58   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      59   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      60   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      61   N/A       N/A         N/A             128        $499        $528        72        $644
                      62   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      63   N/A       N/A         N/A              22        $725        $778       100        $849
                      64         8        $584        $620        27        $634        $655        91        $681

                      65   N/A       N/A         N/A              42        $573        $875        28        $784
                      67   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      68   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      69   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      71   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      72   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      73   N/A       N/A         N/A         N/A       N/A         N/A             316        $506
                      74   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      76
                    76.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    76.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      78
                    78.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    78.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    78.3   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                    78.4   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      79   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      80   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      82   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      83   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      84   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      86   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      87   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      88   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      90   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      91   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      92   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      93   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      94
                    94.1   N/A       N/A         N/A               4        $877        $952         8      $1,271
                    94.2   N/A       N/A         N/A               4        $933        $955         8      $1,247
                    94.3   N/A       N/A         N/A               5        $921      $1,050         4      $1,203
                    94.4   N/A       N/A         N/A               4        $971      $1,150         4      $1,233
                    94.5   N/A       N/A         N/A               2        $945        $950         6      $1,207
                      95   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      96   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                      98   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     101   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     102        24        $543        $575        25        $671        $745        16        $872
                     103   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     105   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     106   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     107   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A




                     108   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     109   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     110   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     112   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     113   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     114   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     115
                   115.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                   115.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     116   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     117   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     118   N/A       N/A         N/A             118        $413        $500        52        $585
                     119   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     120   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     121
                   121.1   N/A       N/A         N/A         N/A       N/A         N/A              12        $943
                   121.2   N/A       N/A         N/A         N/A       N/A         N/A              13        $956
                     122   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     123   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     124   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     126   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     129   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     130   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     131         5      $1,024      $1,300         4        $880        $925         7        $971
                     132   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     133   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A

                     134   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A


                     136   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     139   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     140
                   140.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                   140.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     141   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     142


                   142.1   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                   142.2   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     143   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     145   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     147   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     148   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     149   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     150         5        $656        $700         3        $800      $1,000         1      $1,000
                     154   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     155   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     157   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     158   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     161   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     164   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     165   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     166   N/A       N/A         N/A              36        $480        $588        12        $695
                     167   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     168   N/A       N/A         N/A              20        $791      $1,100         6      $1,150
                     169   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     171   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     172         8        $440        $455        60        $544      $1,145        12        $694
                     173   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     174   N/A       N/A         N/A               5      $1,750      $1,800   N/A       N/A
                     175   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     178   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     179   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     181   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     182   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     184   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     185   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     186   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     188   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A

                     190   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     193   N/A       N/A         N/A              56        $374        $410   N/A       N/A
                     195   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     197        12        $371        $500         2        $400        $425        16        $488
                     199   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     200   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A


                     201   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     206   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     208   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     209   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     210   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A
                     211   N/A       N/A         N/A         N/A       N/A         N/A         N/A       N/A

Total/Weighted Average:

                           Subject     Subject   Subject     Subject     Subject   Subject     Subject     Subject
                           2 BR        3 BR      3 BR        3 BR        4 BR      4 BR        4 BR        5 BR
#                          Max. Rent   Units     Avg. Rent   Max. Rent   Units     Avg. Rent   Max. Rent   Units
------------------------   ---------   -------   ---------   ---------   -------   ---------   ---------   -------
                       1
                     1.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     1.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       3   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       4   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       5      $6,500         1      $6,000      $6,000   N/A       N/A         N/A         N/A
                       6
                     6.1        $950   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     6.2      $1,342        72      $1,378      $1,577   N/A       N/A         N/A         N/A
                     6.3        $750   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     6.4        $685        24        $794        $845   N/A       N/A         N/A         N/A
                     6.5        $594   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       7   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                       8   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A


                       9
                     9.1      $1,186        45        $892      $1,502   N/A       N/A         N/A         N/A
                     9.2      $1,157        29        $852      $1,488   N/A       N/A         N/A         N/A
                     9.3      $1,114         4        $682        $733         3        $824        $926   N/A
                     9.4        $701         1   N/A         N/A              23      $1,004      $1,588   N/A
                      10
                    10.1        $975   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    10.2        $875   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      11   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      13   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      14   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      15   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      17   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      18

                    18.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.3   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.4   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.5   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.6   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    18.7   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      19        $819         5        $937      $1,100   N/A       N/A         N/A         N/A
                      20   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      21
                    21.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    21.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      23      $1,000   N/A       N/A         N/A         N/A       N/A         N/A         N/A






                      25   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      26   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      27   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      28   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      30      $1,095   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      31   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      32   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      33   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A

                      34   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      35        $730         8        $876        $880   N/A       N/A         N/A         N/A
                      36   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A







                      37   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A







                      38   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A







                      39        $750   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      40        $875   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      41      $1,465   N/A       N/A         N/A         N/A       N/A         N/A         N/A











                      42   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A




                      45        $800   N/A       N/A         N/A         N/A       N/A         N/A         N/A










                      46   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      48        $730        19        $785        $805   N/A       N/A         N/A         N/A









                      49        $700        32        $713        $730   N/A       N/A         N/A         N/A
                      50        $585        12        $750        $775   N/A       N/A         N/A         N/A
                      52   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      56   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      58   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      59   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      60   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      61        $667   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      62   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      63      $1,025   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      64        $745         8        $909        $945   N/A       N/A         N/A         N/A

                      65        $850        22      $1,061      $1,275         1      $1,752      $1,752   N/A
                      67   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      68   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      69   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      71   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      72   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      73        $914   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      74   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      76
                    76.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    76.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      78
                    78.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    78.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    78.3   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    78.4   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      79   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      80   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      82   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      83   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      84   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      86   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      87   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      88   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      90   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      91   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      92   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      93   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      94
                    94.1      $1,484   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    94.2      $1,400   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    94.3      $1,365   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    94.4      $1,350   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                    94.5      $1,348   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      95   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      96   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                      98   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     101   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     102        $950   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     103   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     105   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     106   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     107   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A




                     108   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     109   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     110   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     112   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     113   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     114   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     115
                   115.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                   115.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     116   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     117   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     118        $685         6        $737        $800   N/A       N/A         N/A         N/A
                     119   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     120   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     121
                   121.1      $1,010         9      $1,009      $1,050   N/A       N/A         N/A         N/A
                   121.2      $1,000   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     122   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     123   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     124   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     126   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     129   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     130   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     131      $1,100   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     132   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     133   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A

                     134   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A


                     136   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     139   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     140
                   140.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                   140.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     141   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     142


                   142.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                   142.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     143   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     145   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     147   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     148   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     149   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     150      $1,000   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     154   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     155   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     157   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     158   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     161   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     164   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     165   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     166        $758        12        $796        $851   N/A       N/A         N/A         N/A
                     167   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     168      $1,300         2      $1,500      $1,500   N/A       N/A         N/A         N/A
                     169   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     171   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     172        $875   N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     173   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     174   N/A               1      $4,700      $4,700   N/A       N/A         N/A         N/A
                     175   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     178   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     179   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     181   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     182   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     184   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     185   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     186   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     188   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A

                     190   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     193   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     195   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     197        $500        11        $598        $750   N/A       N/A         N/A         N/A
                     199   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     200   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A


                     201   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     206   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     208   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     209   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     210   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A
                     211   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A

Total/Weighted Average:

                           Subject     Subject
                           5BR         5 BR        Co-op Appraised   Co-op LTV      Co-op Appraised
#                          Avg. Rent   Max. Rent   Value as Co-op    as Co-op (1)   Value as Rental
------------------------   ---------   ---------   ---------------   ------------   ---------------
                       1                           N/A               N/A            N/A
                     1.1   N/A         N/A         N/A               N/A            N/A
                     1.2   N/A         N/A         N/A               N/A            N/A
                       2   N/A         N/A         N/A               N/A            N/A
                       3   N/A         N/A         N/A               N/A            N/A
                       4   N/A         N/A         N/A               N/A            N/A
                       5   N/A         N/A         N/A               N/A            N/A
                       6                           N/A               N/A            N/A
                     6.1   N/A         N/A         N/A               N/A            N/A
                     6.2   N/A         N/A         N/A               N/A            N/A
                     6.3   N/A         N/A         N/A               N/A            N/A
                     6.4   N/A         N/A         N/A               N/A            N/A
                     6.5   N/A         N/A         N/A               N/A            N/A
                       7   N/A         N/A         N/A               N/A            N/A
                       8   N/A         N/A         N/A               N/A            N/A


                       9                           N/A               N/A            N/A
                     9.1   N/A         N/A         N/A               N/A            N/A
                     9.2   N/A         N/A         N/A               N/A            N/A
                     9.3   N/A         N/A         N/A               N/A            N/A
                     9.4   N/A         N/A         N/A               N/A            N/A
                      10                           N/A               N/A            N/A
                    10.1   N/A         N/A         N/A               N/A            N/A
                    10.2   N/A         N/A         N/A               N/A            N/A
                      11   N/A         N/A         N/A               N/A            N/A
                      13   N/A         N/A         N/A               N/A            N/A
                      14   N/A         N/A         N/A               N/A            N/A
                      15   N/A         N/A         N/A               N/A            N/A
                      17   N/A         N/A         N/A               N/A            N/A
                      18                           N/A               N/A            N/A

                    18.1   N/A         N/A         N/A               N/A            N/A
                    18.2   N/A         N/A         N/A               N/A            N/A
                    18.3   N/A         N/A         N/A               N/A            N/A
                    18.4   N/A         N/A         N/A               N/A            N/A
                    18.5   N/A         N/A         N/A               N/A            N/A
                    18.6   N/A         N/A         N/A               N/A            N/A
                    18.7   N/A         N/A         N/A               N/A            N/A
                      19   N/A         N/A         N/A               N/A            N/A
                      20   N/A         N/A         N/A               N/A            N/A
                      21                           N/A               N/A            N/A
                    21.1   N/A         N/A         N/A               N/A            N/A
                    21.2   N/A         N/A         N/A               N/A            N/A
                      23   N/A         N/A         N/A               N/A            N/A






                      25   N/A         N/A         N/A               N/A            N/A
                      26   N/A         N/A         N/A               N/A            N/A
                      27   N/A         N/A         N/A               N/A            N/A
                      28   N/A         N/A         N/A               N/A            N/A
                      30   N/A         N/A         N/A               N/A            N/A
                      31   N/A         N/A         N/A               N/A            N/A
                      32   N/A         N/A         N/A               N/A            N/A
                      33   N/A         N/A         N/A               N/A            N/A

                      34   N/A         N/A         N/A               N/A            N/A
                      35   N/A         N/A         N/A               N/A            N/A
                      36   N/A         N/A         N/A               N/A            N/A







                      37   N/A         N/A         N/A               N/A            N/A







                      38   N/A         N/A         N/A               N/A            N/A







                      39   N/A         N/A         N/A               N/A            N/A
                      40   N/A         N/A         N/A               N/A            N/A
                      41   N/A         N/A         N/A               N/A            N/A











                      42   N/A         N/A         N/A               N/A            N/A




                      45   N/A         N/A         N/A               N/A            N/A










                      46   N/A         N/A         N/A               N/A            N/A
                      48   N/A         N/A         N/A               N/A            N/A









                      49   N/A         N/A         N/A               N/A            N/A
                      50   N/A         N/A         N/A               N/A            N/A
                      52   N/A         N/A         N/A               N/A            N/A
                      56   N/A         N/A         N/A               N/A            N/A
                      58   N/A         N/A         N/A               N/A            N/A
                      59   N/A         N/A         N/A               N/A            N/A
                      60   N/A         N/A         N/A               N/A            N/A
                      61   N/A         N/A         N/A               N/A            N/A
                      62   N/A         N/A         N/A               N/A            N/A
                      63   N/A         N/A         N/A               N/A            N/A
                      64   N/A         N/A         N/A               N/A            N/A

                      65   N/A         N/A         N/A               N/A            N/A
                      67   N/A         N/A         N/A               N/A            N/A
                      68   N/A         N/A         N/A               N/A            N/A
                      69   N/A         N/A         N/A               N/A            N/A
                      71   N/A         N/A         N/A               N/A            N/A
                      72   N/A         N/A         N/A               N/A            N/A
                      73   N/A         N/A         N/A               N/A            N/A
                      74   N/A         N/A         N/A               N/A            N/A
                      76                           N/A               N/A            N/A
                    76.1   N/A         N/A         N/A               N/A            N/A
                    76.2   N/A         N/A         N/A               N/A            N/A
                      78                           N/A               N/A            N/A
                    78.1   N/A         N/A         N/A               N/A            N/A
                    78.2   N/A         N/A         N/A               N/A            N/A
                    78.3   N/A         N/A         N/A               N/A            N/A
                    78.4   N/A         N/A         N/A               N/A            N/A
                      79   N/A         N/A         N/A               N/A            N/A
                      80   N/A         N/A         N/A               N/A            N/A
                      82   N/A         N/A         N/A               N/A            N/A
                      83   N/A         N/A         N/A               N/A            N/A
                      84   N/A         N/A         N/A               N/A            N/A
                      86   N/A         N/A         N/A               N/A            N/A
                      87   N/A         N/A         N/A               N/A            N/A
                      88   N/A         N/A         N/A               N/A            N/A
                      90   N/A         N/A         N/A               N/A            N/A
                      91   N/A         N/A         N/A               N/A            N/A
                      92   N/A         N/A         N/A               N/A            N/A
                      93   N/A         N/A         N/A               N/A            N/A
                      94                           N/A               N/A            N/A
                    94.1   N/A         N/A         N/A               N/A            N/A
                    94.2   N/A         N/A         N/A               N/A            N/A
                    94.3   N/A         N/A         N/A               N/A            N/A
                    94.4   N/A         N/A         N/A               N/A            N/A
                    94.5   N/A         N/A         N/A               N/A            N/A
                      95   N/A         N/A         N/A               N/A            N/A
                      96   N/A         N/A         N/A               N/A            N/A
                      98   N/A         N/A         N/A               N/A            N/A
                     101   N/A         N/A         N/A               N/A            N/A
                     102   N/A         N/A         N/A               N/A            N/A
                     103   N/A         N/A         N/A               N/A            N/A
                     105   N/A         N/A         N/A               N/A            N/A
                     106   N/A         N/A         N/A               N/A            N/A
                     107   N/A         N/A         N/A               N/A            N/A




                     108   N/A         N/A         N/A               N/A            N/A
                     109   N/A         N/A         N/A               N/A            N/A
                     110   N/A         N/A         N/A               N/A            N/A
                     112   N/A         N/A         N/A               N/A            N/A
                     113   N/A         N/A         N/A               N/A            N/A
                     114   N/A         N/A         N/A               N/A            N/A
                     115                           N/A               N/A            N/A
                   115.1   N/A         N/A         N/A               N/A            N/A
                   115.2   N/A         N/A         N/A               N/A            N/A
                     116   N/A         N/A         N/A               N/A            N/A
                     117   N/A         N/A         N/A               N/A            N/A
                     118   N/A         N/A         N/A               N/A            N/A
                     119   N/A         N/A         N/A               N/A            N/A
                     120   N/A         N/A         N/A               N/A            N/A
                     121                           N/A               N/A            N/A
                   121.1   N/A         N/A         N/A               N/A            N/A
                   121.2   N/A         N/A         N/A               N/A            N/A
                     122   N/A         N/A         N/A               N/A            N/A
                     123   N/A         N/A         N/A               N/A            N/A
                     124   N/A         N/A         N/A               N/A            N/A
                     126   N/A         N/A         N/A               N/A            N/A
                     129   N/A         N/A         N/A               N/A            N/A
                     130   N/A         N/A         N/A               N/A            N/A
                     131   N/A         N/A         N/A               N/A            N/A
                     132   N/A         N/A         N/A               N/A            N/A
                     133   N/A         N/A         N/A               N/A            N/A

                     134   N/A         N/A         N/A               N/A            N/A


                     136   N/A         N/A         N/A               N/A            N/A
                     139   N/A         N/A         N/A               N/A            N/A
                     140                           N/A               N/A            N/A
                   140.1   N/A         N/A         N/A               N/A            N/A
                   140.2   N/A         N/A         N/A               N/A            N/A
                     141   N/A         N/A         N/A               N/A            N/A
                     142                           N/A               N/A            N/A


                   142.1   N/A         N/A         N/A               N/A            N/A
                   142.2   N/A         N/A         N/A               N/A            N/A
                     143   N/A         N/A         N/A               N/A            N/A
                     145   N/A         N/A         N/A               N/A            N/A
                     147   N/A         N/A         N/A               N/A            N/A
                     148   N/A         N/A         N/A               N/A            N/A
                     149   N/A         N/A         N/A               N/A            N/A
                     150   N/A         N/A         N/A               N/A            N/A
                     154   N/A         N/A         N/A               N/A            N/A
                     155   N/A         N/A         N/A               N/A            N/A
                     157   N/A         N/A         N/A               N/A            N/A
                     158   N/A         N/A         N/A               N/A            N/A
                     161   N/A         N/A         N/A               N/A            N/A
                     164   N/A         N/A         N/A               N/A            N/A
                     165   N/A         N/A         N/A               N/A            N/A
                     166   N/A         N/A         N/A               N/A            N/A
                     167   N/A         N/A         N/A               N/A            N/A
                     168   N/A         N/A         N/A               N/A            N/A
                     169   N/A         N/A         N/A               N/A            N/A
                     171   N/A         N/A         N/A               N/A            N/A
                     172   N/A         N/A         N/A               N/A            N/A
                     173   N/A         N/A         N/A               N/A            N/A
                     174   N/A         N/A         N/A               N/A            N/A
                     175   N/A         N/A         N/A               N/A            N/A
                     178   N/A         N/A         N/A               N/A            N/A
                     179   N/A         N/A         N/A               N/A            N/A
                     181   N/A         N/A         N/A               N/A            N/A
                     182   N/A         N/A         N/A               N/A            N/A
                     184   N/A         N/A         N/A               N/A            N/A
                     185   N/A         N/A         N/A               N/A            N/A
                     186   N/A         N/A         N/A               N/A            N/A
                     188   N/A         N/A         N/A               N/A            N/A

                     190   N/A         N/A         N/A               N/A            N/A
                     193   N/A         N/A         N/A               N/A            N/A
                     195   N/A         N/A         N/A               N/A            N/A
                     197   N/A         N/A         N/A               N/A            N/A
                     199   N/A         N/A         N/A               N/A            N/A
                     200   N/A         N/A         N/A               N/A            N/A


                     201   N/A         N/A         N/A               N/A            N/A
                     206   N/A         N/A         N/A               N/A            N/A
                     208   N/A         N/A         N/A               N/A            N/A
                     209   N/A         N/A         N/A               N/A            N/A
                     210   N/A         N/A         N/A               N/A            N/A
                     211   N/A         N/A         N/A               N/A            N/A

Total/Weighted Average:

                           Co-op LTV       Sponsor   Sponsor   Sponsor        Investor   Investor   Investor
#                          as Rental (1)   Units     Percent   Carry Amount   Units      Percent    Carry Amount
------------------------   -------------   -------   -------   ------------   --------   --------   ------------
                       1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     1.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     1.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       5   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       6   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     6.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     6.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     6.3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     6.4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     6.5   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       7   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                       8   N/A             N/A       N/A       N/A            N/A        N/A        N/A


                       9   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     9.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     9.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     9.3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     9.4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      10   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    10.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    10.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      11   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      13   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      14   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      15   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      17   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      18   N/A             N/A       N/A       N/A            N/A        N/A        N/A

                    18.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.5   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.6   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    18.7   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      19   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      20   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      21   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    21.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    21.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      23   N/A             N/A       N/A       N/A            N/A        N/A        N/A






                      25   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      26   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      27   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      28   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      30   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      31   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      32   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      33   N/A             N/A       N/A       N/A            N/A        N/A        N/A

                      34   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      35   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      36   N/A             N/A       N/A       N/A            N/A        N/A        N/A







                      37   N/A             N/A       N/A       N/A            N/A        N/A        N/A







                      38   N/A             N/A       N/A       N/A            N/A        N/A        N/A







                      39   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      40   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      41   N/A             N/A       N/A       N/A            N/A        N/A        N/A











                      42   N/A             N/A       N/A       N/A            N/A        N/A        N/A




                      45   N/A             N/A       N/A       N/A            N/A        N/A        N/A










                      46   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      48   N/A             N/A       N/A       N/A            N/A        N/A        N/A









                      49   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      50   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      52   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      56   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      58   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      59   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      60   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      61   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      62   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      63   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      64   N/A             N/A       N/A       N/A            N/A        N/A        N/A

                      65   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      67   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      68   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      69   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      71   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      72   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      73   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      74   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      76   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    76.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    76.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      78   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    78.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    78.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    78.3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    78.4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      79   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      80   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      82   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      83   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      84   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      86   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      87   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      88   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      90   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      91   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      92   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      93   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      94   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    94.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    94.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    94.3   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    94.4   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                    94.5   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      95   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      96   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                      98   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     101   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     102   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     103   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     105   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     106   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     107   N/A             N/A       N/A       N/A            N/A        N/A        N/A




                     108   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     109   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     110   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     112   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     113   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     114   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     115   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   115.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   115.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     116   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     117   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     118   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     119   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     120   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     121   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   121.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   121.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     122   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     123   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     124   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     126   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     129   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     130   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     131   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     132   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     133   N/A             N/A       N/A       N/A            N/A        N/A        N/A

                     134   N/A             N/A       N/A       N/A            N/A        N/A        N/A


                     136   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     139   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     140   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   140.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   140.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     141   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     142   N/A             N/A       N/A       N/A            N/A        N/A        N/A


                   142.1   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                   142.2   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     143   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     145   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     147   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     148   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     149   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     150   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     154   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     155   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     157   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     158   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     161   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     164   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     165   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     166   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     167   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     168   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     169   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     171   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     172   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     173   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     174   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     175   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     178   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     179   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     181   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     182   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     184   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     185   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     186   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     188   N/A             N/A       N/A       N/A            N/A        N/A        N/A

                     190   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     193   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     195   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     197   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     199   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     200   N/A             N/A       N/A       N/A            N/A        N/A        N/A


                     201   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     206   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     208   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     209   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     210   N/A             N/A       N/A       N/A            N/A        N/A        N/A
                     211   N/A             N/A       N/A       N/A            N/A        N/A        N/A

Total/Weighted Average:

                           Co-op         Co-op           Co-op Commercial   Co-op
#                          Owned Units   Owned Percent   Square Footage     Conversion Date
------------------------   -----------   -------------   ----------------   ---------------
                       1   N/A           N/A             N/A                N/A
                     1.1   N/A           N/A             N/A                N/A
                     1.2   N/A           N/A             N/A                N/A
                       2   N/A           N/A             N/A                N/A
                       3   N/A           N/A             N/A                N/A
                       4   N/A           N/A             N/A                N/A
                       5   N/A           N/A             N/A                N/A
                       6   N/A           N/A             N/A                N/A
                     6.1   N/A           N/A             N/A                N/A
                     6.2   N/A           N/A             N/A                N/A
                     6.3   N/A           N/A             N/A                N/A
                     6.4   N/A           N/A             N/A                N/A
                     6.5   N/A           N/A             N/A                N/A
                       7   N/A           N/A             N/A                N/A
                       8   N/A           N/A             N/A                N/A


                       9   N/A           N/A             N/A                N/A
                     9.1   N/A           N/A             N/A                N/A
                     9.2   N/A           N/A             N/A                N/A
                     9.3   N/A           N/A             N/A                N/A
                     9.4   N/A           N/A             N/A                N/A
                      10   N/A           N/A             N/A                N/A
                    10.1   N/A           N/A             N/A                N/A
                    10.2   N/A           N/A             N/A                N/A
                      11   N/A           N/A             N/A                N/A
                      13   N/A           N/A             N/A                N/A
                      14   N/A           N/A             N/A                N/A
                      15   N/A           N/A             N/A                N/A
                      17   N/A           N/A             N/A                N/A
                      18   N/A           N/A             N/A                N/A

                    18.1   N/A           N/A             N/A                N/A
                    18.2   N/A           N/A             N/A                N/A
                    18.3   N/A           N/A             N/A                N/A
                    18.4   N/A           N/A             N/A                N/A
                    18.5   N/A           N/A             N/A                N/A
                    18.6   N/A           N/A             N/A                N/A
                    18.7   N/A           N/A             N/A                N/A
                      19   N/A           N/A             N/A                N/A
                      20   N/A           N/A             N/A                N/A
                      21   N/A           N/A             N/A                N/A
                    21.1   N/A           N/A             N/A                N/A
                    21.2   N/A           N/A             N/A                N/A
                      23   N/A           N/A             N/A                N/A






                      25   N/A           N/A             N/A                N/A
                      26   N/A           N/A             N/A                N/A
                      27   N/A           N/A             N/A                N/A
                      28   N/A           N/A             N/A                N/A
                      30   N/A           N/A             N/A                N/A
                      31   N/A           N/A             N/A                N/A
                      32   N/A           N/A             N/A                N/A
                      33   N/A           N/A             N/A                N/A

                      34   N/A           N/A             N/A                N/A
                      35   N/A           N/A             N/A                N/A
                      36   N/A           N/A             N/A                N/A







                      37   N/A           N/A             N/A                N/A







                      38   N/A           N/A             N/A                N/A







                      39   N/A           N/A             N/A                N/A
                      40   N/A           N/A             N/A                N/A
                      41   N/A           N/A             N/A                N/A











                      42   N/A           N/A             N/A                N/A




                      45   N/A           N/A             N/A                N/A










                      46   N/A           N/A             N/A                N/A
                      48   N/A           N/A             N/A                N/A









                      49   N/A           N/A             N/A                N/A
                      50   N/A           N/A             N/A                N/A
                      52   N/A           N/A             N/A                N/A
                      56   N/A           N/A             N/A                N/A
                      58   N/A           N/A             N/A                N/A
                      59   N/A           N/A             N/A                N/A
                      60   N/A           N/A             N/A                N/A
                      61   N/A           N/A             N/A                N/A
                      62   N/A           N/A             N/A                N/A
                      63   N/A           N/A             N/A                N/A
                      64   N/A           N/A             N/A                N/A

                      65   N/A           N/A             N/A                N/A
                      67   N/A           N/A             N/A                N/A
                      68   N/A           N/A             N/A                N/A
                      69   N/A           N/A             N/A                N/A
                      71   N/A           N/A             N/A                N/A
                      72   N/A           N/A             N/A                N/A
                      73   N/A           N/A             N/A                N/A
                      74   N/A           N/A             N/A                N/A
                      76   N/A           N/A             N/A                N/A
                    76.1   N/A           N/A             N/A                N/A
                    76.2   N/A           N/A             N/A                N/A
                      78   N/A           N/A             N/A                N/A
                    78.1   N/A           N/A             N/A                N/A
                    78.2   N/A           N/A             N/A                N/A
                    78.3   N/A           N/A             N/A                N/A
                    78.4   N/A           N/A             N/A                N/A
                      79   N/A           N/A             N/A                N/A
                      80   N/A           N/A             N/A                N/A
                      82   N/A           N/A             N/A                N/A
                      83   N/A           N/A             N/A                N/A
                      84   N/A           N/A             N/A                N/A
                      86   N/A           N/A             N/A                N/A
                      87   N/A           N/A             N/A                N/A
                      88   N/A           N/A             N/A                N/A
                      90   N/A           N/A             N/A                N/A
                      91   N/A           N/A             N/A                N/A
                      92   N/A           N/A             N/A                N/A
                      93   N/A           N/A             N/A                N/A
                      94   N/A           N/A             N/A                N/A
                    94.1   N/A           N/A             N/A                N/A
                    94.2   N/A           N/A             N/A                N/A
                    94.3   N/A           N/A             N/A                N/A
                    94.4   N/A           N/A             N/A                N/A
                    94.5   N/A           N/A             N/A                N/A
                      95   N/A           N/A             N/A                N/A
                      96   N/A           N/A             N/A                N/A
                      98   N/A           N/A             N/A                N/A
                     101   N/A           N/A             N/A                N/A
                     102   N/A           N/A             N/A                N/A
                     103   N/A           N/A             N/A                N/A
                     105   N/A           N/A             N/A                N/A
                     106   N/A           N/A             N/A                N/A
                     107   N/A           N/A             N/A                N/A




                     108   N/A           N/A             N/A                N/A
                     109   N/A           N/A             N/A                N/A
                     110   N/A           N/A             N/A                N/A
                     112   N/A           N/A             N/A                N/A
                     113   N/A           N/A             N/A                N/A
                     114   N/A           N/A             N/A                N/A
                     115   N/A           N/A             N/A                N/A
                   115.1   N/A           N/A             N/A                N/A
                   115.2   N/A           N/A             N/A                N/A
                     116   N/A           N/A             N/A                N/A
                     117   N/A           N/A             N/A                N/A
                     118   N/A           N/A             N/A                N/A
                     119   N/A           N/A             N/A                N/A
                     120   N/A           N/A             N/A                N/A
                     121   N/A           N/A             N/A                N/A
                   121.1   N/A           N/A             N/A                N/A
                   121.2   N/A           N/A             N/A                N/A
                     122   N/A           N/A             N/A                N/A
                     123   N/A           N/A             N/A                N/A
                     124   N/A           N/A             N/A                N/A
                     126   N/A           N/A             N/A                N/A
                     129   N/A           N/A             N/A                N/A
                     130   N/A           N/A             N/A                N/A
                     131   N/A           N/A             N/A                N/A
                     132   N/A           N/A             N/A                N/A
                     133   N/A           N/A             N/A                N/A

                     134   N/A           N/A             N/A                N/A


                     136   N/A           N/A             N/A                N/A
                     139   N/A           N/A             N/A                N/A
                     140   N/A           N/A             N/A                N/A
                   140.1   N/A           N/A             N/A                N/A
                   140.2   N/A           N/A             N/A                N/A
                     141   N/A           N/A             N/A                N/A
                     142   N/A           N/A             N/A                N/A


                   142.1   N/A           N/A             N/A                N/A
                   142.2   N/A           N/A             N/A                N/A
                     143   N/A           N/A             N/A                N/A
                     145   N/A           N/A             N/A                N/A
                     147   N/A           N/A             N/A                N/A
                     148   N/A           N/A             N/A                N/A
                     149   N/A           N/A             N/A                N/A
                     150   N/A           N/A             N/A                N/A
                     154   N/A           N/A             N/A                N/A
                     155   N/A           N/A             N/A                N/A
                     157   N/A           N/A             N/A                N/A
                     158   N/A           N/A             N/A                N/A
                     161   N/A           N/A             N/A                N/A
                     164   N/A           N/A             N/A                N/A
                     165   N/A           N/A             N/A                N/A
                     166   N/A           N/A             N/A                N/A
                     167   N/A           N/A             N/A                N/A
                     168   N/A           N/A             N/A                N/A
                     169   N/A           N/A             N/A                N/A
                     171   N/A           N/A             N/A                N/A
                     172   N/A           N/A             N/A                N/A
                     173   N/A           N/A             N/A                N/A
                     174   N/A           N/A             N/A                N/A
                     175   N/A           N/A             N/A                N/A
                     178   N/A           N/A             N/A                N/A
                     179   N/A           N/A             N/A                N/A
                     181   N/A           N/A             N/A                N/A
                     182   N/A           N/A             N/A                N/A
                     184   N/A           N/A             N/A                N/A
                     185   N/A           N/A             N/A                N/A
                     186   N/A           N/A             N/A                N/A
                     188   N/A           N/A             N/A                N/A

                     190   N/A           N/A             N/A                N/A
                     193   N/A           N/A             N/A                N/A
                     195   N/A           N/A             N/A                N/A
                     197   N/A           N/A             N/A                N/A
                     199   N/A           N/A             N/A                N/A
                     200   N/A           N/A             N/A                N/A


                     201   N/A           N/A             N/A                N/A
                     206   N/A           N/A             N/A                N/A
                     208   N/A           N/A             N/A                N/A
                     209   N/A           N/A             N/A                N/A
                     210   N/A           N/A             N/A                N/A
                     211   N/A           N/A             N/A                N/A

Total/Weighted Average:

                           Major                                               Major       Major
                           Tenant #1                                           Tenant #1   Tenant #1 Lease
#                          Name                                                Sq. Ft.     Expiration Date
------------------------   -------------------------------------------------   ---------   ---------------
                       1
                     1.1   N/A                                                 N/A         N/A
                     1.2   N/A                                                 N/A         N/A
                       2   Bisys                                                  45,194   12/31/2012
                       3   Regents of University of California                    54,201   11/30/2010
                       4   LA Fitness                                             60,013   1/31/2011
                       5   N/A                                                 N/A         N/A
                       6
                     6.1   N/A                                                 N/A         N/A
                     6.2   N/A                                                 N/A         N/A
                     6.3   N/A                                                 N/A         N/A
                     6.4   N/A                                                 N/A         N/A
                     6.5   N/A                                                 N/A         N/A
                       7   Kelsey- Seybold Clinic                                125,712   7/31/2020
                       8   A&P                                                    45,366   1/31/2019


                       9
                     9.1   N/A                                                 N/A         N/A
                     9.2   N/A                                                 N/A         N/A
                     9.3   N/A                                                 N/A         N/A
                     9.4   N/A                                                 N/A         N/A
                      10
                    10.1   N/A                                                 N/A         N/A
                    10.2   N/A                                                 N/A         N/A
                      11   Circuit City                                           32,995   3/31/2010
                      13   JC Penney                                              87,837   11/1/2011
                      14   NASD, Incorporated                                     17,421   3/3/2015
                      15   Stein Mart                                             37,177   11/6/2011
                      17   The McCarton Center                                    14,254   1/31/2022
                      18

                    18.1   IL Dept of Public Aid                                  89,056   12/31/2011
                    18.2   Illinois Office of Banks & Real Estate                 40,206   MTM
                    18.3   State of Illinois Department of Corrections           110,000   8/22/2010
                    18.4   IL Dept. of Public Aid                                 34,802   12/31/2011
                    18.5   Egizii Electric, Incorporated                          65,067   12/31/2016
                    18.6   IL Dept of Public Aid                                  20,448   2/29/2012
                    18.7   McLeod USA                                             10,000   11/30/2007
                      19   N/A                                                 N/A         N/A
                      20   N/A                                                 N/A         N/A
                      21
                    21.1   116 West 125th Street, LLC (BMS & Metro)                5,000   9/30/2016
                    21.2   Paramount Home Decorators, Inc.                        10,400   12/31/2025
                      23   N/A                                                 N/A         N/A






                      25   N/A                                                 N/A         N/A
                      26   Ace Hardware                                           14,782   11/1/2010
                      27   Blockbuster                                             4,240   12/31/13
                      28   AZZ Group                                              18,607   8/31/2012
                      30   N/A                                                 N/A         N/A
                      31   Martin's Inc. and Martin's Cranbrook Inc.              37,500   12/31/2027
                      32   Walgreens                                              14,370   10/31/2016
                      33   Toshiba America Consumer Products, L.L.C.             138,000   6/30/2017

                      34   Endforce                                               31,162   10/31/2011
                      35   N/A                                                 N/A         N/A
                      36   N/A                                                 N/A         N/A







                      37   N/A                                                 N/A         N/A







                      38   N/A                                                 N/A         N/A







                      39   N/A                                                 N/A         N/A
                      40   N/A                                                 N/A         N/A
                      41   N/A                                                 N/A         N/A











                      42   Sprouts Farmers Market                                 27,268   3/19/2026




                      45   N/A                                                 N/A         N/A










                      46   Whole Foods Market                                     42,243   1/31/2026
                      48   N/A                                                 N/A         N/A









                      49   N/A                                                 N/A         N/A
                      50   N/A                                                 N/A         N/A
                      52   The Kroger Co.                                         41,584   1/31/2018
                      56   Wolfram                                                44,548   2/28/2014
                      58   N/A                                                 N/A         N/A
                      59   Prime One Mortgage                                     39,327   4/30/2018
                      60   N/A                                                 N/A         N/A
                      61   N/A                                                 N/A         N/A
                      62   AWG Reasor's                                           55,257   11/30/2025
                      63   N/A                                                 N/A         N/A
                      64   N/A                                                 N/A         N/A

                      65   N/A                                                 N/A         N/A
                      67   Bekaert Specialty Films (New SFI, LLC)                 48,203   5/31/2014
                      68   N/A                                                 N/A         N/A
                      69   N/A                                                 N/A         N/A
                      71   US Foodservice, Inc.                                   83,991   9/30/2007
                      72   Mattress Firm                                           4,060   6/30/2010
                      73   N/A                                                 N/A         N/A
                      74   N/A                                                 N/A         N/A
                      76
                    76.1   Drug Mart                                              22,620   12/1/2015
                    76.2   Drug Mart                                              21,979   12/1/2015
                      78
                    78.1   N/A                                                 N/A         N/A
                    78.2   N/A                                                 N/A         N/A
                    78.3   N/A                                                 N/A         N/A
                    78.4   N/A                                                 N/A         N/A
                      79   Grimes & Battersby                                      9,011   4/30/2012
                      80   Best Buy Furnishings LLP                               11,000   3/31/2017
                      82   Southern Star Tools                                     3,420   MTM
                      83   Merit Cars, Incorporated                                4,500   4/14/2017
                      84   Master Tile                                            22,268   11/30/2010
                      86   Pic 'N Save                                            41,125   8/31/2010
                      87   Northampton Community College                           7,600   7/1/2011
                      88   Covenant Healthcare                                    12,693   2/28/2016
                      90   Pivotal Research Centers                               12,532   4/30/2011
                      91   Liberty Park Joint Venture                              7,443   12/31/2007
                      92   Ray's Restaurants, LLC                                 11,515   9/6/2026
                      93   Midwest Center for Advanced Imaging                    16,000   10/31/2015
                      94
                    94.1   N/A                                                 N/A         N/A
                    94.2   N/A                                                 N/A         N/A
                    94.3   N/A                                                 N/A         N/A
                    94.4   N/A                                                 N/A         N/A
                    94.5   N/A                                                 N/A         N/A
                      95   Best Buy Stores, L.P.                                  30,038   3/28/2016
                      96   Walgreens                                              14,000   12/31/2040
                      98   AutoMate Parking, Inc.                                 22,000   10/31/2008
                     101   Great Lakes Investment                                  4,500   11/30/20
                     102   N/A                                                 N/A         N/A
                     103   Maddock Douglas                                        15,676   6/1/2011
                     105   UniFirst Corporation                                   15,296   7/31/2011
                     106   Chili's Brinker International                           6,117   6/30/2009
                     107   Mattress Barn                                           5,799   3/1/2008




                     108   Pridemark                                              26,080   11/30/2010
                     109   N/A                                                 N/A         N/A
                     110   N/A                                                 N/A         N/A
                     112   Geoff Howe Marketing                                   11,894   1/31/2009
                     113   N/A                                                 N/A         N/A
                     114   Hobby Lobby                                            56,549   05/31/14
                     115
                   115.1   Cooper Health Sys: Urology group                        2,658   12/31/2008
                   115.2   Coastal Spine PC                                       10,985   3/30/2009
                     116   N/A                                                 N/A         N/A
                     117   Clean King Coin Laundry                                 3,993   1/31/2012
                     118   N/A                                                 N/A         N/A
                     119   N/A                                                 N/A         N/A
                     120   N/A                                                 N/A         N/A
                     121
                   121.1   N/A                                                 N/A         N/A
                   121.2   N/A                                                 N/A         N/A
                     122   Corinthian Custom Homes, Inc.                           6,460   9/22/2018
                     123   N/A                                                 N/A         N/A
                     124   JP Morgan Chase Bank                                    5,664   7/31/2020
                     126   Automate Parking                                       12,000   4/30/2010
                     129   Baja Fresh                                              3,000   7/31/2018
                     130   PAJAG, Inc.                                             3,078   11/30/2009
                     131   N/A                                                 N/A         N/A
                     132   N/A                                                 N/A         N/A
                     133   Wings Pizza & Things                                    4,777   6/30/2017

                     134   Aaron Rentals                                           6,690   6/1/2011


                     136   Ewing Irrigation                                        9,035   7/31/2010
                     139   Furniture in the Raw                                    8,000   5/31/2013
                     140
                   140.1   Sacred Ground                                           2,200   4/30/2008
                   140.2   China Wok                                               4,200   3/1/2010
                     141   Fresh Produce                                           5,500   2/28/2012
                     142


                   142.1   Starbucks                                               1,850   2/28/2017
                   142.2   Starbucks                                               1,750   2/28/2017
                     143   Charlotte Mecklenburg Hospital Authority                4,900   4/30/2021
                     145   Carribean Tan                                           4,404   1/31/2009
                     147   Sleep Improvement Center                                4,500   1/31/2012
                     148   N/A                                                 N/A         N/A
                     149   Hooters of America, Inc.                               10,389   10/31/2011
                     150   Millennium Billiards Sports                             8,000   12/31/2010
                     154   The Clarkson Company                                    5,131   4/30/2019
                     155   N/A                                                 N/A         N/A
                     157   Chicago Bancorp                                         5,706   7/31/2009
                     158   Concentra St. Louis, L.L.C.                             9,000   1/31/2015
                     161   CVS Drug Store                                         10,125   1/31/2018
                     164   Indigo Home Furnshings                                  3,256   1/31/2010
                     165   Dillon's/Kroger                                        35,711   12/31/2009
                     166   N/A                                                 N/A         N/A
                     167   N/A                                                 N/A         N/A
                     168   N/A                                                 N/A         N/A
                     169   N/A                                                 N/A         N/A
                     171   N/A                                                 N/A         N/A
                     172   N/A                                                 N/A         N/A
                     173   Advanced Dealer                                        13,825   3/31/2010
                     174   N/A                                                 N/A         N/A
                     175   N/A                                                 N/A         N/A
                     178   John F. McCarthy Law Offices                            3,345   8/31/2009
                     179   Office Depot                                           18,400   12/29/2021
                     181   Millennia Center of Modeling and Acting                 4,107   9/30/2014
                     182   FedEx                                                  25,500   12/31/2013
                     184   Blockbuster                                             6,767   8/31/2008
                     185   Citizens National Bank                                  4,550   9/30/2015
                     186   Dalia's Hair Design, Inc. DBA Milio's Hair Design       4,773   2/28/2011
                     188   American Health Imaging, Inc.                           4,000   3/31/2016

                     190   Subway                                                  1,680   1/31/2012
                     193   N/A                                                 N/A         N/A
                     195   N/A                                                 N/A         N/A
                     197   N/A                                                 N/A         N/A
                     199   Hibbett Sporting Goods, Inc                             5,000   7/31/2009
                     200   MG Midwest, Inc--Video Update                           5,000   1/14/2008


                     201   N/A                                                 N/A         N/A
                     206   N/A                                                 N/A         N/A
                     208   Drugco Pharmacies                                       3,400   9/30/2010
                     209   N/A                                                 N/A         N/A
                     210   Designer's Touch Kitchen                                3,600   11/30/2010
                     211   Papa John's Pizza                                       1,320   3/31/2011

Total/Weighted Average:

                           Major                                         Major       Major
                           Tenant #2                                     Tenant #2   Tenant #2 Lease
#                          Name                                          Sq. Ft.     Expiration Date
------------------------   -------------------------------------------   ---------   ---------------
                       1
                     1.1   N/A                                           N/A         N/A
                     1.2   N/A                                           N/A         N/A
                       2   Datamonitor                                      28,311   7/31/2012
                       3   St. Paul Fire & Marine Insurance                 48,868   4/30/2008
                       4   Citicorp North America                           36,034   6/30/2008
                       5   N/A                                           N/A         N/A
                       6
                     6.1   N/A                                           N/A         N/A
                     6.2   N/A                                           N/A         N/A
                     6.3   N/A                                           N/A         N/A
                     6.4   N/A                                           N/A         N/A
                     6.5   N/A                                           N/A         N/A
                       7   Houston NW Primary Care                          12,200   8/31/2017
                       8   Rite Aid                                         11,115   2/28/2014


                       9
                     9.1   N/A                                           N/A         N/A
                     9.2   N/A                                           N/A         N/A
                     9.3   N/A                                           N/A         N/A
                     9.4   N/A                                           N/A         N/A
                      10
                    10.1   N/A                                           N/A         N/A
                    10.2   N/A                                           N/A         N/A
                      11   Bally's Total Fitness of California, Inc.        25,000   6/30/2015
                      13   Walgreens                                        11,005   10/1/2026
                      14   New England Life Insurance Company               10,020   3/31/2010
                      15   Card and Party Factory                           24,146   7/31/2008
                      17   New York First Avenue CVS                        13,939   9/30/2018
                      18

                    18.1   N/A                                           N/A         N/A
                    18.2   Illinois Department of Public Health             16,048   MTM
                    18.3   N/A                                           N/A         N/A
                    18.4   N/A                                           N/A         N/A
                    18.5   N/A                                           N/A         N/A
                    18.6   N/A                                           N/A         N/A
                    18.7   Illinois Prevent Child Abuse                      2,317   12/31/2008
                      19   N/A                                           N/A         N/A
                      20   N/A                                           N/A         N/A
                      21
                    21.1   Alpha Plus Sports (Olympic Town)                  3,725   5/31/2015
                    21.2   N/A                                           N/A         N/A
                      23   N/A                                           N/A         N/A






                      25   N/A                                           N/A         N/A
                      26   Oriental Buffet                                   8,000   1/31/2012
                      27   Vito & Nick's                                     3,500   12/31/13
                      28   Stoval Granedy & Allen                            8,571   8/31/2007
                      30   N/A                                           N/A         N/A
                      31   Merritt Athletic Clubs                           23,875   10/14/2013
                      32   USPS (Pad Site)                                  13,661   7/1/2020
                      33   N/A                                           N/A         N/A

                      34   Influent                                         14,106   10/31/2012
                      35   N/A                                           N/A         N/A
                      36   N/A                                           N/A         N/A







                      37   N/A                                           N/A         N/A







                      38   N/A                                           N/A         N/A







                      39   N/A                                           N/A         N/A
                      40   N/A                                           N/A         N/A
                      41   N/A                                           N/A         N/A











                      42   Massage Envy                                      3,500   10/31/2012




                      45   N/A                                           N/A         N/A










                      46   N/A                                           N/A         N/A
                      48   N/A                                           N/A         N/A









                      49   N/A                                           N/A         N/A
                      50   N/A                                           N/A         N/A
                      52   Blazin Wings, Inc.                                6,466   6/30/2014
                      56   ARA                                              19,000   1/31/2017
                      58   N/A                                           N/A         N/A
                      59   Medi-Physics                                     11,048   3/31/2012
                      60   N/A                                           N/A         N/A
                      61   N/A                                           N/A         N/A
                      62   Regina Pickens d/b/a Cheers! Wine & Spirits       3,000   7/31/2011
                      63   N/A                                           N/A         N/A
                      64   N/A                                           N/A         N/A

                      65   N/A                                           N/A         N/A
                      67   N/A                                           N/A         N/A
                      68   N/A                                           N/A         N/A
                      69   N/A                                           N/A         N/A
                      71   Fasteners For Retail, Inc.                       55,530   5/31/2009
                      72   Computer Builders Warehouse                       2,450   7/31/2010
                      73   N/A                                           N/A         N/A
                      74   N/A                                           N/A         N/A
                      76
                    76.1   Rent a Center                                     4,389   5/1/2008
                    76.2   Fancy Foods                                       4,400   1/1/2012
                      78
                    78.1   N/A                                           N/A         N/A
                    78.2   N/A                                           N/A         N/A
                    78.3   N/A                                           N/A         N/A
                    78.4   N/A                                           N/A         N/A
                      79   Professional Media Group, LLC                     8,500   10/31/2011
                      80   Aaron's Rental                                    8,826   MTM
                      82   Granite Imagination                               3,200   MTM
                      83   JP Morgan Chase                                   4,103   12/31/2026
                      84   Hunzicker Brothers                               21,835   9/30/2018
                      86   Frd's Strs Ten Inc                               20,000   11/30/2009
                      87   Sylvan Learning Center                            3,400   9/30/2011
                      88   Children's Medical Group                          7,263   12/31/2020
                      90   Cardiac Solutions                                11,242   1/31/2013
                      91   La Dama Pizzeria                                  3,100   6/30/2008
                      92   N/A                                           N/A         N/A
                      93   N/A                                           N/A         N/A
                      94
                    94.1   N/A                                           N/A         N/A
                    94.2   N/A                                           N/A         N/A
                    94.3   N/A                                           N/A         N/A
                    94.4   N/A                                           N/A         N/A
                    94.5   N/A                                           N/A         N/A
                      95   N/A                                           N/A         N/A
                      96   Creative Prep School                             13,868   6/30/2009
                      98   Lucky Leather, Inc.                               5,000   MTM
                     101   Tutto Tiles                                       4,500   3/1/2008
                     102   N/A                                           N/A         N/A
                     103   Keller Williams                                   5,200   4/30/2017
                     105   Boston Billiards                                 14,791   11/30/2010
                     106   New Peking Chinese                                3,996   9/30/2013
                     107   5 Penny Heaven                                    2,700   3/1/2009




                     108   Recycled Material                                 8,000   1/31/2010
                     109   N/A                                           N/A         N/A
                     110   N/A                                           N/A         N/A
                     112   Film Row d.b.a. Screenland and Event Center       6,760   5/16/2010
                     113   N/A                                           N/A         N/A
                     114   Tuesday Morning                                   8,064   07/15/10
                     115
                   115.1   Cooper Health Sys: Ob-Gyn group                   2,099   7/31/2008
                   115.2   N/A                                           N/A         N/A
                     116   N/A                                           N/A         N/A
                     117   Jeremias Duran                                    3,000   9/30/2007
                     118   N/A                                           N/A         N/A
                     119   N/A                                           N/A         N/A
                     120   N/A                                           N/A         N/A
                     121
                   121.1   N/A                                           N/A         N/A
                   121.2   N/A                                           N/A         N/A
                     122   CTX Mortgage                                      3,156   2/28/2009
                     123   N/A                                           N/A         N/A
                     124   Prudential Rand Realty                            3,648   3/30/2013
                     126   Rainbow Party                                     7,100   3/31/2008
                     129   Subway                                            1,280   12/31/2008
                     130   Rappaport & Co.                                   2,498   11/30/2008
                     131   N/A                                           N/A         N/A
                     132   N/A                                           N/A         N/A
                     133   Clearpoint Vision & Optical                       2,004   6/30/2012

                     134   Chili's (Land Lease)                              6,690   1/27/2016


                     136   DCA Holdings, LLC                                 3,000   7/14/2009
                     139   Bestway Floor Covering                            4,200   12/31/2010
                     140
                   140.1   Lakeside Creamery                                 1,600   12/31/2010
                   140.2   B.O.S.S.                                          2,806   3/1/2010
                     141   Seven Eleven                                      3,000   7/31/2022
                     142


                   142.1   Nexcall                                           1,500   3/31/2012
                   142.2   N/A                                           N/A         N/A
                     143   Wachovia Bank                                     2,656   3/29/2012
                     145   Tudi Gusti's                                      2,540   5/31/2011
                     147   Household Finance                                 2,200   4/30/2010
                     148   N/A                                           N/A         N/A
                     149   Clint Warren's Comedy Club, Inc.                  4,825   9/30/2009
                     150   OTB                                               3,000   9/16/2013
                     154   Big Brothers, Big Sisters                         4,175   12/31/2008
                     155   N/A                                           N/A         N/A
                     157   Integrated Technical Solutions                    2,062   6/30/2010
                     158   N/A                                           N/A         N/A
                     161   N/A                                           N/A         N/A
                     164   Roswell Physiotherapy                             2,812   4/30/2012
                     165   Hart Pharmacy                                     8,144   12/14/2009
                     166   N/A                                           N/A         N/A
                     167   N/A                                           N/A         N/A
                     168   N/A                                           N/A         N/A
                     169   N/A                                           N/A         N/A
                     171   N/A                                           N/A         N/A
                     172   N/A                                           N/A         N/A
                     173   JR Businesses                                     4,575   11/30/2007
                     174   N/A                                           N/A         N/A
                     175   N/A                                           N/A         N/A
                     178   Michael Graves and Associates, Inc.               3,240   4/30/2011
                     179   N/A                                           N/A         N/A
                     181   Reservoir Geophysical Corp.                       3,558   11/30/2010
                     182   Burgundy Room                                     5,985   11/30/2007
                     184   Kelly Rentals                                     6,000   8/15/2010
                     185   Jaine Yoo Co.                                     1,956   10/31/2011
                     186   Never Mind                                        3,760   9/30/2011
                     188   Hodges Enterprises #1, LLC                        2,250   11/30/2011

                     190   I&D Wireless                                      1,520   1/31/2012
                     193   N/A                                           N/A         N/A
                     195   N/A                                           N/A         N/A
                     197   N/A                                           N/A         N/A
                     199   First American Cash Advance                       2,000   12/31/2010
                     200   Subway-Graham                                     1,484   6/30/2008


                     201   N/A                                           N/A         N/A
                     206   N/A                                           N/A         N/A
                     208   Little Mini Inc.                                  2,000   7/31/2015
                     209   N/A                                           N/A         N/A
                     210   Hallmark Cards and Gifts                          3,600   1/1/2011
                     211   Game Stop                                         1,320   3/31/2011

Total/Weighted Average:

                           Major                                                           Major
                           Tenant #3                                                       Tenant #3
#                          Name                                                            Sq. Ft.
------------------------   -------------------------------------------------------------   ---------
                       1
                     1.1   N/A                                                             N/A
                     1.2   N/A                                                             N/A
                       2   Beth Israel Medical Center                                         14,253
                       3   Liberty Mutual                                                     41,480
                       4   Kasdan Simonds et al                                               20,025
                       5   N/A                                                             N/A
                       6
                     6.1   N/A                                                             N/A
                     6.2   N/A                                                             N/A
                     6.3   N/A                                                             N/A
                     6.4   N/A                                                             N/A
                     6.5   N/A                                                             N/A
                       7   Allen Chu                                                           4,181
                       8   Creative Kids Childcare                                            10,000


                       9
                     9.1   N/A                                                             N/A
                     9.2   N/A                                                             N/A
                     9.3   N/A                                                             N/A
                     9.4   N/A                                                             N/A
                      10
                    10.1   N/A                                                             N/A
                    10.2   N/A                                                             N/A
                      11   Long's Drug Store's                                                24,650
                      13   Old Country Buffet                                                 10,000
                      14   Royal Palm Communities                                              8,847
                      15   Dollar Tree                                                        11,240
                      17   East 82nd Garage, LLC                                              13,000
                      18

                    18.1   N/A                                                             N/A
                    18.2   Edward Jones                                                          930
                    18.3   N/A                                                             N/A
                    18.4   N/A                                                             N/A
                    18.5   N/A                                                             N/A
                    18.6   N/A                                                             N/A
                    18.7   IL Violence Protection                                              2,000
                      19   N/A                                                             N/A
                      20   N/A                                                             N/A
                      21
                    21.1   Magis Apparel (MONY)                                                2,500
                    21.2   N/A                                                             N/A
                      23   N/A                                                             N/A






                      25   N/A                                                             N/A
                      26   Blockbuster                                                         4,800
                      27   Cingular                                                            3,000
                      28   Alamo Title                                                         7,721
                      30   N/A                                                             N/A
                      31   Zoned for Kids                                                      8,190
                      32   Emerson Training                                                    5,023
                      33   N/A                                                             N/A

                      34   Hylant of Columbus                                                 13,872
                      35   N/A                                                             N/A
                      36   N/A                                                             N/A







                      37   N/A                                                             N/A







                      38   N/A                                                             N/A







                      39   N/A                                                             N/A
                      40   N/A                                                             N/A
                      41   N/A                                                             N/A











                      42   Cingular                                                            2,467




                      45   N/A                                                             N/A










                      46   N/A                                                             N/A
                      48   N/A                                                             N/A









                      49   N/A                                                             N/A
                      50   N/A                                                             N/A
                      52   Dollar Tree Stores, Inc.                                            5,550
                      56   TGI Friday's                                                        8,056
                      58   N/A                                                             N/A
                      59   N/A                                                             N/A
                      60   N/A                                                             N/A
                      61   N/A                                                             N/A
                      62   Lance Goodwin d/b/a Goodwin Chiropractic                            1,466
                      63   N/A                                                             N/A
                      64   N/A                                                             N/A

                      65   N/A                                                             N/A
                      67   N/A                                                             N/A
                      68   N/A                                                             N/A
                      69   N/A                                                             N/A
                      71   Vater's of Oklahoma City, Inc.                                     23,652
                      72   Cafe Ahn                                                            2,450
                      73   N/A                                                             N/A
                      74   N/A                                                             N/A
                      76
                    76.1   Zeppe's Pizza                                                       2,800
                    76.2   Super Tan                                                           2,375
                      78
                    78.1   N/A                                                             N/A
                    78.2   N/A                                                             N/A
                    78.3   N/A                                                             N/A
                    78.4   N/A                                                             N/A
                      79   Washington Mutual Bank, FA                                          6,800
                      80   Advance Auto Parts                                                  8,000
                      82   Practical Counter Tops                                              3,200
                      83   Gymini Fitness LLC                                                  3,890
                      84   Select Floors                                                      14,872
                      86   CitiTrends, Inc.                                                   19,680
                      87   Iscar Metals                                                        3,050
                      88   Progressive Step Corporation                                        1,878
                      90   Carroll, MD, PC, Patricia A. and Skin Cancer Treatment Center       6,665
                      91   Affinity Hospital LLC                                               2,860
                      92   N/A                                                             N/A
                      93   N/A                                                             N/A
                      94
                    94.1   N/A                                                             N/A
                    94.2   N/A                                                             N/A
                    94.3   N/A                                                             N/A
                    94.4   N/A                                                             N/A
                    94.5   N/A                                                             N/A
                      95   N/A                                                             N/A
                      96   New Heights Baptist Church                                          4,470
                      98   El Maestrol Bicycle Shop                                            2,200
                     101   Party Place Rentals                                                 4,500
                     102   N/A                                                             N/A
                     103   Lala Land                                                           1,780
                     105   Monster Golf                                                       11,610
                     106   Fuji Japanese Steak                                                 3,652
                     107   Cora Health Service                                                 2,663




                     108   Henry Schein                                                        7,280
                     109   N/A                                                             N/A
                     110   N/A                                                             N/A
                     112   Promotional Management Group                                        5,789
                     113   N/A                                                             N/A
                     114   Salon of the Town                                                   8,000
                     115
                   115.1   Greentree Pediatrics                                                1,992
                   115.2   N/A                                                             N/A
                     116   N/A                                                             N/A
                     117   Bonnie Brae Liquor                                                  1,953
                     118   N/A                                                             N/A
                     119   N/A                                                             N/A
                     120   N/A                                                             N/A
                     121
                   121.1   N/A                                                             N/A
                   121.2   N/A                                                             N/A
                     122   Colonial Bank                                                       3,149
                     123   N/A                                                             N/A
                     124   Stifel, Nicolaus & Co.                                              3,190
                     126   PAX Trading                                                         3,100
                     129   Fox's Pizza Den                                                     1,280
                     130   TRC Employment                                                      1,988
                     131   N/A                                                             N/A
                     132   N/A                                                             N/A
                     133   Happy Nails                                                         1,612

                     134   Flipside Clothing                                                   4,094


                     136   Decca Management                                                    2,976
                     139   Athina Hair Salon                                                   3,206
                     140
                   140.1   Yoders (Grizzly)                                                    1,300
                   140.2   The Party Store                                                     2,282
                     141   Progressive Chiropractic                                            2,000
                     142


                   142.1   N/A                                                             N/A
                   142.2   N/A                                                             N/A
                     143   N/A                                                             N/A
                     145   Jimmy John's                                                        1,787
                     147   Auto Plus Leasing                                                   2,200
                     148   N/A                                                             N/A
                     149   Party Store & Rentals                                               3,607
                     150   Millennium ATM Services                                             3,000
                     154   First Coast Physical Medicare                                       3,485
                     155   N/A                                                             N/A
                     157   Primerica Financial Services                                        1,921
                     158   N/A                                                             N/A
                     161   N/A                                                             N/A
                     164   Victory Cleaners                                                    1,554
                     165   Candle Club                                                         7,263
                     166   N/A                                                             N/A
                     167   N/A                                                             N/A
                     168   N/A                                                             N/A
                     169   N/A                                                             N/A
                     171   N/A                                                             N/A
                     172   N/A                                                             N/A
                     173   Royal Cup                                                           3,200
                     174   N/A                                                             N/A
                     175   N/A                                                             N/A
                     178   QED Engineering                                                       742
                     179   N/A                                                             N/A
                     181   Doughtie Exploration Company                                        2,665
                     182   CV Christian Center                                                 3,300
                     184   Mitchell Eye Center                                                 1,847
                     185   Reagan Eye Center                                                   1,674
                     186   Ultimate Exposure                                                   2,744
                     188   Dodge Family Dentistry, P.C.                                        2,211

                     190   Extreme Flavors                                                     1,520
                     193   N/A                                                             N/A
                     195   N/A                                                             N/A
                     197   N/A                                                             N/A
                     199   GameStop, Inc.                                                      2,000
                     200   Sound Foot & Ankle Center                                           1,405


                     201   N/A                                                             N/A
                     206   N/A                                                             N/A
                     208   Lake Gaston Living                                                  1,600
                     209   N/A                                                             N/A
                     210   Bo Rics Hair Care                                                   2,240
                     211   Cingular Wireless                                                   1,200

Total/Weighted Average:

                           Major             Initial       Initial
                           Tenant #3 Lease   Interest      Other
#                          Expiration Date   Reserve       Reserve
------------------------   ---------------   -----------   ----------
                       1                              $0   N/A
                     1.1   N/A
                     1.2   N/A
                       2   11/30/2009        $16,800,000   $1,688,524
                       3   8/31/2011          $5,050,730   N/A
                       4   11/30/2008         $2,700,000   N/A
                       5   N/A                $7,500,000   $5,430,000
                       6                              $0   $5,911,058
                     6.1   N/A
                     6.2   N/A
                     6.3   N/A
                     6.4   N/A
                     6.5   N/A
                       7   11/30/2016           $380,000   N/A
                       8   8/31/2008                  $0      $17,960


                       9                      $1,000,000   $6,400,000
                     9.1   N/A
                     9.2   N/A
                     9.3   N/A
                     9.4   N/A
                      10                              $0   $1,160,000
                    10.1   N/A
                    10.2   N/A
                      11   2/28/2017                  $0     $140,825
                      13   12/1/2011                  $0   N/A
                      14   11/30/2011                 $0   N/A
                      15   3/31/2012                  $0   N/A
                      17   1/31/2019                  $0   N/A
                      18                              $0   N/A

                    18.1   N/A
                    18.2   8/31/2011
                    18.3   N/A
                    18.4   N/A
                    18.5   N/A
                    18.6   N/A
                    18.7   10/31/2010
                      19   N/A                        $0   $1,482,213
                      20   N/A                        $0   $9,045,336
                      21                              $0   N/A
                    21.1   3/31/2011
                    21.2   N/A
                      23   N/A                        $0   N/A






                      25   N/A                        $0   N/A
                      26   12/31/2010                 $0   N/A
                      27   10/31/08                   $0     $242,550
                      28   7/31/2009                  $0     $355,000
                      30   N/A                        $0   N/A
                      31   1/31/2011                  $0   N/A
                      32   12/31/2007                 $0      $20,000
                      33   N/A                        $0   $1,044,650

                      34   10/31/2011                 $0     $441,400
                      35   N/A                        $0      $70,000
                      36   N/A                        $0      $49,960







                      37   N/A                        $0      $32,940







                      38   N/A                        $0      $17,100







                      39   N/A                        $0   N/A
                      40   N/A                        $0   N/A
                      41   N/A                        $0   N/A











                      42   5/31/2011                  $0   N/A




                      45   N/A                        $0   N/A










                      46   N/A                        $0   N/A
                      48   N/A                        $0   N/A









                      49   N/A                        $0   N/A
                      50   N/A                        $0   N/A
                      52   9/30/2007                  $0      $10,000
                      56   3/22/2011                  $0   N/A
                      58   N/A                        $0     $101,455
                      59   N/A                        $0     $757,460
                      60   N/A                        $0   N/A
                      61   N/A                        $0   N/A
                      62   1/31/2013                  $0   N/A
                      63   N/A                        $0     $167,000
                      64   N/A                        $0   N/A

                      65   N/A                        $0   N/A
                      67   N/A                        $0   N/A
                      68   N/A                        $0   N/A
                      69   N/A                        $0      $40,038
                      71   MTM                        $0     $330,000
                      72   7/31/2010                  $0   N/A
                      73   N/A                        $0   N/A
                      74   N/A                        $0      $32,361
                      76                              $0   N/A
                    76.1   12/1/2011
                    76.2   11/1/2010
                      78                              $0   N/A
                    78.1   N/A
                    78.2   N/A
                    78.3   N/A
                    78.4   N/A
                      79   2/28/2010                  $0   N/A
                      80   9/30/2011             $35,451     $123,985
                      82   MTM                        $0   N/A
                      83   5/31/2022                  $0   N/A
                      84   4/30/2012                  $0   N/A
                      86   9/30/2010                  $0   N/A
                      87   1/1/2008                   $0   N/A
                      88   3/31/2010                  $0   N/A
                      90   11/30/2012                 $0   N/A
                      91   12/31/2011                 $0      $37,180
                      92   N/A                        $0   N/A
                      93   N/A                        $0   N/A
                      94                              $0   N/A
                    94.1   N/A
                    94.2   N/A
                    94.3   N/A
                    94.4   N/A
                    94.5   N/A
                      95   N/A                        $0   N/A
                      96   4/30/2008                  $0   N/A
                      98   MTM                        $0   N/A
                     101   10/18/2008                 $0   N/A
                     102   N/A                        $0   N/A
                     103   4/30/2010                  $0   N/A
                     105   7/31/2011                  $0      $29,750
                     106   8/31/2019                  $0     $135,323
                     107   12/5/2009                  $0   N/A




                     108   12/31/2010                 $0   N/A
                     109   N/A                        $0     $200,000
                     110   N/A                        $0   N/A
                     112   6/30/2010                  $0     $181,000
                     113   N/A                        $0   N/A
                     114   10/31/2015                 $0   N/A
                     115                              $0   N/A
                   115.1   8/1/2008
                   115.2   N/A
                     116   N/A                        $0   N/A
                     117   7/31/2009                  $0   N/A
                     118   N/A                        $0   N/A
                     119   N/A                        $0   N/A
                     120   N/A                        $0     $243,155
                     121                              $0   N/A
                   121.1   N/A
                   121.2   N/A
                     122   7/1/2009                   $0   N/A
                     123   N/A                        $0      $56,762
                     124   4/1/2011                   $0   N/A
                     126   12/31/2011                 $0   N/A
                     129   9/30/2016                  $0   N/A
                     130   6/30/2008                  $0   N/A
                     131   N/A                        $0     $104,000
                     132   N/A                        $0   N/A
                     133   3/31/2012                  $0     $325,196

                     134   11/28/2011                 $0   N/A


                     136   7/31/2010                  $0   N/A
                     139   3/31/2010                  $0   N/A
                     140                              $0   N/A
                   140.1   5/1/2008
                   140.2   4/1/2010
                     141   7/31/2017                  $0   N/A
                     142                              $0   N/A


                   142.1   N/A
                   142.2   N/A
                     143   N/A                        $0   N/A
                     145   2/14/2012                  $0   N/A
                     147   5/31/2012                  $0      $15,405
                     148   N/A                        $0   N/A
                     149   11/30/2019                 $0      $84,289
                     150   12/31/2019                 $0   N/A
                     154   8/31/2011                  $0   N/A
                     155   N/A                        $0   N/A
                     157   9/30/2008                  $0   N/A
                     158   N/A                        $0      $41,520
                     161   N/A                        $0   N/A
                     164   12/31/2011                 $0   N/A
                     165   12/31/2007                 $0   N/A
                     166   N/A                        $0   N/A
                     167   N/A                        $0   N/A
                     168   N/A                        $0   N/A
                     169   N/A                        $0   N/A
                     171   N/A                        $0   N/A
                     172   N/A                        $0       $1,000
                     173   4/30/2009                  $0   N/A
                     174   N/A                        $0   N/A
                     175   N/A                        $0   N/A
                     178   10/31/2008                 $0   N/A
                     179   N/A                        $0   N/A
                     181   2/29/2010                  $0   N/A
                     182   MTM                        $0   N/A
                     184   7/31/2011                  $0   N/A
                     185   3/31/2012                  $0   N/A
                     186   5/31/2011                  $0   N/A
                     188   9/30/2017                  $0      $12,795

                     190   3/31/2012                  $0   N/A
                     193   N/A                        $0   N/A
                     195   N/A                        $0   N/A
                     197   N/A                        $0   N/A
                     199   4/30/2011                  $0   N/A
                     200   11/30/2008                 $0   N/A


                     201   N/A                        $0   N/A
                     206   N/A                        $0   N/A
                     208   1/31/2009                  $0   N/A
                     209   N/A                        $0       $5,641
                     210   1/31/2009                  $0   N/A
                     211   6/30/2009                  $0   N/A

Total/Weighted Average:

                           Initial other
                           Reserve
#                          Description
------------------------   -----------------------------------------------------------------------
                       1   N/A
                     1.1
                     1.2
                       2   Security Deposit Fund (1,417,545), and Prepaid Rent Reserve (270,979)
                       3   N/A
                       4   N/A
                       5   Renovation Work Reserve
                       6   Renovation Reserve
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A
                       8   Free Rent Reserve


                       9   Renovation Reserve
                     9.1
                     9.2
                     9.3
                     9.4
                      10   Mezzanine Loan Interest Reserve
                    10.1
                    10.2
                      11   Termite Reserve
                      13   N/A
                      14   N/A
                      15   N/A
                      17   N/A
                      18   N/A

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   Renovation Reserve
                      20   PIP Reserve ($8,650,000.00) and Seasonality Reserve ($395,335.52)
                      21   N/A
                    21.1
                    21.2
                      23   N/A






                      25   N/A
                      26   N/A
                      27   Vacant Space Reserve
                      28   AZZ Reserve Account and Immediate Rollover Reserve
                      30   N/A
                      31   N/A
                      32   Walgreens Reserve
                      33   Rent Abatement Reserve ($87,400.00), Toshiba Construction
                           Reserve ($350,000.00) and Sublease Reserve ($607,250.00)
                      34   Upfront Reserve
                      35   Roof Reserve
                      36   Seasonality/Debt Service Reserve







                      37   Seasonality/Debt Service Reserve







                      38   Seasonality/Debt Service Reserve







                      39   N/A
                      40   N/A
                      41   N/A











                      42   N/A




                      45   N/A










                      46   N/A
                      48   N/A









                      49   N/A
                      50   N/A
                      52   Kroger Repair Reserve
                      56   N/A
                      58   FF&E
                      59   Vacant Space Holdback ($500,000.00), Vacant Space Reserve ($257,460.00)
                      60   N/A
                      61   N/A
                      62   N/A
                      63   Roof Repair Reserve
                      64   N/A

                      65   N/A
                      67   N/A
                      68   N/A
                      69   Seasonality Reserve
                      71   U.S. Food Services Rollover Reserve
                      72   N/A
                      73   N/A
                      74   Seasonality Reserve
                      76   N/A
                    76.1
                    76.2
                      78   N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A
                      80   Vacant Space Reserve
                      82   N/A
                      83   N/A
                      84   N/A
                      86   N/A
                      87   N/A
                      88   N/A
                      90   N/A
                      91   Affinity Reserve
                      92   N/A
                      93   N/A
                      94   N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A
                      96   N/A
                      98   N/A
                     101   N/A
                     102   N/A
                     103   N/A
                     105   Twisted Toy Box TI Reserve
                     106   Rent reserve for space currently occupied by El Rancho Restaurant
                     107   N/A




                     108   N/A
                     109   Capital Improvements Reserve
                     110   N/A
                     112   Upfront Rental Holdback ($81,000); Partnership Fund ($100,000)
                     113   N/A
                     114   N/A
                     115   N/A
                   115.1
                   115.2
                     116   N/A
                     117   N/A
                     118   N/A
                     119   N/A
                     120   PIP Reserve ($188,500.00) and Seasonality Reserve ($54,655.40)
                     121   N/A
                   121.1
                   121.2
                     122   N/A
                     123   Seasonality Reserve
                     124   N/A
                     126   N/A
                     129   N/A
                     130   N/A
                     131   Tax Credit Buyout Reserve
                     132   N/A
                     133   Real Estate Taxes ($207,472.84), Subway TI Reserve
                           ($28,035.00), Wings & Pizza TI Reserve ($89,688.07)
                     134   N/A


                     136   N/A
                     139   N/A
                     140   N/A
                   140.1
                   140.2
                     141   N/A
                     142   N/A


                   142.1
                   142.2
                     143   N/A
                     145   N/A
                     147   Roof Reserve
                     148   N/A
                     149   Rent Reserve
                     150   N/A
                     154   N/A
                     155   N/A
                     157   N/A
                     158   Roof Reserve
                     161   N/A
                     164   N/A
                     165   N/A
                     166   N/A
                     167   N/A
                     168   N/A
                     169   N/A
                     171   N/A
                     172   Insurance Premium Reserve
                     173   N/A
                     174   N/A
                     175   N/A
                     178   N/A
                     179   N/A
                     181   N/A
                     182   N/A
                     184   N/A
                     185   N/A
                     186   N/A
                     188   Dodge Family Concrete Allowance (4,090.35) and Rent
                           Abatement Allowance (8,704.62)
                     190   N/A
                     193   N/A
                     195   N/A
                     197   N/A
                     199   N/A
                     200   N/A


                     201   N/A
                     206   N/A
                     208   N/A
                     209   For Insurance renewal premium due 7/1/2008
                     210   N/A
                     211   N/A

Total/Weighted Average:

                           Contractual   Contractual
                           Other         Other Reserve
#                          Reserve       Description
------------------------   -----------   ------------------------------------------------------------
                       1   N/A           N/A
                     1.1
                     1.2
                       2   N/A           N/A
                       3   N/A           N/A
                       4   N/A           N/A
                       5   N/A           N/A
                       6   N/A           N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A           N/A
                       8   N/A           N/A


                       9   N/A           N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A           N/A
                    10.1
                    10.2
                      11   N/A           N/A
                      13   N/A           N/A
                      14   N/A           N/A
                      15   N/A           N/A
                      17   N/A           N/A
                      18   N/A           N/A

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A           N/A
                      20   N/A           N/A
                      21   N/A           N/A
                    21.1
                    21.2
                      23   N/A           N/A






                      25   N/A           N/A
                      26   N/A           N/A
                      27   N/A           N/A
                      28   N/A           N/A
                      30   N/A           N/A
                      31   N/A           N/A
                      32   N/A           N/A
                      33   N/A           N/A

                      34   N/A           N/A
                      35        $1,333   Roof Replacement Reserve
                      36   N/A           Seasonality/Debt Service Reserve: Monthly payments due under the Note multiplied by (A) two and one-quarter (2.25) for
                                         Payment Dates occuring in July, August, September, October
                                         2007, and (B) two (2) for (i) the Payments occuring in
                                         November of 2007, and (ii) commencing June 11, 2008 and
                                         continuing for each Payment Date occurring during each
                                         subsequent June, July, August, September, October, and
                                         November for the remainder of the loan term
                      37   N/A           Seasonality/Debt Service Reserve: Monthly payments due under the Note multiplied by (A) two and one-quarter (2.25) for
                                         Payment Dates occuring in July, August, September, October
                                         2007, and (B) two (2) for (i) the Payments occuring in
                                         November of 2007, and (ii) commencing June 11, 2008 and
                                         continuing for each Payment Date occurring during each
                                         subsequent June, July, August, September, October, and
                                         November for the remainder of the loan term
                      38   N/A           Seasonality/Debt Service Reserve: Monthly payments due under the Note multiplied by (A) two and one-quarter (2.25) for
                                         Payment Dates occuring in July, August, September, October
                                         2007, and (B) two (2) for (i) the Payments occuring in
                                         November of 2007, and (ii) commencing June 11, 2008 and
                                         continuing for each Payment Date occurring during each
                                         subsequent June, July, August, September, October, and
                                         November for the remainder of the loan term
                      39   N/A           N/A
                      40   N/A           N/A
                      41   N/A           N/A











                      42   N/A           N/A




                      45   N/A           N/A










                      46   N/A           N/A
                      48   N/A           N/A









                      49   N/A           N/A
                      50   N/A           N/A
                      52   N/A           N/A
                      56   N/A           N/A
                      58   N/A           N/A
                      59   N/A           N/A
                      60   N/A           N/A
                      61   N/A           N/A
                      62   N/A           N/A
                      63   N/A           N/A
                      64   N/A           N/A

                      65   N/A           N/A
                      67   N/A           N/A
                      68   N/A           N/A
                      69        $4,955   Seasonality Reserve
                      71   N/A           N/A
                      72   N/A           N/A
                      73   N/A           N/A
                      74        $4,045   Seasonality Reserve
                      76   N/A           N/A
                    76.1
                    76.2
                      78   N/A           N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A           N/A
                      80   N/A           N/A
                      82   N/A           N/A
                      83   N/A           N/A
                      84   N/A           N/A
                      86   N/A           N/A
                      87   N/A           N/A
                      88   N/A           N/A
                      90   N/A           N/A
                      91   N/A           N/A
                      92   N/A           N/A
                      93   N/A           N/A
                      94   N/A           N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A           N/A
                      96   N/A           N/A
                      98   N/A           N/A
                     101   N/A           N/A
                     102   N/A           N/A
                     103   N/A           N/A
                     105   N/A           N/A
                     106   N/A           N/A
                     107   N/A           N/A




                     108   N/A           N/A
                     109   N/A           N/A
                     110   N/A           N/A
                     112   N/A           N/A
                     113   N/A           N/A
                     114   N/A           N/A
                     115   N/A           N/A
                   115.1
                   115.2
                     116   N/A           N/A
                     117   N/A           N/A
                     118   N/A           N/A
                     119   N/A           N/A
                     120   N/A           N/A
                     121   N/A           N/A
                   121.1
                   121.2
                     122   N/A           N/A
                     123        $7,095   Seasonality Reserve
                     124   N/A           N/A
                     126   N/A           N/A
                     129   N/A           N/A
                     130   N/A           N/A
                     131   N/A           N/A
                     132   N/A           N/A
                     133   N/A           N/A

                     134   N/A           N/A


                     136   N/A           N/A
                     139   N/A           N/A
                     140   N/A           N/A
                   140.1
                   140.2
                     141   N/A           N/A
                     142   N/A           N/A


                   142.1
                   142.2
                     143   N/A           N/A
                     145   N/A           N/A
                     147   N/A           N/A
                     148   N/A           N/A
                     149   N/A           N/A
                     150   N/A           N/A
                     154   N/A           N/A
                     155   N/A           N/A
                     157   N/A           N/A
                     158   N/A           N/A
                     161   N/A           N/A
                     164   N/A           N/A
                     165   N/A           N/A
                     166   N/A           N/A
                     167   N/A           N/A
                     168   N/A           N/A
                     169   N/A           N/A
                     171   N/A           N/A
                     172   N/A           N/A
                     173   N/A           N/A
                     174   N/A           N/A
                     175   N/A           N/A
                     178   N/A           N/A
                     179   N/A           N/A
                     181   N/A           N/A
                     182   N/A           N/A
                     184   N/A           N/A
                     185   N/A           N/A
                     186   N/A           N/A
                     188   N/A           N/A

                     190   N/A           N/A
                     193   N/A           N/A
                     195   N/A           N/A
                     197   N/A           N/A
                     199   N/A           N/A
                     200   N/A           N/A


                     201   N/A           N/A
                     206   N/A           N/A
                     208   N/A           N/A
                     209   N/A           N/A
                     210   N/A           N/A
                     211   N/A           N/A

Total/Weighted Average:

                                          Letter
                           Letter of      of Credit
#                          Credit         Description
------------------------   ----------     --------------------------------------------------------------------
                       1   N/A            N/A
                     1.1
                     1.2
                       2   N/A            N/A
                       3   N/A            N/A
                       4   N/A            N/A
                       5   N/A            N/A
                       6   N/A            N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A            N/A
                       8   N/A            N/A


                       9   N/A            N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A            N/A
                    10.1
                    10.2
                      11   N/A            N/A
                      13   N/A            N/A
                      14   N/A            N/A
                      15   N/A            N/A
                      17   N/A            N/A
                      18   N/A            N/A

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A            N/A
                      20   N/A            N/A
                      21   N/A            N/A
                    21.1
                    21.2
                      23   N/A            N/A






                      25   N/A            N/A
                      26     $150,000     In lieu of payments for TILC and replacement reserves
                      27   N/A            N/A
                      28   N/A            N/A
                      30   N/A            N/A
                      31   N/A            N/A
                      32   N/A            N/A
                      33   N/A            N/A

                      34   N/A            N/A
                      35   N/A            N/A
                      36   N/A            N/A







                      37   N/A            N/A







                      38   N/A            N/A







                      39   N/A            N/A
                      40   N/A            N/A
                      41   N/A            N/A











                      42   N/A            N/A




                      45   N/A            N/A










                      46   N/A            N/A
                      48   N/A            N/A









                      49   N/A            N/A
                      50   N/A            N/A
                      52   N/A            N/A
                      56   N/A            N/A
                      58   N/A            N/A
                      59   $1,000,000     Tenant Letter of Credit
                      60   N/A            N/A
                      61   N/A            N/A
                      62   N/A            N/A
                      63   N/A            N/A
                      64   N/A            N/A

                      65   N/A            N/A
                      67   N/A            N/A
                      68   N/A            N/A
                      69   N/A            N/A
                      71   N/A            N/A
                      72   N/A            N/A
                      73   N/A            N/A
                      74   N/A            N/A
                      76   N/A            N/A
                    76.1
                    76.2
                      78   N/A            N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A            N/A
                      80   N/A            N/A
                      82   N/A            N/A
                      83   N/A            N/A
                      84   N/A            N/A
                      86   N/A            N/A
                      87   N/A            N/A
                      88   N/A            N/A
                      90   N/A            N/A
                      91      $45,648     Initial Deposit to TI& LC Reserve
                      92   N/A            N/A
                      93   N/A            N/A
                      94   N/A            N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A            N/A
                      96   N/A            N/A
                      98   N/A            N/A
                     101   N/A            N/A
                     102   N/A            N/A
                     103   N/A            N/A
                     105   N/A            N/A
                     106   N/A            N/A
                     107   N/A            N/A




                     108   N/A            N/A
                     109   N/A            N/A
                     110   N/A            N/A
                     112   N/A            N/A
                     113   N/A            N/A
                     114   N/A            N/A
                     115   N/A            N/A
                   115.1
                   115.2
                     116   N/A            N/A
                     117   N/A            N/A
                     118   N/A            N/A
                     119   N/A            N/A
                     120   N/A            N/A
                     121   N/A            N/A
                   121.1
                   121.2
                     122   N/A            N/A
                     123   N/A            N/A
                     124   N/A            N/A
                     126   N/A            N/A
                     129   N/A            N/A
                     130   N/A            N/A
                     131   N/A            N/A
                     132   N/A            N/A
                     133   N/A            N/A

                     134   N/A            N/A


                     136   N/A            N/A
                     139   N/A            N/A
                     140   N/A            N/A
                   140.1
                   140.2
                     141   N/A            N/A
                     142   N/A            N/A


                   142.1
                   142.2
                     143   N/A            N/A
                     145   N/A            N/A
                     147   N/A            N/A
                     148   N/A            N/A
                     149   N/A            N/A
                     150   N/A            N/A
                     154   N/A            N/A
                     155   N/A            N/A
                     157   N/A            N/A
                     158   N/A            N/A
                     161   N/A            N/A
                     164   N/A            N/A
                     165   N/A            N/A
                     166   N/A            N/A
                     167   N/A            N/A
                     168   N/A            N/A
                     169   N/A            N/A
                     171   N/A            N/A
                     172   N/A            N/A
                     173   N/A            N/A
                     174   N/A            N/A
                     175   N/A            N/A
                     178   N/A            N/A
                     179   N/A            N/A
                     181   N/A            N/A
                     182   N/A            N/A
                     184      $46,349     In lieu of the Initial Replacement Reserve, TILC Reserve and Tax and
                           N/A            Insurance Impound Account, Borrower has delivered an irrevocable
                           N/A            letter of credit
                     185   N/A            N/A
                     186                  N/A
                     188   N/A            N/A
                              $28,196
                     190   N/A            N/A
                     193   N/A            Initial Replacement Reserve Deposit
                     195   N/A            N/A
                     197   N/A            N/A
                     199                  N/A
                     200                  N/A
                           N/A
                           N/A
                     201   N/A            N/A
                     206   N/A            N/A
                     208   N/A            N/A
                     209   N/A            N/A
                     210                  N/A
                     211                  N/A

Total/Weighted Average:

                                        Earnout
                           Earnout      Reserve
#                          Reserve      Description
------------------------   ----------   ------------------------------------------------------------
                       1   N/A          N/A
                     1.1
                     1.2
                       2   N/A          N/A
                       3   N/A          N/A
                       4   N/A          N/A
                       5   N/A          N/A
                       6   N/A          N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A          N/A
                       8   $1,695,000   Tenant Reserve Fund Earnout: be release to borrower upon

                                        leasing of Office Space and Retail Space.
                       9   N/A          N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A          N/A
                    10.1
                    10.2
                      11   N/A          N/A
                      13   N/A          N/A
                      14   N/A          N/A
                      15   N/A          N/A
                      17   N/A          N/A
                      18     $200,000   Release upon: (i) DSCR >= 1.20 and (ii) no Event of Default

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A          N/A
                      20   N/A          N/A
                      21   N/A          N/A
                    21.1
                    21.2
                      23   $1,200,000   To be disbursed to the borrower prior to 11/12/2007
                                        provided: (i) No Event of Default shall have occurred (ii)
                                        Borrower shall have completed at least $300,000 of
                                        Renovation Work
                      25   N/A          N/A
                      26   N/A          N/A
                      27   N/A          N/A
                      28   N/A          N/A
                      30   N/A          N/A
                      31   N/A          N/A
                      32   N/A          N/A
                      33   N/A          N/A

                      34   N/A          N/A
                      35   N/A          N/A
                      36   N/A          N/A







                      37   N/A          N/A







                      38   N/A          N/A







                      39   N/A          N/A
                      40   N/A          N/A
                      41   $1,720,000   To be released to Borrower in 4 disbursements, provided that the DSCR >= (i) 1.20x for the 1st withdrawal, (ii) 1.25x for the 2nd withdrawal, (iii) 1.30x for the 3rd withdrawal and
                                        (iv) 1.35x the 4th withdrawal. Each withdrawal will be 1/4 of the initial holdback.
                      42   $2,100,000   $1,300,000 shall be release upon Suprise Massage NV, LLC
                                        occupied at the property and $800,000 shall be release once the property achieve 95% occupancy
                      45     $800,000   Subsequent to the five year anniversary of the first payment date, the Mortgagee shall have the right to (i) Retain the balance as additional security for the loan or (ii) apply a portion of the account towards the repayment of the loan in an amount equal to the amount that would cause the Pro-Forma
                                        DSCR to exceed the Closing DSCR by twenty basis points
                      46   N/A          N/A
                      48     $960,000   Released in 4 equal disbursements upon writted request
                                        provided (i) no event of default (ii) the DSCR has increased to 1.18x for first release (iii) the DSCR has increased by
                                        1.23x for second release (iv) the DSCR has increased by
                                        1.28x for third release (iv) the DSCR has increased by 1.48x for fourth and final release
                      49   N/A          N/A
                      50   N/A          N/A
                      52   N/A          N/A
                      56   N/A          N/A
                      58   N/A          N/A
                      59   N/A          N/A
                      60   N/A          N/A
                      61   N/A          N/A
                      62   N/A          N/A
                      63   N/A          N/A
                      64     $512,000   Release upon: (i) DSCR>=1.20, (ii) Occupancy >=90% and (iii)
                                        no event of default
                      65   N/A          N/A
                      67   N/A          N/A
                      68   N/A          N/A
                      69   N/A          N/A
                      71   N/A          N/A
                      72   N/A          N/A
                      73   N/A          N/A
                      74   N/A          N/A
                      76   N/A          N/A
                    76.1
                    76.2
                      78   N/A          N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A          N/A
                      80   N/A          N/A
                      82     $385,000   Release upon: (i) DSCR >= 1.20 and (ii) Occupancy >= 95%
                      83   N/A          N/A
                      84   N/A          N/A
                      86   N/A          N/A
                      87   N/A          N/A
                      88   N/A          N/A
                      90   N/A          N/A
                      91   N/A          N/A
                      92   N/A          N/A
                      93   N/A          N/A
                      94   N/A          N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A          N/A
                      96   N/A          N/A
                      98   N/A          N/A
                     101   N/A          N/A
                     102   N/A          N/A
                     103   N/A          N/A
                     105   N/A          N/A
                     106   N/A          N/A
                     107     $175,000   Release upon (i) No Event of Default, (ii) DSCR>=1.20x,
                                        (iii) Occupancy >=90% for 3 full calender months prior to
                                        Earnout Disbursement Date
                     108   N/A          N/A
                     109   N/A          N/A
                     110   N/A          N/A
                     112   N/A          N/A
                     113   N/A          N/A
                     114   N/A          N/A
                     115   N/A          N/A
                   115.1
                   115.2
                     116   N/A          N/A
                     117   N/A          N/A
                     118   N/A          N/A
                     119   N/A          N/A
                     120   N/A          N/A
                     121   N/A          N/A
                   121.1
                   121.2
                     122   N/A          N/A
                     123   N/A          N/A
                     124   N/A          N/A
                     126   N/A          N/A
                     129   N/A          N/A
                     130   N/A          N/A
                     131   N/A          N/A
                     132   N/A          N/A
                     133   N/A          N/A

                     134     $360,000   Earnout Holdback


                     136   N/A          N/A
                     139   N/A          N/A
                     140   N/A          N/A
                   140.1
                   140.2
                     141   N/A          N/A
                     142     $400,000   Release upon: (i) occupancy = 100% (4,850 SF leased at
                   142.1                $24/SF for a minimum of 3 years), (ii) LTV=<80% and (iii)
                   142.2                DSCR=>1.20
                     143   N/A          N/A
                     145   N/A          N/A
                     147   N/A          N/A
                     148   N/A          N/A
                     149   N/A          N/A
                     150   N/A          N/A
                     154   N/A          N/A
                     155   N/A          N/A
                     157   N/A          N/A
                     158   N/A          N/A
                     161   N/A          N/A
                     164   N/A          N/A
                     165   N/A          N/A
                     166   N/A          N/A
                     167   N/A          N/A
                     168   N/A          N/A
                     169   N/A          N/A
                     171   N/A          N/A
                     172   N/A          N/A
                     173   N/A          N/A
                     174   N/A          N/A
                     175   N/A          N/A
                     178   N/A          N/A
                     179   N/A          N/A
                     181   N/A          N/A
                     182   N/A          N/A
                     184   N/A          N/A
                     185   N/A          N/A
                     186   N/A          N/A
                     188   N/A          N/A

                     190   N/A          N/A
                     193   N/A          N/A
                     195   N/A          N/A
                     197   N/A          N/A
                     199   N/A          N/A
                     200     $100,000   Release upon (i) No Event of Default, (ii) DSCR>=1.25x,
                                        (iii) Occupancy >=95% and (iv) Movie Gallery exercises its extension option
                     201   N/A          N/A
                     206   N/A          N/A
                     208   N/A          N/A
                     209   N/A          N/A
                     210   N/A          N/A
                     211   N/A          N/A

Total/Weighted Average:

                           Additional   Additional
                           Collateral   Collateral
#                          Amount       Event Date
------------------------   ----------   ----------
                       1   N/A          N/A
                     1.1
                     1.2
                       2   N/A          N/A
                       3   N/A          N/A
                       4   N/A          N/A
                       5   N/A          N/A
                       6   N/A          N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A          N/A
                       8   $1,695,000   12/7/2009


                       9   N/A          N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A          N/A
                    10.1
                    10.2
                      11   N/A          N/A
                      13   N/A          N/A
                      14   N/A          N/A
                      15   N/A          N/A
                      17   N/A          N/A
                      18     $200,000   6/4/2008

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A          N/A
                      20   N/A          N/A
                      21   N/A          N/A
                    21.1
                    21.2
                      23   $1,200,000   11/12/2007






                      25   N/A          N/A
                      26   N/A          N/A
                      27   N/A          N/A
                      28   N/A          N/A
                      30   N/A          N/A
                      31   N/A          N/A
                      32   N/A          N/A
                      33   N/A          N/A

                      34   N/A          N/A
                      35   N/A          N/A
                      36   N/A          N/A







                      37   N/A          N/A







                      38   N/A          N/A







                      39   N/A          N/A
                      40   N/A          N/A
                      41   $1,720,000   5/11/2012











                      42   $2,100,000   1/6/2008




                      45     $800,000   7/11/2012










                      46   N/A          N/A
                      48     $960,000   8/11/2012









                      49   N/A          N/A
                      50   N/A          N/A
                      52   N/A          N/A
                      56   N/A          N/A
                      58   N/A          N/A
                      59   N/A          N/A
                      60   N/A          N/A
                      61   N/A          N/A
                      62   N/A          N/A
                      63   N/A          N/A
                      64     $512,000   3/30/2008

                      65   N/A          N/A
                      67   N/A          N/A
                      68   N/A          N/A
                      69   N/A          N/A
                      71   N/A          N/A
                      72   N/A          N/A
                      73   N/A          N/A
                      74   N/A          N/A
                      76   N/A          N/A
                    76.1
                    76.2
                      78   N/A          N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A          N/A
                      80   N/A          N/A
                      82     $385,000   8/7/2008
                      83   N/A          N/A
                      84   N/A          N/A
                      86   N/A          N/A
                      87   N/A          N/A
                      88   N/A          N/A
                      90   N/A          N/A
                      91   N/A          N/A
                      92   N/A          N/A
                      93   N/A          N/A
                      94   N/A          N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A          N/A
                      96   N/A          N/A
                      98   N/A          N/A
                     101   N/A          N/A
                     102   N/A          N/A
                     103   N/A          N/A
                     105   N/A          N/A
                     106   N/A          N/A
                     107     $175,000   6/25/2008




                     108   N/A          N/A
                     109   N/A          N/A
                     110   N/A          N/A
                     112   N/A          N/A
                     113   N/A          N/A
                     114   N/A          N/A
                     115   N/A          N/A
                   115.1
                   115.2
                     116   N/A          N/A
                     117   N/A          N/A
                     118   N/A          N/A
                     119   N/A          N/A
                     120   N/A          N/A
                     121   N/A          N/A
                   121.1
                   121.2
                     122   N/A          N/A
                     123   N/A          N/A
                     124   N/A          N/A
                     126   N/A          N/A
                     129   N/A          N/A
                     130   N/A          N/A
                     131   N/A          N/A
                     132   N/A          N/A
                     133   N/A          N/A

                     134     $360,000   1/1/2009


                     136   N/A          N/A
                     139   N/A          N/A
                     140   N/A          N/A
                   140.1
                   140.2
                     141   N/A          N/A
                     142     $400,000   6/20/2008


                   142.1
                   142.2
                     143   N/A          N/A
                     145   N/A          N/A
                     147   N/A          N/A
                     148   N/A          N/A
                     149   N/A          N/A
                     150   N/A          N/A
                     154   N/A          N/A
                     155   N/A          N/A
                     157   N/A          N/A
                     158   N/A          N/A
                     161   N/A          N/A
                     164   N/A          N/A
                     165   N/A          N/A
                     166   N/A          N/A
                     167   N/A          N/A
                     168   N/A          N/A
                     169   N/A          N/A
                     171   N/A          N/A
                     172   N/A          N/A
                     173   N/A          N/A
                     174   N/A          N/A
                     175   N/A          N/A
                     178   N/A          N/A
                     179   N/A          N/A
                     181   N/A          N/A
                     182   N/A          N/A
                     184   N/A          N/A
                     185   N/A          N/A
                     186   N/A          N/A
                     188   N/A          N/A

                     190   N/A          N/A
                     193   N/A          N/A
                     195   N/A          N/A
                     197   N/A          N/A
                     199   N/A          N/A
                     200   N/A          N/A


                     201   N/A          N/A
                     206   N/A          N/A
                     208   N/A          N/A
                     209   N/A          N/A
                     210   N/A          N/A
                     211   N/A          N/A

Total/Weighted Average:

                           Additional
                           Collateral
#                          Description
------------------------   ------------------------------------------------------------
                       1   N/A
                     1.1
                     1.2
                       2   N/A
                       3   N/A
                       4   N/A
                       5   N/A
                       6   N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7   N/A
                       8   Tenant Reserve Fund Earnout: be release to borrower upon
                           leasing of Office Space and Retail Space

                       9   N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10   N/A
                    10.1
                    10.2
                      11   N/A
                      13   N/A
                      14   N/A
                      15   N/A
                      17   N/A
                      18   Earnout Reserve-Release upon: (i) DSCR >= 1.20 and (ii) no
                           Event of Default
                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A
                      20   N/A
                      21   N/A
                    21.1
                    21.2
                      23   To be disbursed to the borrower prior to 11/12/2007
                           provided: (i) No Event of Default shall have occurred (ii)
                           Borrower shall have completed at least $300,000 of
                           Renovation Work



                      25   N/A
                      26   N/A
                      27   N/A
                      28   N/A
                      30   N/A
                      31   N/A
                      32   N/A
                      33   N/A

                      34   N/A
                      35   N/A
                      36   N/A







                      37   N/A







                      38   N/A







                      39   N/A
                      40   N/A
                      41   Provided No Event of Default (i) First Release Amount is
                           Released if DSCR has increased 5 basis points from Closing
                           Pro-Forma DSCR, (ii) Second Release Amount is Released if
                           DSCR has increased 10 basis points from Closing Pro-Forma
                           DSCR, (iii) Third Release Amount is Released if DSCR has
                           increased 15 basis points from Closing Pro-Forma DSCR, (iv)
                           Final Release Amount is Released if DSCR has increased 20
                           basis points from Closing Pro-Forma DSCR




                      42   $1,3, shall be release upon Suprise Massage NV, LLC
                           at the property and $8, shall be release once the property achieve 95% occupancy


                      45   Subsequent to the five year anniversary of the first payment date, the Mortgagee shall have the right to (i) Retain the balance as additional security for the loan or (ii) apply a portion of the account towards the repayment of the loan in an amount equal to the amount that would cause the Pro-Forma
                           DSCR to exceed the Closing DSCR by twenty basis points





                      46   N/A
                      48   Released in 4 equal disbursements upon writted request
                           to 1.18x for first release (iii) the DSCR has increased by
                           1.23x for second release (iv) the DSCR has increased by
                           1.28x for third release (iv) the DSCR has increased by 1.48x for fourth and final release





                      49   N/A
                      50   N/A
                      52   N/A
                      56   N/A
                      58   N/A
                      59   N/A
                      60   N/A
                      61   N/A
                      62   N/A
                      63   N/A
                      64   Release upon: (i) DSCR>=1.20, (ii) Occupancy >=90% and (iii)
                           no event of default
                      65   N/A
                      67   N/A
                      68   N/A
                      69   N/A
                      71   N/A
                      72   N/A
                      73   N/A
                      74   N/A
                      76   N/A
                    76.1
                    76.2
                      78   N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A
                      80   N/A
                      82   Release upon: (i) DSCR >= 1.20 and (ii) Occupancy >= 95%
                      83   N/A
                      84   N/A
                      86   N/A
                      87   N/A
                      88   N/A
                      90   N/A
                      91   N/A
                      92   N/A
                      93   N/A
                      94   N/A
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A
                      96   N/A
                      98   N/A
                     101   N/A
                     102   N/A
                     103   N/A
                     105   N/A
                     106   N/A
                     107   Release upon (i) No Event of Default, (ii) DSCR>=1.20x,
                           (iii) Occupancy >=90% for 3 full calender months prior to
                           Earnout Disbursement Date


                     108   N/A
                     109   N/A
                     110   N/A
                     112   N/A
                     113   N/A
                     114   N/A
                     115   N/A
                   115.1
                   115.2
                     116   N/A
                     117   N/A
                     118   N/A
                     119   N/A
                     120   N/A
                     121   N/A
                   121.1
                   121.2
                     122   N/A
                     123   N/A
                     124   N/A
                     126   N/A
                     129   N/A
                     130   N/A
                     131   N/A
                     132   N/A
                     133   N/A

                     134   Release upon (i) No Event of Default, (ii) DSCR>=1.20x,
                           (iii) vacant space at property leased at no less than $12.00 per square foot for a minimum of a five year term
                     136   N/A
                     139   N/A
                     140   N/A
                   140.1
                   140.2
                     141   N/A
                     142   Release upon: (i) occupancy = 100% (4,850 SF leased at
                           $24/SF for a minimum of 3 years), (ii) LTV=<80% and (iii)
                           DSCR=>1.20
                   142.1
                   142.2
                     143   N/A
                     145   N/A
                     147   N/A
                     148   N/A
                     149   N/A
                     150   N/A
                     154   N/A
                     155   N/A
                     157   N/A
                     158   N/A
                     161   N/A
                     164   N/A
                     165   N/A
                     166   N/A
                     167   N/A
                     168   N/A
                     169   N/A
                     171   N/A
                     172   N/A
                     173   N/A
                     174   N/A
                     175   N/A
                     178   N/A
                     179   N/A
                     181   N/A
                     182   N/A
                     184   N/A
                     185   N/A
                     186   N/A
                     188   N/A

                     190   N/A
                     193   N/A
                     195   N/A
                     197   N/A
                     199   N/A
                     200   N/A


                     201   N/A
                     206   N/A
                     208   N/A
                     209   N/A
                     210   N/A
                     211   N/A

Total/Weighted Average:

                                                                                                Initial
                           Existing Secured      Description of Existing       Description of   Replacement
#                          Secondary Financing   Secured Secondary Financing   Lock Box         Reserve
------------------------   -------------------   ---------------------------   --------------   -----------
                       1           $72,000,000   Mezzanine Debt                Hard             N/A
                     1.1
                     1.2
                       2           $53,000,000   Mezzanine Debt                Hard             N/A
                       3           $25,000,000   Mezzanine Debt                Hard             N/A
                       4           $15,000,000   Mezzanine Debt                Hard             N/A
                       5           $34,000,000   Mezzanine Debt                Hard             N/A
                       6   N/A                   N/A                           Hard             N/A
                     6.1
                     6.2
                     6.3
                     6.4
                     6.5
                       7           $15,500,000   Mezzanine Debt                N/A              N/A
                       8   N/A                   N/A                           Springing        N/A


                       9            $3,170,000   Mezzanine Debt                Springing        N/A
                     9.1
                     9.2
                     9.3
                     9.4
                      10            $9,470,000   Mezzanine Debt                Hard                $200,000
                    10.1
                    10.2
                      11   N/A                   N/A                           Springing        N/A
                      13   N/A                   N/A                           Springing        N/A
                      14   N/A                   N/A                           Springing             $1,663
                      15            $1,400,000   Secured Subordinate Debt      N/A              N/A
                      17            $3,500,000   Mezzanine Debt                Hard             N/A
                      18            $1,420,000   Secured Subordinate Debt      N/A              N/A

                    18.1
                    18.2
                    18.3
                    18.4
                    18.5
                    18.6
                    18.7
                      19   N/A                   N/A                           Springing        N/A
                      20   N/A                   N/A                           Hard             N/A
                      21   N/A                   N/A                           N/A              N/A
                    21.1
                    21.2
                      23   N/A                   N/A                           N/A              N/A






                      25   N/A                   N/A                           N/A              N/A
                      26   N/A                   N/A                           N/A              N/A
                      27   N/A                   N/A                           Springing        N/A
                      28   N/A                   N/A                           N/A              N/A
                      30   N/A                   N/A                           N/A              N/A
                      31   N/A                   N/A                           Springing        N/A
                      32   N/A                   N/A                           N/A              N/A
                      33   N/A                   N/A                           Springing        N/A

                      34   N/A                   N/A                           N/A              N/A
                      35   N/A                   N/A                           Springing        N/A
                      36   N/A                   N/A                           Hard             N/A







                      37   N/A                   N/A                           Hard             N/A







                      38   N/A                   N/A                           Hard             N/A







                      39   N/A                   N/A                           N/A              N/A
                      40   N/A                   N/A                           Hard             N/A
                      41   N/A                   N/A                           Springing        N/A











                      42   N/A                   N/A                           N/A              N/A




                      45   N/A                   N/A                           Springing        N/A










                      46   N/A                   N/A                           Springing        N/A
                      48   N/A                   N/A                           Springing        N/A









                      49   N/A                   N/A                           Springing        N/A
                      50   N/A                   N/A                           N/A              N/A
                      52   N/A                   N/A                           N/A              N/A
                      56   N/A                   N/A                           N/A              N/A
                      58   N/A                   N/A                           Springing        N/A
                      59   N/A                   N/A                           N/A              N/A
                      60   N/A                   N/A                           Springing             $4,301
                      61   N/A                   N/A                           Springing        N/A
                      62   N/A                   N/A                           N/A              N/A
                      63   N/A                   N/A                           Springing        N/A
                      64   N/A                   N/A                           N/A              N/A

                      65   N/A                   N/A                           N/A                   $2,300
                      67   N/A                   N/A                           Springing        N/A
                      68   N/A                   N/A                           Springing           $300,000
                      69   N/A                   N/A                           Springing        N/A
                      71   N/A                   N/A                           N/A              N/A
                      72   N/A                   N/A                           N/A              N/A
                      73   N/A                   N/A                           N/A              N/A
                      74   N/A                   N/A                           Springing        N/A
                      76   N/A                   N/A                           N/A              N/A
                    76.1
                    76.2
                      78   N/A                   N/A                           N/A              N/A
                    78.1
                    78.2
                    78.3
                    78.4
                      79   N/A                   N/A                           Hard             N/A
                      80   N/A                   N/A                           N/A                 $105,000
                      82   N/A                   N/A                           N/A              N/A
                      83   N/A                   N/A                           N/A              N/A
                      84   N/A                   N/A                           N/A              N/A
                      86   N/A                   N/A                           Springing        N/A
                      87   N/A                   N/A                           N/A                  $30,266
                      88   N/A                   N/A                           Springing        N/A
                      90   N/A                   N/A                           N/A              N/A
                      91   N/A                   N/A                           N/A              N/A
                      92   N/A                   N/A                           N/A              N/A
                      93   N/A                   N/A                           N/A              N/A
                      94   N/A                   N/A                           N/A                  $50,170
                    94.1
                    94.2
                    94.3
                    94.4
                    94.5
                      95   N/A                   N/A                           Springing        N/A
                      96   N/A                   N/A                           N/A              N/A
                      98   N/A                   N/A                           N/A              N/A
                     101   N/A                   N/A                           N/A              N/A
                     102   N/A                   N/A                           N/A              N/A
                     103   N/A                   N/A                           N/A              N/A
                     105   N/A                   N/A                           N/A              N/A
                     106   N/A                   N/A                           N/A                  $35,700
                     107   N/A                   N/A                           N/A              N/A




                     108   N/A                   N/A                           N/A              N/A
                     109   N/A                   N/A                           N/A              N/A
                     110   N/A                   N/A                           N/A                  $23,708
                     112   N/A                   N/A                           Springing        N/A
                     113   N/A                   N/A                           N/A              N/A
                     114   N/A                   N/A                           N/A              N/A
                     115   N/A                   N/A                           Springing        N/A
                   115.1
                   115.2
                     116   N/A                   N/A                           Springing        N/A
                     117   N/A                   N/A                           N/A              N/A
                     118   N/A                   N/A                           N/A              N/A
                     119   N/A                   N/A                           N/A              N/A
                     120   N/A                   N/A                           Springing        N/A
                     121   N/A                   N/A                           N/A              N/A
                   121.1
                   121.2
                     122   N/A                   N/A                           N/A              N/A
                     123   N/A                   N/A                           Hard             N/A
                     124   N/A                   N/A                           N/A              N/A
                     126   N/A                   N/A                           N/A              N/A
                     129   N/A                   N/A                           N/A              N/A
                     130   N/A                   N/A                           N/A              N/A
                     131   N/A                   N/A                           N/A              N/A
                     132   N/A                   N/A                           N/A              N/A
                     133   N/A                   N/A                           N/A              N/A

                     134   N/A                   N/A                           N/A              N/A


                     136   N/A                   N/A                           N/A              N/A
                     139   N/A                   N/A                           N/A              N/A
                     140   N/A                   N/A                           N/A              N/A
                   140.1
                   140.2
                     141   N/A                   N/A                           N/A              N/A
                     142   N/A                   N/A                           N/A              N/A


                   142.1
                   142.2
                     143   N/A                   N/A                           N/A              N/A
                     145   N/A                   N/A                           N/A              N/A
                     147   N/A                   N/A                           Springing        N/A
                     148   N/A                   N/A                           N/A              N/A
                     149   N/A                   N/A                           N/A                  $26,540
                     150   N/A                   N/A                           N/A              N/A
                     154   N/A                   N/A                           N/A              N/A
                     155   N/A                   N/A                           N/A              N/A
                     157   N/A                   N/A                           N/A              N/A
                     158   N/A                   N/A                           N/A              N/A
                     161   N/A                   N/A                           N/A              N/A
                     164   N/A                   N/A                           N/A              N/A
                     165   N/A                   N/A                           N/A              N/A
                     166   N/A                   N/A                           N/A              N/A
                     167   N/A                   N/A                           N/A              N/A
                     168              $125,000   Secured Subordinate Debt      N/A              N/A
                     169   N/A                   N/A                           N/A              N/A
                     171   N/A                   N/A                           N/A              N/A
                     172   N/A                   N/A                           N/A              N/A
                     173   N/A                   N/A                           N/A              N/A
                     174   N/A                   N/A                           N/A              N/A
                     175   N/A                   N/A                           N/A              N/A
                     178   N/A                   N/A                           N/A              N/A
                     179   N/A                   N/A                           N/A              N/A
                     181   N/A                   N/A                           N/A                  $87,500
                     182   N/A                   N/A                           Springing        N/A
                     184   N/A                   N/A                           N/A              N/A
                     185   N/A                   N/A                           N/A              N/A
                     186   N/A                   N/A                           Hard             N/A
                     188   N/A                   N/A                           Springing        N/A

                     190   N/A                   N/A                           N/A              N/A
                     193   N/A                   N/A                           N/A              N/A
                     195   N/A                   N/A                           N/A                  $14,200
                     197   N/A                   N/A                           N/A              N/A
                     199   N/A                   N/A                           N/A              N/A
                     200   N/A                   N/A                           N/A                  $19,871


                     201   N/A                   N/A                           N/A              N/A
                     206   N/A                   N/A                           N/A              N/A
                     208   N/A                   N/A                           N/A              N/A
                     209   N/A                   N/A                           N/A              N/A
                     210   N/A                   N/A                           N/A              N/A
                     211   N/A                   N/A                           N/A              N/A

Total/Weighted Average:

                           Total # of     Total # of   No. # Studio   No. # 1BR    No. # 2BR    No. # 3BR
#                          Unsold Units   Sold Units   Sold Units     Sold Units   Sold Units   Sold Units
------------------------   ------------   ----------   ------------   ----------   ----------   ----------
                       1   N/A            N/A          N/A            N/A          N/A          N/A
                     1.1   N/A            N/A          N/A            N/A          N/A          N/A
                     1.2   N/A            N/A          N/A            N/A          N/A          N/A
                       2   N/A            N/A          N/A            N/A          N/A          N/A
                       3   N/A            N/A          N/A            N/A          N/A          N/A
                       4   N/A            N/A          N/A            N/A          N/A          N/A
                       5   N/A            N/A          N/A            N/A          N/A          N/A
                       6   N/A            N/A          N/A            N/A          N/A          N/A
                     6.1   N/A            N/A          N/A            N/A          N/A          N/A
                     6.2   N/A            N/A          N/A            N/A          N/A          N/A
                     6.3   N/A            N/A          N/A            N/A          N/A          N/A
                     6.4   N/A            N/A          N/A            N/A          N/A          N/A
                     6.5   N/A            N/A          N/A            N/A          N/A          N/A
                       7   N/A            N/A          N/A            N/A          N/A          N/A
                       8   N/A            N/A          N/A            N/A          N/A          N/A


                       9   N/A            N/A          N/A            N/A          N/A          N/A
                     9.1   N/A            N/A          N/A            N/A          N/A          N/A
                     9.2   N/A            N/A          N/A            N/A          N/A          N/A
                     9.3   N/A            N/A          N/A            N/A          N/A          N/A
                     9.4   N/A            N/A          N/A            N/A          N/A          N/A
                      10   N/A            N/A          N/A            N/A          N/A          N/A
                    10.1   N/A            N/A          N/A            N/A          N/A          N/A
                    10.2   N/A            N/A          N/A            N/A          N/A          N/A
                      11   N/A            N/A          N/A            N/A          N/A          N/A
                      13   N/A            N/A          N/A            N/A          N/A          N/A
                      14   N/A            N/A          N/A            N/A          N/A          N/A
                      15   N/A            N/A          N/A            N/A          N/A          N/A
                      17   N/A            N/A          N/A            N/A          N/A          N/A
                      18   N/A            N/A          N/A            N/A          N/A          N/A

                    18.1   N/A            N/A          N/A            N/A          N/A          N/A
                    18.2   N/A            N/A          N/A            N/A          N/A          N/A
                    18.3   N/A            N/A          N/A            N/A          N/A          N/A
                    18.4   N/A            N/A          N/A            N/A          N/A          N/A
                    18.5   N/A            N/A          N/A            N/A          N/A          N/A
                    18.6   N/A            N/A          N/A            N/A          N/A          N/A
                    18.7   N/A            N/A          N/A            N/A          N/A          N/A
                      19   N/A            N/A          N/A            N/A          N/A          N/A
                      20   N/A            N/A          N/A            N/A          N/A          N/A
                      21   N/A            N/A          N/A            N/A          N/A          N/A
                    21.1   N/A            N/A          N/A            N/A          N/A          N/A
                    21.2   N/A            N/A          N/A            N/A          N/A          N/A
                      23   N/A            N/A          N/A            N/A          N/A          N/A






                      25   N/A            N/A          N/A            N/A          N/A          N/A
                      26   N/A            N/A          N/A            N/A          N/A          N/A
                      27   N/A            N/A          N/A            N/A          N/A          N/A
                      28   N/A            N/A          N/A            N/A          N/A          N/A
                      30   N/A            N/A          N/A            N/A          N/A          N/A
                      31   N/A            N/A          N/A            N/A          N/A          N/A
                      32   N/A            N/A          N/A            N/A          N/A          N/A
                      33   N/A            N/A          N/A            N/A          N/A          N/A

                      34   N/A            N/A          N/A            N/A          N/A          N/A
                      35   N/A            N/A          N/A            N/A          N/A          N/A
                      36   N/A            N/A          N/A            N/A          N/A          N/A







                      37   N/A            N/A          N/A            N/A          N/A          N/A







                      38   N/A            N/A          N/A            N/A          N/A          N/A







                      39   N/A            N/A          N/A            N/A          N/A          N/A
                      40   N/A            N/A          N/A            N/A          N/A          N/A
                      41   N/A            N/A          N/A            N/A          N/A          N/A











                      42   N/A            N/A          N/A            N/A          N/A          N/A




                      45   N/A            N/A          N/A            N/A          N/A          N/A










                      46   N/A            N/A          N/A            N/A          N/A          N/A
                      48   N/A            N/A          N/A            N/A          N/A          N/A









                      49   N/A            N/A          N/A            N/A          N/A          N/A
                      50   N/A            N/A          N/A            N/A          N/A          N/A
                      52   N/A            N/A          N/A            N/A          N/A          N/A
                      56   N/A            N/A          N/A            N/A          N/A          N/A
                      58   N/A            N/A          N/A            N/A          N/A          N/A
                      59   N/A            N/A          N/A            N/A          N/A          N/A
                      60   N/A            N/A          N/A            N/A          N/A          N/A
                      61   N/A            N/A          N/A            N/A          N/A          N/A
                      62   N/A            N/A          N/A            N/A          N/A          N/A
                      63   N/A            N/A          N/A            N/A          N/A          N/A
                      64   N/A            N/A          N/A            N/A          N/A          N/A

                      65   N/A            N/A          N/A            N/A          N/A          N/A
                      67   N/A            N/A          N/A            N/A          N/A          N/A
                      68   N/A            N/A          N/A            N/A          N/A          N/A
                      69   N/A            N/A          N/A            N/A          N/A          N/A
                      71   N/A            N/A          N/A            N/A          N/A          N/A
                      72   N/A            N/A          N/A            N/A          N/A          N/A
                      73   N/A            N/A          N/A            N/A          N/A          N/A
                      74   N/A            N/A          N/A            N/A          N/A          N/A
                      76   N/A            N/A          N/A            N/A          N/A          N/A
                    76.1   N/A            N/A          N/A            N/A          N/A          N/A
                    76.2   N/A            N/A          N/A            N/A          N/A          N/A
                      78   N/A            N/A          N/A            N/A          N/A          N/A
                    78.1   N/A            N/A          N/A            N/A          N/A          N/A
                    78.2   N/A            N/A          N/A            N/A          N/A          N/A
                    78.3   N/A            N/A          N/A            N/A          N/A          N/A
                    78.4   N/A            N/A          N/A            N/A          N/A          N/A
                      79   N/A            N/A          N/A            N/A          N/A          N/A
                      80   N/A            N/A          N/A            N/A          N/A          N/A
                      82   N/A            N/A          N/A            N/A          N/A          N/A
                      83   N/A            N/A          N/A            N/A          N/A          N/A
                      84   N/A            N/A          N/A            N/A          N/A          N/A
                      86   N/A            N/A          N/A            N/A          N/A          N/A
                      87   N/A            N/A          N/A            N/A          N/A          N/A
                      88   N/A            N/A          N/A            N/A          N/A          N/A
                      90   N/A            N/A          N/A            N/A          N/A          N/A
                      91   N/A            N/A          N/A            N/A          N/A          N/A
                      92   N/A            N/A          N/A            N/A          N/A          N/A
                      93   N/A            N/A          N/A            N/A          N/A          N/A
                      94   N/A            N/A          N/A            N/A          N/A          N/A
                    94.1   N/A            N/A          N/A            N/A          N/A          N/A
                    94.2   N/A            N/A          N/A            N/A          N/A          N/A
                    94.3   N/A            N/A          N/A            N/A          N/A          N/A
                    94.4   N/A            N/A          N/A            N/A          N/A          N/A
                    94.5   N/A            N/A          N/A            N/A          N/A          N/A
                      95   N/A            N/A          N/A            N/A          N/A          N/A
                      96   N/A            N/A          N/A            N/A          N/A          N/A
                      98   N/A            N/A          N/A            N/A          N/A          N/A
                     101   N/A            N/A          N/A            N/A          N/A          N/A
                     102   N/A            N/A          N/A            N/A          N/A          N/A
                     103   N/A            N/A          N/A            N/A          N/A          N/A
                     105   N/A            N/A          N/A            N/A          N/A          N/A
                     106   N/A            N/A          N/A            N/A          N/A          N/A
                     107   N/A            N/A          N/A            N/A          N/A          N/A




                     108   N/A            N/A          N/A            N/A          N/A          N/A
                     109   N/A            N/A          N/A            N/A          N/A          N/A
                     110   N/A            N/A          N/A            N/A          N/A          N/A
                     112   N/A            N/A          N/A            N/A          N/A          N/A
                     113   N/A            N/A          N/A            N/A          N/A          N/A
                     114   N/A            N/A          N/A            N/A          N/A          N/A
                     115   N/A            N/A          N/A            N/A          N/A          N/A
                   115.1   N/A            N/A          N/A            N/A          N/A          N/A
                   115.2   N/A            N/A          N/A            N/A          N/A          N/A
                     116   N/A            N/A          N/A            N/A          N/A          N/A
                     117   N/A            N/A          N/A            N/A          N/A          N/A
                     118   N/A            N/A          N/A            N/A          N/A          N/A
                     119   N/A            N/A          N/A            N/A          N/A          N/A
                     120   N/A            N/A          N/A            N/A          N/A          N/A
                     121   N/A            N/A          N/A            N/A          N/A          N/A
                   121.1   N/A            N/A          N/A            N/A          N/A          N/A
                   121.2   N/A            N/A          N/A            N/A          N/A          N/A
                     122   N/A            N/A          N/A            N/A          N/A          N/A
                     123   N/A            N/A          N/A            N/A          N/A          N/A
                     124   N/A            N/A          N/A            N/A          N/A          N/A
                     126   N/A            N/A          N/A            N/A          N/A          N/A
                     129   N/A            N/A          N/A            N/A          N/A          N/A
                     130   N/A            N/A          N/A            N/A          N/A          N/A
                     131   N/A            N/A          N/A            N/A          N/A          N/A
                     132   N/A            N/A          N/A            N/A          N/A          N/A
                     133   N/A            N/A          N/A            N/A          N/A          N/A

                     134   N/A            N/A          N/A            N/A          N/A          N/A


                     136   N/A            N/A          N/A            N/A          N/A          N/A
                     139   N/A            N/A          N/A            N/A          N/A          N/A
                     140   N/A            N/A          N/A            N/A          N/A          N/A
                   140.1   N/A            N/A          N/A            N/A          N/A          N/A
                   140.2   N/A            N/A          N/A            N/A          N/A          N/A
                     141   N/A            N/A          N/A            N/A          N/A          N/A
                     142   N/A            N/A          N/A            N/A          N/A          N/A


                   142.1   N/A            N/A          N/A            N/A          N/A          N/A
                   142.2   N/A            N/A          N/A            N/A          N/A          N/A
                     143   N/A            N/A          N/A            N/A          N/A          N/A
                     145   N/A            N/A          N/A            N/A          N/A          N/A
                     147   N/A            N/A          N/A            N/A          N/A          N/A
                     148   N/A            N/A          N/A            N/A          N/A          N/A
                     149   N/A            N/A          N/A            N/A          N/A          N/A
                     150   N/A            N/A          N/A            N/A          N/A          N/A
                     154   N/A            N/A          N/A            N/A          N/A          N/A
                     155   N/A            N/A          N/A            N/A          N/A          N/A
                     157   N/A            N/A          N/A            N/A          N/A          N/A
                     158   N/A            N/A          N/A            N/A          N/A          N/A
                     161   N/A            N/A          N/A            N/A          N/A          N/A
                     164   N/A            N/A          N/A            N/A          N/A          N/A
                     165   N/A            N/A          N/A            N/A          N/A          N/A
                     166   N/A            N/A          N/A            N/A          N/A          N/A
                     167   N/A            N/A          N/A            N/A          N/A          N/A
                     168   N/A            N/A          N/A            N/A          N/A          N/A
                     169   N/A            N/A          N/A            N/A          N/A          N/A
                     171   N/A            N/A          N/A            N/A          N/A          N/A
                     172   N/A            N/A          N/A            N/A          N/A          N/A
                     173   N/A            N/A          N/A            N/A          N/A          N/A
                     174   N/A            N/A          N/A            N/A          N/A          N/A
                     175   N/A            N/A          N/A            N/A          N/A          N/A
                     178   N/A            N/A          N/A            N/A          N/A          N/A
                     179   N/A            N/A          N/A            N/A          N/A          N/A
                     181   N/A            N/A          N/A            N/A          N/A          N/A
                     182   N/A            N/A          N/A            N/A          N/A          N/A
                     184   N/A            N/A          N/A            N/A          N/A          N/A
                     185   N/A            N/A          N/A            N/A          N/A          N/A
                     186   N/A            N/A          N/A            N/A          N/A          N/A
                     188   N/A            N/A          N/A            N/A          N/A          N/A

                     190   N/A            N/A          N/A            N/A          N/A          N/A
                     193   N/A            N/A          N/A            N/A          N/A          N/A
                     195   N/A            N/A          N/A            N/A          N/A          N/A
                     197   N/A            N/A          N/A            N/A          N/A          N/A
                     199   N/A            N/A          N/A            N/A          N/A          N/A
                     200   N/A            N/A          N/A            N/A          N/A          N/A


                     201   N/A            N/A          N/A            N/A          N/A          N/A
                     206   N/A            N/A          N/A            N/A          N/A          N/A
                     208   N/A            N/A          N/A            N/A          N/A          N/A
                     209   N/A            N/A          N/A            N/A          N/A          N/A
                     210   N/A            N/A          N/A            N/A          N/A          N/A
                     211   N/A            N/A          N/A            N/A          N/A          N/A

Total/Weighted Average:

                           No. # 4BR    No. # 5BR
#                          Sold Units   Sold Units
------------------------   ----------   ----------
                       1   N/A          N/A
                     1.1   N/A          N/A
                     1.2   N/A          N/A
                       2   N/A          N/A
                       3   N/A          N/A
                       4   N/A          N/A
                       5   N/A          N/A
                       6   N/A          N/A
                     6.1   N/A          N/A
                     6.2   N/A          N/A
                     6.3   N/A          N/A
                     6.4   N/A          N/A
                     6.5   N/A          N/A
                       7   N/A          N/A
                       8   N/A          N/A


                       9   N/A          N/A
                     9.1   N/A          N/A
                     9.2   N/A          N/A
                     9.3   N/A          N/A
                     9.4   N/A          N/A
                      10   N/A          N/A
                    10.1   N/A          N/A
                    10.2   N/A          N/A
                      11   N/A          N/A
                      13   N/A          N/A
                      14   N/A          N/A
                      15   N/A          N/A
                      17   N/A          N/A
                      18   N/A          N/A

                    18.1   N/A          N/A
                    18.2   N/A          N/A
                    18.3   N/A          N/A
                    18.4   N/A          N/A
                    18.5   N/A          N/A
                    18.6   N/A          N/A
                    18.7   N/A          N/A
                      19   N/A          N/A
                      20   N/A          N/A
                      21   N/A          N/A
                    21.1   N/A          N/A
                    21.2   N/A          N/A
                      23   N/A          N/A






                      25   N/A          N/A
                      26   N/A          N/A
                      27   N/A          N/A
                      28   N/A          N/A
                      30   N/A          N/A
                      31   N/A          N/A
                      32   N/A          N/A
                      33   N/A          N/A

                      34   N/A          N/A
                      35   N/A          N/A
                      36   N/A          N/A







                      37   N/A          N/A







                      38   N/A          N/A







                      39   N/A          N/A
                      40   N/A          N/A
                      41   N/A          N/A











                      42   N/A          N/A




                      45   N/A          N/A










                      46   N/A          N/A
                      48   N/A          N/A









                      49   N/A          N/A
                      50   N/A          N/A
                      52   N/A          N/A
                      56   N/A          N/A
                      58   N/A          N/A
                      59   N/A          N/A
                      60   N/A          N/A
                      61   N/A          N/A
                      62   N/A          N/A
                      63   N/A          N/A
                      64   N/A          N/A

                      65   N/A          N/A
                      67   N/A          N/A
                      68   N/A          N/A
                      69   N/A          N/A
                      71   N/A          N/A
                      72   N/A          N/A
                      73   N/A          N/A
                      74   N/A          N/A
                      76   N/A          N/A
                    76.1   N/A          N/A
                    76.2   N/A          N/A
                      78   N/A          N/A
                    78.1   N/A          N/A
                    78.2   N/A          N/A
                    78.3   N/A          N/A
                    78.4   N/A          N/A
                      79   N/A          N/A
                      80   N/A          N/A
                      82   N/A          N/A
                      83   N/A          N/A
                      84   N/A          N/A
                      86   N/A          N/A
                      87   N/A          N/A
                      88   N/A          N/A
                      90   N/A          N/A
                      91   N/A          N/A
                      92   N/A          N/A
                      93   N/A          N/A
                      94   N/A          N/A
                    94.1   N/A          N/A
                    94.2   N/A          N/A
                    94.3   N/A          N/A
                    94.4   N/A          N/A
                    94.5   N/A          N/A
                      95   N/A          N/A
                      96   N/A          N/A
                      98   N/A          N/A
                     101   N/A          N/A
                     102   N/A          N/A
                     103   N/A          N/A
                     105   N/A          N/A
                     106   N/A          N/A
                     107   N/A          N/A




                     108   N/A          N/A
                     109   N/A          N/A
                     110   N/A          N/A
                     112   N/A          N/A
                     113   N/A          N/A
                     114   N/A          N/A
                     115   N/A          N/A
                   115.1   N/A          N/A
                   115.2   N/A          N/A
                     116   N/A          N/A
                     117   N/A          N/A
                     118   N/A          N/A
                     119   N/A          N/A
                     120   N/A          N/A
                     121   N/A          N/A
                   121.1   N/A          N/A
                   121.2   N/A          N/A
                     122   N/A          N/A
                     123   N/A          N/A
                     124   N/A          N/A
                     126   N/A          N/A
                     129   N/A          N/A
                     130   N/A          N/A
                     131   N/A          N/A
                     132   N/A          N/A
                     133   N/A          N/A

                     134   N/A          N/A


                     136   N/A          N/A
                     139   N/A          N/A
                     140   N/A          N/A
                   140.1   N/A          N/A
                   140.2   N/A          N/A
                     141   N/A          N/A
                     142   N/A          N/A


                   142.1   N/A          N/A
                   142.2   N/A          N/A
                     143   N/A          N/A
                     145   N/A          N/A
                     147   N/A          N/A
                     148   N/A          N/A
                     149   N/A          N/A
                     150   N/A          N/A
                     154   N/A          N/A
                     155   N/A          N/A
                     157   N/A          N/A
                     158   N/A          N/A
                     161   N/A          N/A
                     164   N/A          N/A
                     165   N/A          N/A
                     166   N/A          N/A
                     167   N/A          N/A
                     168   N/A          N/A
                     169   N/A          N/A
                     171   N/A          N/A
                     172   N/A          N/A
                     173   N/A          N/A
                     174   N/A          N/A
                     175   N/A          N/A
                     178   N/A          N/A
                     179   N/A          N/A
                     181   N/A          N/A
                     182   N/A          N/A
                     184   N/A          N/A
                     185   N/A          N/A
                     186   N/A          N/A
                     188   N/A          N/A

                     190   N/A          N/A
                     193   N/A          N/A
                     195   N/A          N/A
                     197   N/A          N/A
                     199   N/A          N/A
                     200   N/A          N/A


                     201   N/A          N/A
                     206   N/A          N/A
                     208   N/A          N/A
                     209   N/A          N/A
                     210   N/A          N/A
                     211   N/A          N/A

Total/Weighted Average:


(A) The Underlying Mortgage Loans secured by RV Dakota Ridge RV Park, RV Elk Meadows RV Park and RV Spruce Lake RV Park are cross-collateralized and cross-defaulted.

(1)   Based on a Cut-off date in September 2007.

(2) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans, there can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(3) For hospitality properties, the occupancy presented above is the occupancy concluded by the respective loan seller at underwriting based on historical performance and future outlook. For further description of the underwriting criteria, please see "Description of the Sponsors" in the accompanying free writing prospectus.

(4) In the case of cross-collateralized and cross-defaulted underlying mortgage loans, the combined LTV is presented for each and every related underlying mortgage loan.

(5) U/W NCF reflects the net cash flow after underwritten replacement reserves, underwritten LC's & TI's and underwritten FF&E.

(6) DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted underlying mortgage loans the combined DSCR is presented for each and every related underlying mortgage loan.

(7) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.

(8)   Anticipated Repayment Date.

(9)   Prepayment Provision as of Origination:

      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for (y) payments
      A%/(y) = A% Prepayment for (y) payments
      0.0%/(z) = Prepayable at par for (z) payments

(10)  "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.

(11) The Shutters on the Beach & Casa Del Mar Portfolio Loan is evidenced by a $310 million mortgage loan and a subordinate mezzanine loan in the amount of $72 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $310 million mortgage loan.

(12) The 245 Fifth Avenue Loan is evidenced by a $140 million mortgage loan and a subordinate mezzanine loan in the amount of $53 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $140 million mortgage loan.

(13) The City Tower Loan is evidenced by a $115 million mortgage loan and a subordinate mezzanine loan in the amount of $25 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $115 million mortgage loan.

(14) The 2600 Michelson Loan is evidenced by a $95 million mortgage loan and a subordinate mezzanine loan in the amount of $15 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $95 million mortgage loan.

(15) The Meyberry House Loan is evidenced by a $90 million mortgage loan and a subordinate mezzanine loan in the amount of $34 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $90 million mortgage loan.

(16) The underwriting projects that 80% of the units are unregulated, 19.4% are regulated and 0.6% are employee units.

(17) Beginning on the three month anniversary of the first payment date of the loan, the borrower will also have the option to obtain a release of: (i) the Parking Garage by paying the Parking Garage Release Amount ($8,800,000) and/or (ii) the Medical Office Space by paying the Medical Office Space Release Amount ($8,800,000). In connection with the release of either parcel, the borrower is not obligated to pay Required Yield Maintenance.

(18) The Esquire Portfolio Loan is evidenced by a $31 million mortgage loan and a subordinate mezzanine loan in the amount of $3.17 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $31 million mortgage loan.

(19) The underwriting projects that 49.1% of the units are unregulated, 49.1% are regulated and 1.8% are employee units.

(20) The Artisan Las Vegas Portfolio Loan is evidenced by a $30.3 million mortgage loan and a subordinate mezzanine loan in the amount of $9.47 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $30.3 million mortgage loan.

(21) Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the mortgaged real property from the lien of the mortgage loan through defeasance.

(22) Prior to the Defeasance Lockout Date, the borrower has the right to partially prepay the mortgage loan and obtain release of an Individual Property for up to 25% of the original principal amount of the mortgage loan by paying the Adjusted Release Amount plus the Required Yield Maintenance. After the Defeasance Lockout Date, the borrower can obtain a release of such parcels only through defeasing the applicable portion of the mortgage loan.

(23) With respect to the St. Luke's at Cypress Woods Loan, the Cut-Off LTV, Maturity LTV, and Appraised Value are based upon the appraiser's concluded As Is value. In addition, the appraiser also concluded a prospective As Stabilized value of $41,500,000 as of September 1, 2008, resulting in a Cut-Off LTV of 76.6% and a Maturity LTV of 76.6.%.

(24) The underlying mortgage loan is structured with an earnout/holdback or stabilization reserve. The Cut-Off LTV and Maturity LTV for the loan is shown net of its reserve.

(25) With respect to the Champions Centre Apartments Loan, the Cut-Off LTV, Maturity LTV, and Appraised Value are based upon the appraiser's concluded As Is value. In addition, the appraiser also concluded a prospective As Stabilized value of $16,350,000 as of October 4, 2007, resulting in a Cut-Off LTV of 79.5% and a Maturity LTV of 79.5%.

(26) With respect to the 1208B VFW Parkway Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $6,200,000 (as of 1/3/2007).

(27) With respect to the 1250B Auburn Road Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $2,250,000 (as of 3/10/2007).

(28) With respect to the Tower Professional Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $4,700,000 (as of 12/7/2006).

(29) The borrower has the obligation to prepay the loan, to the extent necessary, upon the State of Illinois exercising its option to purchase certain two parcels, which the State of Illinois currently leases. If the State of Illinois exercises such purchase option during the defeasance lockout period, or if the borrower is otherwise unable to defease due to REMIC restrictions, then the borrower must prepay the loan, to the extent necessary, with the Required Yield Maintenance plus 1%. After the defeasance lockout period, the loan can only be defeased unless the borrower is otherwise unable to defease the loan due to REMIC restrictions.

(30) Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the of either: (i) the Drug Mart Plaza - Upper Sandusky mortgaged real property from the lien of the mortgage by prepaying 125% of the Minimum Release Payment or, (ii) the Drug Mart Plaza
      - Parma Heights mortgaged real property by prepaying 140% of Minimum Release Payment. In addition to such partial prepayment amount, the borrower is also obligated to pay a prepayment penalty in the amount of the Required Yield Maintenance.

(31) Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the Shoppes at Midtown mortgaged real property from the lien of the mortgage by (i) prepaying 29% of the outstanding loan balance if the earnout reserve has been released, or (ii) 35% of the outstanding loan balance, if the earnout has not been released. In addition to such partial prepayment amount, the borrower is also obligated to pay a prepayment penalty in the amount of the Required Yield Maintenance.

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING CROSSED GROUPS

(1) RV Dakota Ridge RV Park, RV Elk Meadows RV Park and RV Spruce Lake RV Park.

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

                                  See Attached

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below.

            Exception to representation (i)

            Wellington Tower Retail - The borrower delivered a temporary certificate of occupancy with respect to the Mortgaged Property. The borrower is required to deliver a replacement temporary certificate of occupancy prior to the expiration of the temporary certificate of occupancy then in force, until such time as the lender receives a true, correct and complete copy of the permanent certificate of occupancy.

            Exception to representation (x)

            Comfort Inn & Suites Mansfield - The Mortgage and UCC financing statement are second liens as to those certain furniture items listed on the schedule attached to the lease with Vendor Capital Group. The recourse carveout guarantor is liable for any losses resulting from the borrower's failure to perform under the lease with Vendor Capital Group.

            Exception to representation (xiii)

            Comfort Inn & Suites Mansfield - The Mortgaged Property is subject to a title exception with respect to a UCC filing by Vendor Capital Group covering those certain furniture items listed on the schedule attached to the lease with Vendor Capital Group. The recourse carveout guarantor is liable for any losses resulting from the borrower's failure to perform under the lease with Vendor Capital Group.

            Exception to representation (xxvii)

            Artisan Las Vegas Multis - Pursuant to the Mortgage Loan Documents, VRP Meadow Ridge, LLC, one of the two borrower's, covenants and agrees to use commercially reasonable efforts to obtain a "No Further Action" letter and/or its equivalents with respect to the leaking transformer fluid and impacted soils identified in the related Phase I Environmental Report. Upon receipt thereof, the related borrower is required to promptly deliver the same to the lender.

            Paradise Bay - The borrower is required to continue monitoring of the progress of and involvement with the Texas Commission on Environmental Quality with respect to the Voluntary Cleanup Program case relating to a former dry cleaner to the south of the Mortgaged Property. The environmental consultant recommended that the borrower enroll in the Innocent Owner/Operator Program
(IOP). The environmental consultant reviewed maps indicating that the groundwater sampled from two groundwater monitoring wells near building 5 of the Mortgaged Property are contaminated above the action levels set by the State of Texas with respect to chlorinated solvents. In addition, the noted a minor area of mold (approximately 4 square feet) in one apartment ceiling above the bath tub from a leak from an upstairs apartment. The manager of the Mortgaged Property should promptly identify and repair or remediate the source of the moisture infiltration/buildup supporting the mold growth. Any damaged materials in these areas are required to be removed and replaced.

            Exception to representation (xxxi)(4)

            Trade Center - As of the date of origination (June 1, 2007), the ground lease (only covering the parking lot across the street from main collateral) is subject to assignment to the borrower after origination. The borrower is required to cause such assignment to be recorded within 60 days of origination. In addition, the loan will be fully recourse the recourse carveout guarantor until such an assignment is recorded. Finally, the title insurance company (Chicago Title) has insured leasehold title in the borrower as of the date of origination.

            Exception to representation (xxxvi)

            St Luke's At Cypress Woods - The borrower has obtained an unsecured loan from an affiliate (L&S Capital Holdings, LLC), not to exceed $565,000.00 (the "L&S Loan") to pay certain costs and expenses related to the transaction. The debt, if any, is evidenced by an unsecured promissory note, which note is subject to a subordination and standstill agreement approved by the lender.

            Eqizii Portfolio 400 N. 5th St./ Egizii Portfolio Combined - This Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B Loan on this transaction is in the amount of $1,420,000.00. The holder of the A Loan serves a collateral agent for both lenders. The relationship between the lenders is governed by an Intercreditor Agreement entered into consistent with the Column/CBA-Mezz Program.

            Hillside Village Shopping Center - This Loan is part of an "A/B" loan structure consistent with the program implemented between Column Financial, Inc. and CBA Mezzanine Capital. The B Loan on this transaction is in the amount of $1,400,000.00. The holder of the A Loan serves a collateral agent for both lenders. The relationship between the lenders is governed by an Intercreditor Agreement entered into consistent with the Column/CBA-Mezz Program.

            Exception to representation (xlviii)

            Hamburg Trust/Alliance Portfolio - If the amount of proceeds is less than $250,000 and the costs of restoration are less than $250,000, proceeds shall be disbursed to Borrower to be used for restoration.

            Exception to representation (xl)

            St Luke's At Cypress Woods- The tax lot on which the Mortgaged Property is located contains an outparcel (which may be released upon subdivision) in addition to the Mortgaged Property. A separate tax lot application has been made and the entire tax lot's assessments are taken into account in calculating the impound account deposits.

            Clearpoint Crossing -As of the closing date, the Mortgaged Property does not constitute a separate tax parcel for purposed of ad valorem taxation but is part of a combined parcel with other property currently owned by the seller. Not later than May 1, 2008 the borrower is required to obtain a subdivision of the Mortgaged Property from the remainder of the parcel and obtain a separate tax parcel number. The Mortgaged Property has its own legal description which has been recorded with Harris County, Texas.

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

            The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date herein below specified or, if no such date is specified, as of the date of this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

                  (1) originated by a savings and loan association, savings
            bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                  (2) if originated by a person which is not a Qualified
            Originator (any such person, a "Non-Qualified Originator"), then:

                        (a) such Mortgage Loan was underwritten in accordance
                  with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                        (b) the Qualified Originator approved each application
                  and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                        (c) the Mortgage Loan was originated by the
                  Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                        (d) the closing documents for the Mortgage Loan were
                  prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                              i. such closing documents reflect the Qualified
                        Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                              ii. such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                              iii. such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to Permitted Encumbrances (as defined below) and to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (a) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since August 24, 2007, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy, specimen policy or title commitment in any case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan, (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration and (g) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property (items (a), (b), (c), (d), (e), (f) and (g) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the value of the Mortgaged Property or the or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and
      (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments (for purposes of this representation and warranty, taxes and assessments shall not be considered due and owing until the date on which interest and/or penalties would be payable thereon);

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and/or with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,500,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such lender's environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain direct or indirect interests in the related borrower to persons already holding direct or indirect interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

            (xxxi) With respect to any Mortgage Loan where all or any material portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (1) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially and adversely affect the security provided by the related Mortgage. To the Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (2) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (3) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

                  (4) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (5) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

                  (6) The ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to the Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (7) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (8) The lender is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (9) The ground lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (10) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (11) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

                  (12) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are senior or pari passu in right of payment and cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding single-purpose entity status;

            (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loan or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix) (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (l) To the Seller's knowledge, (a) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments,
      (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest,
      (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel,
      (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan;
      (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial, Inc., PNC Bank, National Association and NCB,FSB pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of September 1, 2007, between the Depositor and Column Financial, Inc., between the Depositor and PNC Bank, National Association and between the Depositor and NCB, FSB, respectively, as the Cut-Off Date;

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4. that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C4 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                        COLUMN FINANCIAL, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

Sworn to before me this _____
day of __________, 2007